Exhibit 10.1

…………………………………………
SECOND AMENDMENT, EXTENSION AND INCREMENTAL ASSUMPTION AGREEMENT
dated as of October 1, 2014
among
LPL FINANCIAL HOLDINGS INC.,
as Holdings,
LPL HOLDINGS, INC.,
as Borrower,
CERTAIN SUBSIDIARIES OF LPL FINANCIAL HOLDINGS INC.,
as Subsidiary Guarantors,
THE LENDERS AND ADDITIONAL LENDERS PARTY HERETO,
BANK OF AMERICA, N.A.,
as Administrative Agent and Current Agent
and
JPMORGAN CHASE BANK, N.A.,
as Future Agent
…………………………………………
J.P. MORGAN SECURITIES LLC,
SUNTRUST ROBINSON HUMPHREY, INC.,
WELLS FARGO SECURITIES, LLC,
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,
CITIZENS BANK, N.A.,
MORGAN STANLEY SENIOR FUNDING, INC.,
GOLDMAN SACHS BANK USA
and
CITIGROUP GLOBAL MARKETS INC.,
as Joint Lead Arrangers and Joint Bookrunners,

BBVA COMPASS,
as Documentation Agent
and
J.P. MORGAN SECURITIES LLC, SUNTRUST BANK,
WELLS FARGO SECURITIES, LLC, MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, CITIZENS BANK, N.A., MORGAN STANLEY SENIOR FUNDING, INC., GOLDMAN SACHS BANK USA
and
CITIGROUP GLOBAL MARKETS INC.
as Co-Syndication Agents

SECOND AMENDMENT, EXTENSION AND INCREMENTAL ASSUMPTION AGREEMENT
This SECOND AMENDMENT, EXTENSION AND INCREMENTAL ASSUMPTION AGREEMENT (this “Agreement”), dated as of October 1, 2014, is made by and among LPL HOLDINGS, INC., a Massachusetts corporation (the “Borrower”), LPL FINANCIAL HOLDINGS INC., a Delaware corporation (“Holdings”), each subsidiary of the Borrower listed on the signature pages hereto (the “Subsidiary Guarantors”; the Subsidiary Guarantors, together with Holdings, the “Guarantors”; and the Guarantors, together with the Borrower, the “Credit Parties”), each of the undersigned banks and other financial institutions which is a “Lender” or an “Additional Lender” under (and as defined in) the Amended Credit Agreement (as defined below), BANK OF AMERICA, N.A., as administrative agent for the Lenders under, and as defined in, the Credit Agreement (as defined below) (the “Administrative Agent”), and also as collateral agent for the Lenders (in such capacities, “Current Agent” hereunder), and JPMORGAN CHASE BANK, N.A., as the future administrative agent and future collateral agent (in such capacities, “Future Agent”; and together with the Current Agent, the “Agents”).
PRELIMINARY STATEMENTS:
(1)The Borrower, Holdings, the Administrative Agent, the arrangers and other agents party thereto, and the banks and other financial institutions from time to time party thereto as lenders are parties to that certain Credit Agreement, originally dated as of March 29, 2012 (as amended by that certain First Amendment and Incremental Assumption Agreement, dated as of May 13, 2013, and as otherwise amended, modified or supplemented from time to time prior to the date hereof, the “Credit Agreement”, and as further amended by this Agreement, the “Amended Credit Agreement”). Capitalized terms not otherwise defined in this Agreement have the same meanings as specified in the Credit Agreement;
(2)The Incremental Revolving Refinancing Facility and the Incremental Revolving Increase. Section 2.14 of the Credit Agreement provides that the Borrower, Holdings, each Lender and each Additional Lender providing Additional/Replacement Revolving Credit Commitments, as part of an Additional/Replacement Revolving Credit Facility, and the Administrative Agent, may enter into an “Incremental Agreement” to provide for the later‑maturing Additional/Replacement Revolving Credit Facility contemplated to be made pursuant to this Agreement to refinance and replace the existing Revolving Credit Facility under the Credit Agreement. Section 2.14 of the Credit Agreement also provides that the Borrower, Holdings, each Lender and each Additional Lender providing an Incremental Revolving Increase Commitment (as defined below) pursuant to an Incremental Revolving Credit Commitment Increase (with respect to the new Additional/Replacement Revolving Credit Facility), and the Administrative Agent, may enter into an “Incremental Agreement” to provide for the Incremental Revolving Credit Commitment Increase contemplated to be made pursuant to this Agreement. The Borrower has requested that the Lenders and the Additional Lenders listed on Schedule 1 hereto, hereinafter collectively referred to as the “Incremental Revolving Lenders”, collectively provide, on the Second Amendment Effective Date (as defined below), pursuant to the terms hereof (a) the Incremental Revolving Refinancing Facility (as defined below) to replace the existing Revolving Credit Facility with a new revolving credit facility with a maturity date extended from March 29, 2017 to September 30, 2019 (subject to a springing maturity requirement, as set forth in the Amended Credit Agreement), and (b) an Incremental Revolving Credit Commitment Increase in the revolving commitments available under the aforementioned Incremental Revolving Refinancing Facility, in an aggregate principal amount equal to $150,000,000 (the “Incremental Revolver Increase”), and each Incremental Revolving Lender is prepared to provide a portion of such Incremental Revolving Refinancing Facility and/or such Incremental Revolver Increase, in each case in the corresponding amounts set forth in the applicable columns opposite such Incremental Revolving Lender’s name on Schedule 1 hereto, and in each case subject to the other terms and conditions set forth herein;
(3)The Initial Tranche A Term Loan Extension and Refinancing. Section 2.15 of the Credit Agreement provides that the Credit Parties, the Administrative Agent and the applicable Extending Lenders may establish an Extended Term Facility pursuant to an Extension Agreement. Section 2.14 of the Credit Agreement provides that the Borrower, Holdings, each Lender and each Additional Lender providing Incremental Term Loan Commitments, as part of an Incremental Term Loan Facility, and the Administrative Agent, may enter into an “Incremental Agreement” to provide for the later-maturing Incremental Term Loan Facility contemplated to be made pursuant to this Agreement and used to ratably refinance a portion of the remaining, unextended Initial Tranche A Term Loans. The Borrower (a) desires to extend the maturity date of all of the outstanding Initial Tranche A Term Loans from March 29, 2017 to September 30, 2019, subject to a springing maturity requirement, as set forth in the Amended Credit Agreement (the “Tranche A Extension”), and (b) has requested that, to the extent that any Initial Tranche A Term Loans remain unextended, that the Lenders and Additional Lenders listed on Schedule 2 hereto, hereinafter collectively referred to as the “Incremental Term Lenders”, provide, on the Second Amendment Effective Date, pursuant to the terms hereof, new Incremental Tranche A Term Loans to refinance a portion of the unextended Initial Tranche A Term Loans (such Incremental Tranche A Term Loans to be issued on the same terms, and subject to the same conditions, as the Extended Term Loans referenced above), in each case in a principal amount set forth opposite each such Incremental Term Lender’s name under the heading “2019 Refinancing Extended Tranche A Term Loan Amount” on Schedule 2 to this Agreement;
(4)Agency Replacement Consents. The Borrower desires to obtain the consent of all Lenders and all Additional Lenders party hereto to the making of certain other amendments to the Credit Agreement and the other Credit Documents to facilitate the future resignation and replacement of the Current Agent by the Future Agent;
(5)Dividend Amendment. The Borrower desires to increase the amount of the “fixed” part of the general Dividends basket in Section 10.6(h) of the Credit Agreement from $250,000,000 to $400,000,000 (the “Dividend Amendment”); and
(6)The Borrower, the other Credit Parties, the Agents, and the Lenders and Additional Lenders party hereto have agreed, subject to the terms and conditions set forth below, to amend the Credit Agreement as hereinafter set forth in accordance with Sections 2.14, 2.15 and 13.1 of the Credit Agreement.

SECTION 1.Revolver Transactions. Pursuant to Section 2.14 of the Credit Agreement, and subject to the satisfaction of the conditions precedent set forth in Section 7 hereof, on and as of the Second Amendment Effective Date:
(a)The Incremental Revolving Refinancing Facility. (i) Each Incremental Revolving Lender hereby agrees that upon, and subject to, the occurrence of the Second Amendment Effective Date, (A) such Incremental Revolving Lender shall make, as contemplated by Section 2.14 of the Credit Agreement, a new Additional/Replacement Revolving Credit Commitment in an amount equal to the amount set forth opposite such Incremental Revolving Lender’s name under the heading “Incremental Revolving Refinancing Commitments” on Schedule 1 to this Agreement, in each case as part of a new Class of revolving credit commitments constituting an Additional/Replacement Revolving Credit Facility, which is to be made pursuant hereto, and on the terms and conditions that are applicable to the “Revolving Credit Facility” (as defined in the Amended Credit Agreement), except that the aggregate principal amount all Additional/Replacement Revolving Credit Commitments thereunder shall initially be $250,000,000, and such Additional/Replacement Revolving Credit Facility shall be referred to herein as the “Incremental Revolving Refinancing Facility”; and (B) such Incremental Revolving Lender shall (1) in the case of an Incremental Revolving Lender that is already a Lender under the Credit Agreement, continue to be a “Lender”, and shall become an “Additional/Replacement Revolving Credit Lender” for all purposes of, and subject to all the obligations of an “Additional/Replacement Revolving Credit Lender” and a “Lender” under the Amended Credit Agreement and the other Credit Documents and (2) in the case of an Incremental Revolving Lender that is not an existing Lender under the Credit Agreement (immediately prior to the Second Amendment Effective Date), be deemed to be, and shall become, an “Additional Lender”, an “Additional/Replacement Revolving Credit Lender” and a “Lender” for all purposes of, and subject to all the obligations of an “Additional Lender”, an “Additional/Replacement Revolving Credit Lender” and a “Lender” under the Amended Credit Agreement and the other Credit Documents. Each Credit Party and Bank of America, N.A., in its capacity as the Administrative Agent, Letter of Credit Issuer and Swingline Lender, hereby agree that, from and after the Second Amendment Effective Date, each Incremental Revolving Lender shall be deemed to be, and shall be and/or shall become, an “Additional Lender”, an “Additional/Replacement Revolving Credit Lender” and a “Lender”, as applicable, for all purposes of, and with all the rights and remedies of an “Additional Lender”, an “Additional/Replacement Revolving Credit Lender” and a “Lender”, as applicable, under, the Amended Credit Agreement and the other Credit Documents.
(ii)    Each Incremental Revolving Lender, each Credit Party and Bank of America, N.A., in its capacity as the Administrative Agent, Letter of Credit Issuer and Swingline Lender, hereby agree that this Agreement is an “Incremental Agreement”, as defined in Section 2.14(e) of the Credit Agreement.
(iii)     In accordance with the provisions of Section 5.2(e)(ii) and clause (ii) of the proviso to Section 2.14(b) of the Credit Agreement, the existing Revolving Credit Commitments under the Credit Agreement shall be immediately and permanently reduced by an amount equal to the aggregate principal amount of Additional/Replacement Revolving Credit Commitments made under the Incremental Revolving Refinancing Facility, and to the extent that there are any Revolving Credit Loans outstanding under the Revolving Credit Facility on the Second Amendment Date, such outstanding Revolving Credit Loans shall be refinanced with Additional/Replacement Revolving Credit Loans made under the Incremental Revolving Refinancing Facility (which Additional/Replacement Revolving Credit Loans shall be funded in cash, or with respect to each Incremental Revolving Lender that is also a Revolving Credit Lender under the Credit Agreement, through the exchange of such Incremental Revolving Lender’s outstanding Revolving Credit Loans, up to the full outstanding amount of such Revolving Credit Loans (with any deficiency to be funded in cash by such Incremental Revolving Lender)).
(iv)    The Borrower and the Letter of Credit Issuer each hereby agrees that each Letter of Credit outstanding under the Revolving Credit Facility (immediately prior to the consummation of the transactions set forth in the preceding clauses of this Section 1(a)) shall be deemed to constitute a Letter of Credit issued pursuant to the Incremental Revolving Refinancing Facility.
(v)    After giving effect to all of the transactions set forth in the preceding clauses of this Section 1(a), the Additional/Replacement Revolving Credit Facility established pursuant hereto and referred to herein as the “Incremental Revolving Refinancing Facility” shall become, and shall be referred to as, the “Revolving Credit Facility”, and the “Additional/Replacement Revolving Credit Commitments”, the “Additional/Replacement Revolving Credit Lenders” and the “Additional/Replacement Revolving Credit Loans” thereunder shall become, and shall be referred to as, the “Revolving Credit Commitments”, the “Revolving Credit Lenders” and the “Revolving Credit Loans”, respectively, in each case under, as defined in, and for all purposes of (x) the Amended Credit Agreement, and the other Credit Documents as amended by this Agreement, and (y) Section 1(b) of this Agreement.
(b)The Incremental Revolving Increase. (i) Each Incremental Revolving Lender hereby agrees that, subject to the occurrence of the Second Amendment Effective Date and immediately following the consummation of the transactions set forth in Section 1(a) above, (A) such Incremental Revolving Lender shall make, as contemplated by Section 2.14 of the Credit Agreement, an increased Revolving Credit Commitment in an amount equal to the amount set forth opposite such Incremental Revolving Lender’s name under the heading “Incremental Revolving Increase Commitments” on Schedule 1 to this Agreement (each, an “Incremental Revolving Increase Commitment”), in each case constituting part of an Incremental Revolving Credit Commitment Increase made pursuant hereto; and (B) such Incremental Revolving Lender shall (1) in the case of an Incremental Revolving Lender that is already a Lender under the Credit Agreement (including if such Incremental Revolving Lender became a Lender after giving effect to Incremental Revolving Refinancing Facility), continue to be a “Revolving Credit Lender” and a “Lender”, and shall become an “Incremental Revolving Credit Commitment Increase Lender”, in each case for all purposes of, and subject to all the obligations of a “Revolving Credit Lender”, a “Lender” and an “Incremental Revolving Credit Commitment Increase Lender” under the Amended Credit Agreement and the other Credit Documents, and (2) in the case of an Incremental Revolving Lender that is not an existing Lender under the Credit Agreement, be deemed to be, and shall become, an “Additional

Lender”, an “Incremental Revolving Credit Commitment Increase Lender” and a “Lender” for all purposes of, and subject to all the obligations of an “Additional Lender”, an “Incremental Revolving Credit Commitment Increase Lender” and a “Lender” under the Amended Credit Agreement and the other Credit Documents. Each Credit Party and the Administrative Agent hereby agree that, from and after the Second Amendment Effective Date and immediately following the consummation of the transactions set forth in Section 1(a) above, each Incremental Revolving Lender with an Incremental Revolving Increase Commitment shall be deemed to be, and shall be, a “Revolving Credit Lender”, an “Incremental Revolving Credit Commitment Increase Lender” and a “Lender”, as applicable, for all purposes of, and with all the rights and remedies of a “Revolving Credit Lender”, an “Incremental Revolving Credit Commitment Increase Lender” and a “Lender”, as applicable, under, the Amended Credit Agreement and the other Credit Documents. From and after the Second Amendment Effective Date and immediately following the consummation of the transactions set forth in Section 1(a) above, each reference in the Amended Credit Agreement to any Incremental Revolving Lender’s Revolving Credit Commitments shall include its Incremental Revolving Increase Commitment as acquired pursuant to this Agreement, and as set forth opposite its name on Schedule 1 to this Agreement under the heading “Incremental Revolving Increase Commitments” on such Schedule 1. As of the Second Amendment Effective Date, and after the consummation of the transactions set forth in this Section 1(b), each Incremental Revolving Lender’s aggregate Revolving Credit Commitment under the Amended Credit Agreement shall be the amount set forth opposite its name on Schedule 1 to this Agreement under the heading “Aggregate Revolving Commitments”.
(ii)Each Incremental Revolving Lender hereby acknowledges the provisions of Section 2.14(f)(ii) of the Amended Credit Agreement, and consents and agrees to (i) the assignments and assumptions of participations in outstanding Swingline Loans and Letters of Credit which shall be made pursuant thereto, and (ii) the making of the Revolving Credit Loans by such Incremental Revolving Lender which may be required to be made pursuant thereto.
(iii)Each Incremental Revolving Lender, each Credit Party and the Administrative Agent each hereby agree that this Agreement is an “Incremental Agreement”, as defined in Section 2.14(e) of the Credit Agreement.
SECTION 2.The Tranche A Term Loan Transactions.
(a)The Initial Tranche A Term Loan Maturity Date Extension. Pursuant to Section 2.15 of the Credit Agreement, and subject to the satisfaction of the conditions precedent set forth in Section 7 hereof, on and as of the Second Amendment Effective Date:
(i)each Submitting Initial Tranche A Term Lender (as defined below) hereby (A) irrevocably offers for exchange into 2019 Initial Extended Tranche A Term Loans (as defined in the Amended Credit Agreement) an amount of the Initial Tranche A Term Loans held by such Lender equal to the amount set forth with respect to such Initial Tranche A Term Loans on such Submitting Initial Tranche A Term Lender’s signature page hereto, and (B) agrees that as of the Second Amendment Effective Date, (x) the amount of its Initial Tranche A Term Loans set forth on Schedule 2 hereto opposite such Submitting Initial

Tranche A Term Lender’s name under the heading “2019 Initial Extended Tranche A Term Loan Amount” shall be exchanged for, and shall be reclassified to become, 2019 Initial Extended Tranche A Term Loans pursuant to the provisions of Section 2.15(a)(i) of the Credit Agreement, and such Submitting Initial Tranche A Term Lender shall become a 2019 Extended Tranche A Term Lender (as defined in the Amended Credit Agreement) with respect thereto, and (y) the remainder (if any) of such Submitting Initial Tranche A Term Lender’s Initial Tranche A Term Loans will remain outstanding, but shall be reclassified as 2017 Initial Tranche A Term Loans (as defined in the Amended Credit Agreement), in the amount set forth on Schedule 2 hereto opposite such Submitting Initial Tranche A Term Lender’s name under the heading “2017 Initial Tranche A Term Loan Amount”, on the same terms as in existence prior to the Second Amendment Effective Date (other than those terms that are amended pursuant to Section 2.15 of the Credit Agreement and Section 3 hereof);
(ii)as of the Second Amendment Effective Date, the Initial Tranche A Term Loans of each Initial Tranche A Term Lender that is not a party hereto shall remain outstanding as Initial Tranche A Term Loans but shall be reclassified as 2017 Initial Term Loans in the amount set forth on Schedule 2 hereto opposite such Initial Tranche A Term Lender’s name under the heading “2017 Initial Tranche A Term Loan Amount”, on the same terms as in existence prior to the Second Amendment Effective Date (other than those terms that are amended pursuant to Section 2.15 of the Credit Agreement and Section 3 hereof);
(iii)each Submitting Initial Tranche A Term Lender, each Credit Party and the Administrative Agent each hereby agree that (A) this Agreement is an “Extension Agreement”, as defined in Section 2.15(c) of the Credit Agreement, (B) the Initial Tranche A Term Loans constitute an “Existing Term Loan Class” for the purposes of Section 2.15(a)(i) of the Credit Agreement, (C) the 2019 Initial Extended Tranche A Term Loans are “Extended Term Loans” for the purposes of Section 2.15 of the Credit Agreement, (D) the Second Amendment Effective Date is the applicable “Extension Date” with respect to the 2019 Extended Tranche A Term Loans, (E) the 2019 Extended Tranche A Term Loan Facility (as defined in the Amended Credit Agreement) is an “Extended Term Loan Facility” for the purposes of Section 2.15 of the Credit Agreement, and (F) the 2019 Extended Tranche A Term Lenders (as defined in the Amended Credit Agreement) are “Extending Term Lenders” for the purposes of Section 2.15 of the Credit Agreement;
(iv)as used herein, “Submitting Initial Tranche A Term Lender” shall mean, each Initial Tranche A Term Lender that submits to the Administrative Agent a signature page to this Agreement offering to exchange all or a portion of such Initial Tranche A Term Lender’s Initial Tranche A Term Loans for 2019 Extended Tranche A Term Loans at or prior to the Consent Deadline (as defined below) and the “Submitted Initial Term Loan Amount” of each Lender shall mean the principal amount of such Initial Tranche A Term Loans submitted for exchange by such Lender as set forth on its signature page to this Agreement; and
(v)on and after the date of delivery of a duly executed signature page by any Submitting Initial Tranche A Term Lender, until the Second Amendment Effective Date, all Initial Tranche A Term Loans comprising the Submitted Initial Term Loan Amount of each Initial Tranche A Term Lender shall continue to be subject to the offer for exchange described above, notwithstanding any later transfer and/or assignment of all or a portion of such Submitted Initial Term Loan Amount to an Eligible Assignee prior to the Second Amendment Effective Date.
(b)The Incremental Tranche A Refinancing Facility. Pursuant to Section 2.14 of the Credit Agreement, and subject to the satisfaction of the conditions precedent set forth in Section 7 hereof, on and as of the Second Amendment Effective Date:
(i)each Incremental Term Lender hereby agrees that, subject to the occurrence of the Incremental Term Loan Effective Date and immediately following the consummation of the transactions set forth in Section 2(a) above, (A) as contemplated by Section 2.14 of the Credit Agreement, such Incremental Term Lender shall have a new Incremental Term Loan Commitment, and shall make Incremental Tranche A Term Loans pursuant thereto on the Second Amendment Closing Date, in each case in an amount equal to the amount set forth opposite such Incremental Term Lender’s name under the heading “2019 Refinancing Tranche A Term Loan Amount” on Schedule 2 to this Agreement, in each case on the terms and conditions that are applicable to the “2019 Extended Tranche A Term Loan Facility” (as defined in the Amended Credit Agreement) and such Incremental Term Loan Facility shall be referred to herein as the “Incremental Tranche A Refinancing Facility”; and (B) such Incremental Term Lender shall (x) in the case of an Incremental Term Lender that is a Tranche A Lender under the Credit Agreement, continue to be a “Tranche A Lender” and a “Lender” for all purposes of, and subject to all the obligations of a “Tranche A Lender” and a “Lender” under the Amended Credit Agreement and the other Credit Documents, (y) in the case of an Incremental Term Lender that is a Lender, but is not a Tranche A Lender, under the Credit Agreement, continue to be a “Lender”, and be deemed to be, and shall become, a “Tranche A Lender”, for all purposes of, and subject to all the obligations of a “Tranche A Lender” and a “Lender” under the Amended Credit Agreement and the other Credit Documents, and (z) in the case of an Incremental Term Lender that is not an existing Lender under the Credit Agreement, be deemed to be, and shall become, an “Additional Lender”, a “Tranche A Lender” and a “Lender” for all purposes of, and subject to all the obligations of an “Additional Lender”, a “Tranche A Lender” and a “Lender” under the Amended Credit Agreement and the other Credit Documents. Each Credit Party and the Administrative Agent hereby agree that, from and after the Second Amendment Effective Date and immediately following the consummation of the transactions set forth in Section 2(a) above, each Incremental Term Lender shall be deemed to be, and shall become, an “Additional Lender”, a “Tranche A Lender” and a “Lender”, as applicable, for all purposes of, and with all the rights and remedies of an “Additional Lender”, a “Tranche A Lender” and a “Lender”, as applicable, under, the Amended Credit Agreement and the other Credit Documents. From and after the Second Amendment Effective Date and immediately following the consummation of the transactions set forth in Section 2(a) above, each reference in the Credit Agreement to any 2019 Extended Tranche A Term Lender’s 2019 Extended Tranche A Term Loan Commitment or 2019 Extended Tranche A Term Loans shall include the Incremental Term Loan Commitment and the Incremental Term Loans made by such 2019 Extended Tranche A Term Lender (as an Incremental Term Lender hereunder) pursuant to this Section 2(b), and as set forth opposite its name on Schedule 2 to this Agreement under the heading “2019 Refinancing Extended

Tranche A Term Loan Amount” on Schedule 2 to this Agreement. The amount that is the sum of each 2019 Extended Tranche A Term Lender’s 2019 Initial Extended Tranche A Term Loan Amount and its 2019 Refinancing Extended Tranche A Term Loan Amount” shall be set forth opposite its name on Schedule 2 to this Agreement under the heading “2019 Extended Tranche A Total Term Loan Amount”. For the avoidance of doubt, all 2019 Initial Extended Tranche A Term Loans and all 2019 Refinancing Extended Tranche A Term Loans shall be 2019 Extended Tranche A Term Loans under the 2019 Extended Tranche A Term Loan Facility (in each case pursuant to, and as defined in, the Amended Credit Agreement) and shall be a single Class for all purposes of the Amended Credit Agreement and the other Credit Documents;
(ii)each Incremental Term Lender, each Credit Party and the Administrative Agent each hereby agree that this Agreement is an “Incremental Agreement”, as defined in Section 2.14(e) of the Credit Agreement and that the “Incremental Facility Closing Date” shall be the Second Amendment Effective Date immediately following the consummation of the transactions set forth in Section 2(a) above; and
(iii)in accordance with the provisions of Section 5.2(a)(i) and clause (i) of the proviso to Section 2.14(b) of the Credit Agreement, all of the Net Cash Proceeds from the Incremental Term Loans made by the Incremental Term Lenders pursuant to this Section 2(b) shall be immediately applied to the ratable prepayment of outstanding 2017 Initial Tranche A Term Loans (as defined in the Amended Credit Agreement).
SECTION 3.Initial Amendments. Pursuant to Sections 2.14, 2.15 and 13.1 of the Credit Agreement, and subject to the satisfaction of the conditions precedent set forth in Section 7 hereof, effective on and as of the Second Amendment Effective Date, the Credit Agreement is hereby amended (a) to delete the struck text (indicated textually in the same manner as the following example: ~~struck text~~), and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Amended Credit Agreement attached as Annex I-A hereto, and (b) to replace Exhibit D previously attached to the Credit Agreement with the corresponding Exhibit D attached hereto, thereby amending and restating in its entirety such Exhibit (collectively, the “Initial Amendments”), except that any Schedule or Exhibit to the Credit Agreement not amended pursuant to the terms of this Agreement or otherwise included as part of such Annex I‑A shall remain in effect without any amendment or other modification thereto.
SECTION 4.Dividend Amendment Consent and Other Amendments. Pursuant to Section 13.1 of the Credit Agreement, and subject to the satisfaction of the conditions precedent set forth in Section 8 hereof, each of the Lenders and Additional Lenders, the Borrower, the Administrative Agent and the Future Agent hereby each irrevocably agree that, effective on and as of the Post-Amendment Effective Date, the Credit Agreement is hereby amended to delete the struck text (indicated textually in the same manner as the following example: ~~struck text~~), and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Amended Credit Agreement attached as Annex I-B hereto.

SECTION 5.Agency Replacement Consents. Pursuant to Sections 12.8 and 13.1 of the Credit Agreement, and subject to the satisfaction of the conditions precedent set forth in Section 8 hereof, each Lender party hereto, each Additional Lender party hereto, the Agents, the Swingline Lender and each Letter of Credit Issuer party hereto hereby irrevocably consents to:
(a)the replacement of the Current Agent with the Future Agent pursuant to an agency resignation and assignment agreement (or other similar agreement), made on terms and conditions reasonably satisfactory to the Current Agent, the Future Agent and the Borrower, to be entered into among the Current Agent, the Future Agent and the Borrower (an “Agency Assignment Agreement”); and
(b)subject to the satisfaction of the conditions precedent set forth in Section 9 hereof, the amendment of the Amended Credit Agreement (i) to delete the struck text (indicated textually in the same manner as the following example: ~~struck text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Amended Credit Agreement attached as Annex I-C hereto, and (ii) to replace Schedule 13.2 previously attached to the Credit Agreement with the corresponding Schedule 13.2 attached hereto, thereby amending and restating in its entirety such Schedule 13.2 (such amendments, the “Agency Replacement Amendments”).
SECTION 6.Representations and Warranties. Each of the Credit Parties hereby represents and warrants, on and as of the Second Amendment Effective Date, to the Agents, the Lenders and Additional Lenders, the Swingline Lender and each Letter of Credit Issuer, that:
(a)The representations and warranties set forth in the Credit Agreement and in the other Credit Documents are true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the Second Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date; provided that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects on the Second Amendment Effective Date, or on such earlier date, as the case may be (after giving effect to such qualification).
(b)It has the corporate or other organizational power to execute, deliver and perform this Agreement, and it has taken all necessary corporate or other organizational action required to be taken by it to authorize the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby.
(c)At the time of and after giving effect to this Agreement, no Default or Event of Default has occurred and is continuing.

SECTION 7.Conditions to Second Amendment Effectiveness. This Agreement, and the obligations of various Lenders and Additional Lenders party hereto to make and/or extend the maturity of their respective Commitments and Loans hereunder, as provided in Sections 1 and 2 hereof, shall become effective on and as of the first Business Day on which the following conditions shall have been satisfied or waived by the applicable Lenders and Additional Lenders party hereto (the “Second Amendment Effective Date”):
(a)the Administrative Agent shall have received, no later than September 30, 2014 (the “Consent Deadline”) counterparts of this Agreement, duly executed and delivered on behalf of (i) the Borrower, (ii) Holdings, (iii) each Subsidiary Guarantor, (iv) the Administrative Agent and Current Agent, (v) the Future Agent, (vi) each Incremental Term Lender, (vii) each Submitting Initial Tranche A Term Lender, (viii) each Incremental Revolving Lender, (ix) the Swingline Lender and (x) each Letter of Credit Issuer;
(b)the Administrative Agent shall have received (i) with respect to the Tranche A Extension, a duly executed and complete Term Loan Extension Request from the Borrower, issued with respect to the Tranche A Extension and made in compliance with Section 2.15(a)(i), (ii) with respect to the Incremental Revolving Refinancing Facility, a written notice by the Borrower of its request for Additional/Replacement Revolving Credit Commitments pursuant to Section 2.14(a) and (iii) with respect to the Incremental Tranche A Term Loans, (A) a written notice by the Borrower of its request for Incremental Tranche A Term Loans pursuant to Section 2.14(a) and (B) a Notice of Borrowing on or prior to the Second Amendment Effective Date;
(c)the Administrative Agent shall have received (i) a certified copy of the resolutions, in form and substance reasonably satisfactory to the Administrative Agent, of the board of directors, other managers or general partner of the Borrower and each other Credit Party (or a duly authorized committee thereof) authorizing the execution, delivery and performance of this Agreement and the performance of the Amended Credit Agreement and the other Credit Documents to which such Credit Party is a party, in each case as modified by this Agreement, certified as of the Second Amendment Effective Date by an Authorized Officer of such Credit Party as being in full force and effect without modification or amendment, and (ii) good standing certificates for such Credit Party for each jurisdiction in which such Credit Party is organized;
(d)the Administrative Agent shall have received such incumbency certificates and/or other certificates of Authorized Officers of the Borrower and each other Credit Party as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Authorized Officer of such Credit Party authorized to act as an Authorized Officer in connection with this Agreement, the Amended Credit Agreement and the other Credit Documents to which such Credit Party is a party;
(e)the Administrative Agent shall have received from Ropes & Gray LLP, counsel to Holdings, the Borrower and the other Credit Parties, an executed legal opinion covering such matters as the Agents may reasonably request and otherwise reasonably satisfactory to the Agents;

(f)the representations and warranties contained (i) in Section 6 of this Agreement, and (ii) in Section 8 of the Credit Agreement and in the other Credit Documents, shall, in each case, be true and correct in all material respects, on and as of the Second Amendment Effective Date, except to the extent such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date; provided that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects on the Second Amendment Effective Date or on such earlier date, as the case may be (after giving effect to such qualification);
(g)no Default or Event of Default exists immediately before or immediately after giving effect to this Agreement, and the consummation of the extensions of credit, extensions of maturity dates, and other transactions set forth herein;
(h)with respect to the Incremental Revolver Increase, after giving effect to any borrowings under the Incremental Revolver Increase and any Specified Transactions being consummated in connection therewith, the Borrower and the Restricted Subsidiaries would be in compliance on a Pro Forma Basis with the requirements of Sections 10.9 and 10.10 of the Credit Agreement as of the most recently ended Test Period on or prior to the incurrence such borrowings under the Incremental Revolver Increase, calculated on a Pro Forma Basis, in each case as if the Incremental Revolver Increase had been outstanding on the first day of such Test Period;
(i)the Administrative Agent shall have received a certificate, dated as of the Second Amendment Effective Date, signed by an Authorized Officer of the Borrower certifying as to compliance with the conditions precedent set forth in clauses (f), (g) and (h) of this Section 7;
(j)the Administrative Agent shall have received all documentation and other information reasonably requested in writing at least five Business Days prior to the date hereof in order to allow any Additional Lenders to comply with applicable “know your customer” and anti‑money laundering rules and regulations, including without limitation, the PATRIOT ACT;
(k)the Administrative Agent shall have received a solvency certificate from the chief financial officer of the Borrower as to the solvency (on a consolidated basis) of the Borrower and its Subsidiaries as of the Second Amendment Effective Date;
(l)the Borrower shall have paid all reasonable out of pocket costs and expenses of the Agents (including the reasonable fees, disbursements and other charges of counsel) for which invoices have been presented at least two Business Days prior to the Second Amendment Effective Date; and
(m)the Borrower shall have paid to the Administrative Agent, for the account of (i) each of the “Joint Lead Arrangers and Joint Bookrunners” listed as such on the cover sheet of this Agreement (each a “JLA”), all fees payable to such JLA pursuant to each applicable fee letter made between or among the Borrower and the various JLAs, and

(ii) the Lenders and Additional Lenders party hereto:
(i)    for each Lender or Additional Lender holding any “Revolving Credit Commitments” pursuant to, and as defined in, the Amended Credit Agreement as of the Second Amendment Effective Date (immediately following the effectiveness of this Agreement), a non-refundable fee in an amount equal to 0.20% of the aggregate principal amount of the “Revolving Credit Commitments” (as defined in the Amended Credit Agreement) of such Lender or Additional Lender as of the Second Amendment Effective Date (immediately following the effectiveness of this Agreement);
(ii)    for each Lender or Additional Lender holding any “Revolving Credit Commitments” pursuant to, and as defined in, the Amended Credit Agreement as of the Second Amendment Effective Date (immediately following the effectiveness of this Agreement), an additional non-refundable fee in an amount equal to 0.20% of the difference (if a positive number) between (x) the aggregate principal amount of the “Revolving Credit Commitments” (as defined in the Amended Credit Agreement) of such Lender or Additional Lender as of the Second Amendment Effective Date (immediately following the effectiveness of this Agreement), minus, (y) the aggregate principal amount of the Revolving Credit Commitments under the Credit Agreement held by such Lender or Additional Lender immediately prior to the Second Amendment Effective Date (and without giving effect to any of the transactions in this Agreement);
(iii)     for each Lender or Additional Lender holding any “2019 Extended Tranche A Term Loans” pursuant to, and as defined in, the Amended Credit Agreement as of the Second Amendment Effective Date (immediately following the effectiveness of this Agreement), a non-refundable fee in an amount equal to 0.20% of the aggregate principal amount of the “2019 Extended Tranche A Term Loans” (as defined in the Amended Credit Agreement) of such Lender or Additional Lender as of the Second Amendment Effective Date (immediately following the effectiveness of this Agreement); and
(iv)     for each Lender or Additional Lender holding any “2019 Extended Tranche A Term Loans” pursuant to, and as defined in, the Amended Credit Agreement as of the Second Amendment Effective Date (immediately following the effectiveness of this Agreement), an additional non-refundable fee in an amount equal to 0.20% of the difference (if a positive number) between (x) the aggregate principal amount of the “2019 Extended Tranche A Term Loans” (as defined in the Amended Credit Agreement) of such Lender or Additional Lender as of the Second Amendment Effective Date (immediately following the effectiveness of this Agreement), minus, (y) the aggregate principal amount of the Initial Tranche A Term Loans under the Credit Agreement held by such Lender or Additional Lender immediately prior to the Second Amendment Effective Date (and without giving effect to any of the transactions in this Agreement).

SECTION 8.Conditions to Post-Amendment Effective Date. The Dividend Amendment and the other amendments to be made pursuant to Section 4 hereof (collectively, the “Delayed Amendments”) shall become effective on and as of the first Business Day on which the following conditions precedent shall have been satisfied or waived by the Required Lenders (determined as of the applicable date on which such “Required Lenders” consent is obtained) (the “Post-Amendment Effective Date”):
(a)the Second Amendment Effective Date shall have occurred prior to, or shall occur contemporaneously with, the Post-Amendment Effective Date, in each case in accordance with Section 7 of this Agreement;
(b)the Administrative Agent (as defined in the Amended Credit Agreement as of the Post-Amendment Effective Date) shall have received counterparts of this Agreement and the duly executed and delivered originals or copies of such other agreements (including executed counterparts thereof) which constitute amendments to the Amended Credit Agreement (and which amendments specifically include the consent of the Lenders (as defined in the Amended Credit Agreement as of the Post-Amendment Effective Date) party thereto to the Delayed Amendments) as may be reasonably required by the Administrative Agent, in each case duly executed and delivered on behalf of the Required Lenders (determined after giving effect to the Initial Amendments);
(c)the Administrative Agent shall have received from Ropes & Gray LLP, counsel to Holdings, the Borrower and the other Credit Parties, an executed legal opinion covering such matters as related to the Delayed Amendments as the Agents may reasonably request and otherwise reasonably satisfactory to the Agents;
(d)the representations and warranties contained in Section 8 of the Credit Agreement and in the other Credit Documents, shall, in each case, be true and correct in all material respects, on and as of the Post-Amendment Effective Date (and giving full effect to the Delayed Amendments), except to the extent such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date; provided that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects on the Post-Amendment Effective Date or on such earlier date, as the case may be (after giving effect to such qualification);
(e)no Default or Event of Default exists immediately before, or immediately after giving full effect to the Delayed Amendments; and
(f)the Agents shall have received a certificate, dated as of the Post-Amendment Effective Date, signed by an Authorized Officer of the Borrower certifying as to compliance with the conditions precedent set forth in Sections 8(d) and (e) of this Agreement.
SECTION 9.Conditions to Agency Replacement Effective Date. The Agency Replacement Amendments to be made pursuant to Section 5 hereof shall become effective on and as of the first Business Day on which the following conditions precedent shall have been satisfied or waived by the Required Lenders (determined as of the applicable date on which such “Required Lenders” consent is obtained) (the “Agency Replacement Effective Date”):
(a)the Post-Amendment Effective Date shall have occurred prior to, or shall occur contemporaneously with, the Agency Replacement Effective Date, in each case in accordance with Section 8 of this Agreement; and
(b)the Administrative Agent (as defined in the Amended Credit Agreement as of the Post-Amendment Effective Date) shall have received the duly executed and delivered originals or copies of: (i) the Agency Assignment Agreement by the Current Agent, the Future Agent and the Borrower and (ii) this Agreement and such other agreements (including executed counterparts thereof) which constitute amendments to the Amended Credit Agreement (and which amendments specifically include the consent of the Lenders (as defined in the Amended Credit Agreement as of the Agency Replacement Effective Date) party thereto to the Agency Replacement Amendments) as may be reasonably required by the Administrative Agent, in each case duly executed and delivered on behalf of the Required Lenders (determined after giving effect to the Initial Amendments).
SECTION 10.Reference to and Effect on the Credit Agreement; Confirmation of Guarantors.
(a)On and after the effectiveness of this Agreement (and with respect to the Delayed Amendments, on and after the Post-Amendment Effective Date and, with respect to the Agency Replacement Amendments, the Agency Replacement Effective Date), each reference in the Amended Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by, and after giving effect to, this Agreement.
(b)Each Credit Document, after giving effect to this Agreement, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed, except that, on and after the effectiveness of this Agreement, each reference in each of the Credit Documents (including the Security Agreement and the other Security Documents) to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by, and after giving effect to, this Agreement. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations, including under the Credit Documents, as amended by, and after giving effect to, this Agreement, in each case subject to the terms thereof.
(c)Each Credit Party hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Credit Documents to which it is a party, (ii) ratifies and reaffirms each grant of a lien on, or security interest in, its property made pursuant to the Credit Documents (including, without limitation, the grant of security made by such Credit Party pursuant to the Security Agreement) and confirms that such liens and security interests continue to secure the Obligations, including under the Credit Documents, including, without limitation, all Obligations resulting from or incurred pursuant to the Incremental Facilities made pursuant hereto, in each case subject to the terms thereof, and (iii) in the case of each Guarantor, ratifies and reaffirms its guaranty of the Obligations pursuant to its respective Guarantee.
(d)The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender, any Additional Lender or any Agent under any of the Credit Documents, or constitute a waiver of any provision of any of the Credit Documents.
SECTION 11.Costs, Expenses. The Borrower agrees to pay on demand all reasonable out of pocket costs and expenses of the Agents in connection with the preparation, execution and delivery of this Agreement and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Agents) in accordance with the terms of Section 13.5 of the Credit Agreement.
SECTION 12.Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier (or other electronic transmission) shall be effective as delivery of a manually executed counterpart of this Agreement.
SECTION 13.FATCA Withholding; Other Agreement.
(a)The Credit Parties, the Administrative Agent, and the Lenders and Additional Lenders acknowledge and agree that, solely for purposes of determining the applicability of U.S. Federal withholding Taxes imposed by FATCA (as defined in the Amended Credit Agreement), from and after the Second Amendment Effective Date, the Revolving Credit Facility (as defined in the Amended Credit Agreement), the 2017 Initial Tranche A Term Loan Facility (as defined in the Amended Credit Agreement) and the 2019 Extended Tranche A Term Loan Facility (as defined in the Amended Credit Agreement) will not be treated as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).
(b)Following the Second Amendment Effective Date until the Post-Effective Amendment Date, pursuant to Section 9.1(g)(ii) of the Credit Agreement, the Borrower hereby agrees to include in each certificate delivered by the Borrower under Section 9.1(d) of the Credit Agreement the amount available to the Borrower for Dividends under Section 10.6(h)(i) of the Credit Agreement as at the end of the fiscal year or fiscal quarter period, as the case may be, reported on such certificate.
SECTION 15.WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.
SECTION 16.GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE

STATE OF NEW YORK.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment, Extension and Incremental Assumption Agreement to be executed by their respective officers thereunto duly authorized, as of October 1, 2014.

LPL HOLDINGS, INC. as Borrower
By:	/s/ Dan H. Arnold
Name: Dan H. Arnold
Title: Chief Financial Officer

LPL FINANCIAL HOLDINGS, INC., as Holdings
By:	/s/ Dan H. Arnold
Name: Dan H. Arnold
Title: Chief Financial Officer

INDEPENDENT ADVISERS GROUP CORPORATION, as a Subsidiary Guarantor
By:	/s/ Dan H. Arnold
Name: Dan H. Arnold
Title: Chief Financial Officer

LPL INDEPENDENT ADVISOR SERVICES GROUP LLC, as a Subsidiary Guarantor
By:	/s/ Dan H. Arnold
Name: Dan H. Arnold
Title: Vice President and Treasurer

LPL INSURANCE ASSOCIATES, INC., as a Subsidiary Guarantor
By:	/s/ Ryan Parker
Name: Ryan Parker
Title: President and Treasurer

BANK OF AMERICA, N.A., as Administrative Agent, Current Agent, Letter of Credit Issuer and Swingline Lender
By:	/s/ Matthew C. White
Name: Matthew C. White
Title: Vice President

JPMORGAN CHASE BANK, N.A., as Future Agent
By:	/s/ Evelyn Crisci
Name: Evelyn Crisci
Title: Vice President

The undersigned hereby irrevocably and unconditionally approves this Second Amendment, Extension and Incremental Assumption Agreement as of October 1, 2014.
[__________],
as a Lender or an Additional Lender

By:
Name:
Title:

Please check each of the boxes below to the extent that the statement or description immediately to the right of such box is applicable to Lender or Additional Lender that is the signatory above:
☐ Prior giving effect to this Second Amendment, Extension and Incremental Assumption Agreement, the signatory held Loans and/or Commitments under the Credit Agreement, and as such is a “Lender”.
☐ Prior giving effect to this Second Amendment, Extension and Incremental Assumption Agreement, the signatory did not hold any Loans or Commitments under the Credit Agreement, and as such is an “Additional Lender”.
☐ After giving effect to the Incremental Revolving Refinancing Facility only, the signatory held Loans and/or Commitments under the Credit Agreement, and as such is a “Lender” for purposes of all subsequent transactions.
☐ The signatory is making Additional/Replacement Revolving Credit Commitments and an Incremental Revolving Credit Commitment Increase pursuant to this Second Amendment, Extension and Incremental Assumption Agreement, and as such is an “Incremental Revolving Lender”.
☐ The signatory is submitting Initial Tranche A Term Loans for exchange into 2019 Extended Tranche A Term Loans pursuant to this Second Amendment, Extension and Incremental Assumption Agreement, and as such is a “Submitting Initial Tranche A Term Lender”, and the aggregate principal amount of the Initial Tranche A Loans submitted for exchange by such Submitting Initial Tranche A Term Lender is $______________.
☐ The signatory is making Incremental Term Loan Commitments pursuant to this Second Amendment, Extension and Incremental Assumption Agreement, and as such is an “Incremental Term Lender”.

Schedule 1
Incremental Revolving Refinancing Commitments
and
Incremental Revolving Increase Commitments

[On file with the Administrative Agent]

Schedule 2
Submitted Initial Term Loan Amounts,
2019 Refinancing Tranche A Term Loan Amounts
and
2017 Initial Tranche A Term Loan Amounts

[On file with the Administrative Agent]

Annex I-A
Initial Amendments to Credit Agreement

[See attached]

[ANNEX 1-A]

~~Execution Version~~FINAL CONFORMED COPY
CONFORMED TO AMENDMENTS
EFFECTUATED PURSUANT TO
AMENDMENT NO. ~~1~~2

CREDIT AGREEMENT
Dated as of March 29, 2012
among
LPL INVESTMENT HOLDINGS INC.,
as Holdings,
LPL HOLDINGS, INC.,
as Borrower,
The Several Lenders
from Time to Time Parties Hereto,
BANK OF AMERICA, N.A.
as Administrative Agent, Collateral Agent, Letter of Credit Issuer and Swingline Lender

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED AND GOLDMAN
SACHS BANK USA
as Joint Lead Arrangers,
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, GOLDMAN
SACHS BANK USA, J.P. MORGAN SECURITIES LLC, MORGAN STANLEY SENIOR
FUNDING, INC. AND SUNTRUST ROBINSON HUMPHREY, INC.
as Joint Bookrunners,
GOLDMAN SACHS BANK USA, J.P. MORGAN SECURITIES LLC AND MORGAN
STANLEY SENIOR FUNDING, INC.
as Syndication Agents and
SUNTRUST BANK
as Documentation Agent

~~NYDOC SO2/996722.8~~

CREDIT AGREEMENT, dated as of March 29, 2012, among LPL INVESTMENT HOLDINGS INC., a Delaware corporation (“Holdings”; as hereinafter further defined), LPL HOLDINGS, INC., a Massachusetts corporation (the “Borrower”), the banks, financial institutions and other investors from time to time parties hereto as lenders (each a “Lender” and, collectively, the “Lenders”; each as hereinafter further defined), and BANK OF AMERICA, N.A., as Administrative Agent, Collateral Agent, a Letter of Credit Issuer and Swingline Lender.
RECITALS:
WHEREAS, capitalized terms used in these Recitals and the preamble to this Agreement shall have the respective meanings set forth for such terms in Section 1.1 hereof;
WHEREAS, Holdings, the Borrower, the lending institutions party thereto (the “Original Lenders”), Morgan Stanley Senior Funding, Inc., as administrative agent, and Morgan Stanley & Co., as collateral agent, are parties to that certain Third Amended and Restated Credit Agreement, dated as of May 24, 2010 (as heretofore amended, supplemented or otherwise modified from time to time, the “Original Credit Agreement”), pursuant to which the Original Lenders extended or committed to extend certain credit facilities to the Borrower;
WHEREAS, the Borrower has requested that, immediately upon the satisfaction in full of the applicable conditions precedent set forth in Section 6 below, the Lenders and Letter of Credit Issuers extend a total of $1,600,000,000 of credit to the Borrower in the form of (i) $735,000,000 in aggregate principal amount of tranche A term loans to be borrowed on the Closing Date (the “2017 Initial Tranche A Term Loan Facility” (referred to as the “Initial TrancheA Term Loan Facility” prior to the Amendment No. 2 Effective Date (as defined below)), (ii) $615,000,000 in aggregate principal amount of tranche B term loans to be borrowed on the Closing Date (the “Initial Tranche B Term Loan Facility”) and (iii) $250,000,000 in aggregate principal amount of Revolving Credit Commitments, which amount was increased to $400,000,000 as of the Amendment No. 2 Effective Date (the “Revolving Credit Facility”);
WHEREAS, the Borrower intends to use the proceeds of the Initial Term Loans (as defined below) to repay existing indebtedness under the Original Credit Agreement in an aggregate principal amount of approximately $1,337,777,559.51, at which time all existing commitments, security interests and guarantees in respect of the Original Credit Agreement and the related documents and obligations thereunder will be terminated, released and discharged in full (other than contingent obligations, which by their terms survive such termination) (the “Refinancing”);
WHEREAS, the Borrower intends to pay a special dividend to Holdings from available cash on hand in an amount up to $230,000,000 (the “Special Dividend”) to fund a one-time special dividend by Holdings to its common stockholders, which was announced by Holdings on March 6, 2012;
WHEREAS, in connection with the foregoing and as an inducement for the Lenders and the Letter of Credit Issuers to extend the credit contemplated hereunder, the Borrower has agreed to secure all of its Obligations by granting to the Collateral Agent, for the benefit of the benefit of the Secured Parties, a first priority lien on substantially all of its assets

(except for Liens permitted pursuant to Section 10.2), including a pledge of all of the Capital Stock (other than Excluded Capital Stock) of each of its Subsidiaries; and
WHEREAS, in connection with the foregoing and as an inducement for the Lenders and Letter of Credit Issuers to extend the credit contemplated hereunder, the Guarantors have agreed to guarantee the Obligations and to secure their respective guarantees by granting to the Collateral Agent, for the benefit of the Secured Parties, a first priority lien on their respective assets (except for Liens permitted pursuant to Section 10.2), including a pledge of all of the Capital Stock (other than Excluded Capital Stock) of each of their respective Subsidiaries.
AGREEMENT:
NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:
SECTION 1.    Definitions
1.1    Defined Terms. As used herein, the following terms shall have the meanings specified in this Section 1.1 unless the context otherwise requires:
“100% Non-Guarantor Pledgee” shall mean any Restricted Subsidiary of the Borrower for which 100% of the Capital Stock of which has been pledged as Collateral to secure the Obligations.
“2013 Incremental Term Lenders” shall have the meaning provided in the Preliminary Statements to Amendment No. 1.
“2013 Incremental Tranche B Term Loan Commitment” shall have the meaning provided to “Incremental Term Loan Commitment” in Amendment No. 1.
“2013 Incremental Tranche B Term Loan” shall mean the Incremental Tranche B Term Loan provided pursuant to Section 1 of Amendment No. 1.
“2013 Incremental Tranche B Term Loan Maturity Date” shall mean the Initial Tranche B Term Loan Maturity Date.
“2013 Incremental Tranche B Term Loan Repayment Amount” shall have the meaning provided in Section 2.5(~~c~~e).
“2013 Incremental Tranche B Term Loan Repayment Date” shall have the meaning provided in Section 2.5(~~c~~e).
“2017 Initial Tranche A Term Lender” shall mean each Lender with a 2017 Initial Tranche A Term Loan Commitment or holding a 2017 Initial Tranche A Term Loan.
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“2017 Initial Tranche A Term Loan Commitment” shall mean the “Initial Tranche A Term Loan Commitment” (as defined in this Agreement as in effect immediately prior to the Amendment No. 2 Effective Date), in each case as the same may be changed from time to time pursuant to the terms hereof.
“2017 Initial Tranche A Term Loan Facility” shall have the meaning provided in the recitals to this Agreement.
“2017 Initial Tranche A Term Loan Maturity Date” shall mean March 29, 2017; provided that if such date is not a Business Day, the “2017 Initial Tranche A Term Loan Maturity Date” will be the Business Day immediately following such date.
“2017 Initial Tranche A Term Loan Repayment Amount” shall have the meaning provided in Section 2.5(b).
“2017 Initial Tranche A Term Loan Repayment Date” shall have the meaning provided in Section 2.5(b).
“2017 Initial Tranche A Term Loans” shall have the meaning provided in Section 2.1(a)(ii).
“2019 Extended Tranche A Term Lender” shall mean each Lender with a 2019 Extended Tranche A Term Loan Commitment or holding a 2019 Extended Tranche A Term Loan.
“2019 Extended Tranche A Term Loan Commitment” shall mean, (a) in the case of each Lender that is a Lender on the Amendment No. 2 Effective Date, the amount, if any, set forth opposite such Lender’s name on Schedule 2 to Amendment No. 2 as such Lender’s respective “2019 Extended Tranche A Total Term Loan Amount”, and (b) in the case of any Lender that becomes a Lender after the Amendment No. 2 Effective Date, the amount specified as such Lender’s “2019 Extended Tranche A Term Loan Commitment” in the Assignment and Acceptance pursuant to which such Lender assumed a portion of the Total 2019 Extended Tranche A Term Loan Commitment, in each case as the same may be changed from time to time pursuant to the terms hereof. The aggregate amount of all 2019 Extended Tranche A Term Loan Commitments as of the Amendment No. 2 Effective Date is $459,375,000.
“2019 Extended Tranche A Term Loan Facility” shall mean the term loan facility providing for, and consisting of, the 2019 Extended Tranche A Term Loans.
“2019 Extended Tranche A Term Loan Maturity Date” shall mean September 30, 2019, provided, that if such date is not a Business Day, then the “2019 Extended Tranche A Term Loan Maturity Date” will be the Business Day immediately following such date (the “Scheduled 2019 Extended Tranche A Term Loan Maturity Date”); provided, however, that to the extent that there are any outstanding Tranche B Loans maturing prior to, or within the 91 day period immediately following, the Scheduled 2019 Extended Tranche A Term Loan Maturity Date (as determined as of any date that is 91 days prior to the scheduled Maturity Date of any then-outstanding Tranche B Loans), then the “2019 Extended Tranche A Term Loan Maturity Date” shall be the date that is the day occurring 91 days immediately prior to the earliest scheduled
NYDOCS~~02/996722.8~~01/1378372.11            3

Maturity Date of any then-outstanding Tranche B Loans, provided that if such date is not a Business Day, then the “2019 Extended Tranche A Term Loan Maturity Date” will be the Business Day immediately preceding such date.
“2019 Extended Tranche A Term Loan Repayment Amount” shall have the meaning provided in Section 2.5(c).
“2019 Extended Tranche A Term Loan Repayment Date” shall have the meaning provided in Section 2.5(c).
“2019 Extended Tranche A Term Loans” shall have the meaning provided in Section.
“2019 Initial Extended Tranche A Term Loans” shall have the meaning provided in Section 2.1(a)(ii).
“2019 Refinancing Extended Tranche A Term Loans” shall have the meaning provided in Section 2.1(a)(ii).
“ABR” shall mean, for any day, a fluctuating rate per annum equal to the highest of (a) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%, (b) the rate of interest in effect for such day as publicly announced from time to time by the Administrative Agent as its “prime rate,” (c) the Eurodollar Rate plus 1.00% and (d) solely with respect to (i) prior to the Amendment No. 1 Effective Date, the Initial Tranche B Term Loans and, (ii) on and after the Amendment No. 1 Effective Date, the 2013 Incremental Tranche B Term Loans, 1.75%. The “prime rate” is a rate set by the Administrative Agent based upon various factors including the Administrative Agent’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. If the Administrative Agent shall have determined (which determination should be conclusive absent manifest error) that it is unable to ascertain the Federal Funds Effective Rate due to its inability to obtain sufficient quotations in accordance with the terms of the definition thereof, after notice is provided to the Borrower, the ABR shall be determined without regard to clause (b) of the preceding sentence until the circumstances giving rise to such inability no longer exist. Any change in the ABR due to a change in the “prime rate”, the Federal Funds Effective Rate or the Eurodollar Rate shall be effective as of the opening of business on the effective day of such change in the “prime rate”, the Federal Funds Effective Rate or the Eurodollar Rate, respectively.
“ABR Loan” shall mean each Loan bearing interest at the rate provided in Section
2.8(a) and, in any event, shall include all Swingline Loans.
“Acceptable Reinvestment Commitment” shall mean a binding commitment of the Borrower or any Restricted Subsidiary entered into at any time prior to the end of the Reinvestment Period to reinvest the proceeds of an Asset Sale Prepayment Event, Permitted Sale Leaseback or Recovery Prepayment Event.
“Acquired EBITDA” shall mean, with respect to any Acquired Entity or Business or any Converted Restricted Subsidiary for any period, the amount for such period of
NYDOCS~~02/996722.8~~01/1378372.11            4

as the Administrative Agent may hereafter designate in writing as such to the other parties hereto.
“Affiliate” shall mean, with respect to any Person, another Person that directly or indirectly, through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. The term “Control” shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. The terms “Controlling” and “Controlled” have meanings correlative thereto.
“Affiliated Lender” shall mean a Non‑Debt Fund Affiliate or a Debt Fund Affiliate.
“Affiliated Lender Assignment and Acceptance” shall have the meaning provided in Section 13.6(g)(C).
“Affiliated Lender Register” shall have the meaning provided in Section 13.6(j).
“Agency Effective Date” shall mean the “Agency Replacement Effective Date” (as defined in Amendment No. 2).
“Agency Fee Letter” shall mean that certain Agency Fee Letter, dated as of March 16, 2012, between the Borrower and the Administrative Agent.
“Agent Parties” shall have the meaning provided in Section 13.2.
“Agents” shall mean each of (i) the Administrative Agent and (ii) the Collateral Agent.
“Aggregate Debit Items” shall have the meaning set forth in SEC Rule 15c3-1(a)(1)(ii) and items 10-14 of Exhibit A to SEC Rule 15c3-3.
“Agreement” shall mean this Credit Agreement.
“Amendment No. 1” shall mean the First Amendment and Incremental Assumption Agreement to this Agreement, dated as of May 13, 2013.
“Amendment No. 1 Effective Date” shall mean the “Amendment Effective Date” (as defined in Amendment No. 1).
“Amendment No. 2” shall mean the Second Amendment, Extension and Incremental Assumption Agreement to this Agreement, dated as of October 1, 2014.
“Amendment No. 2 Effective Date” shall mean the “Second Amendment Effective Date” (as defined in Amendment No. 2).

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“Amendment No. 2 Financial Statement Delivery Date” shall mean the date on which Section 9.1 Financials are delivered to the Administrative Agent under Section 9.1(a) for the fiscal year of the Borrower ending December 31, 2014.
“Anti-Terrorism Laws” shall have the meaning provided in Section 8.19.
“Applicable Laws” shall mean, as to any Person, any international, foreign, federal, state and local law (including common law and Environmental Laws), statute, regulation, ordinance, treaty, rule, order, code, regulation, decree, guideline, judgment, consent decree, writ, injunction, settlement agreement or governmental requirement enacted, promulgated or imposed or entered into or agreed by any Governmental Authority, in each case applicable to or binding on such Person or any of its property or assets or to which such Person or any of its property or assets is subject.
“Applicable Margin” shall mean a percentage per annum equal to:
(a) with respect to the Tranche B Term Loans (A) for Eurodollar Loans, 2.50% and (B) for ABR Loans, 1.50% ~~and~~;
(b) with respect to (x) the 2017 Initial Tranche A Term Loans, ~~Revolving Credit Loans and Swingline Loans (it being understood that all Swingline Loans shall be ABR Loans)~~ and (y) prior to the Amendment No. 2 Effective Date, the 2019 Extended Tranche A Term Loans, (i) initially, (A) for Eurodollar Loans, 2.50% and (B) for ABR Loans, 1.50% and (ii) following the Initial Financial Statement Delivery Date, as set forth on the grid below:

Pricing Level	Consolidated Total Debt to Consolidated EBITDA Ratio	Applicable Margin for 2019 Extended Tranche A Term Loans* and 2017 Initial Tranche A Term Loans that are Eurodollar Loans	Applicable Margin for 2019 Extended Tranche A Term Loans* and 2017 Initial Tranche A Term Loans that are ABR Loans
1	Greater than 2.25:1.00	2.50%	1.50%
2	Less than or equal to 2.25:1.00 but greater than 1.50:1.00	2.25%	1.25%
3	Less than or equal to 1.50:1.00 but greater than 1.00:1.00	2.00%	1.00%
4	Less than or equal to 1.00:1.00	1.75%	0.75%
*prior to the Amendment No. 2 Effective Date.

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(c) at all times on and after the Amendment No. 2 Effective Date, with respect to the 2019 Extended Tranche A Term Loans, the Revolving Credit Loans and the Swingline Loans (it being understood that all Swingline Loans shall be ABR Loans), (i) initially, (A) for Eurodollar Loans, 2.50% and (B) for ABR Loans, 1.50% and (ii) following the Amendment No. 2 Financial Statement Delivery Date, as set forth on the grid below:

Pricing Level	Consolidated Total Debt to Consolidated EBITDA Ratio	Applicable Margin for Revolving Credit Loans and ~~Initial~~2019 Extended Tranche A Term Loans that are Eurodollar Loans	Applicable Margin for Revolving Credit Loans and ~~Initial~~2019 Extended Tranche A Term Loans that are ABR Loans, and Swingline Loans
1	Greater than ~~2.25~~2.50:1.00	2.50%	1.50%
2	Less than or equal to ~~2.25~~2.50:1.00 but greater than ~~1.50~~1.75:1.00	2.25%	1.25%
3	Less than or equal to ~~1.50~~1.75:1.00 but greater than ~~1.00~~1.25:1.00	2.00%	1.00%
4	Less than or equal to ~~1.00~~1.25:1.00	1.75%	0.75%

Any increase or decrease in the Applicable Margin for the 2017 Initial Tranche A Term Loans, the 2019 Extended Tranche A Term Loans, Revolving Credit Loans or Swingline Loans resulting from a change in the Consolidated Total Debt to Consolidated EBITDA Ratio shall become effective as of the first Business Day immediately following the date Section 9.1 Financials are delivered to the Administrative Agent pursuant to Sections 9.1(a) and 9.1(b) (provided, that with respect to the 2019 Extended Tranche A Term Loans, the Revolving Credit Loans and the Swingline Loans, such increases or decreases shall only commence pursuant to clause (c)(ii) above following the Amendment No. 2 Financial Statement Delivery Date); provided that at the option of the Required Credit Facility Lenders with respect to the 2017 Initial Tranche A Term Loans, the 2019 Extended Tranche A Term Loans and Revolving Credit Loans, the highest pricing level (as set forth in the table above) shall apply (a) as of the first Business Day after the date on which Section 9.1 Financials were required to have been delivered but have not been delivered pursuant to Section 9.1 and shall continue to so apply to and including the date on which such Section 9.1 Financials are so delivered (and thereafter the pricing level otherwise determined in accordance with this definition shall apply) and (b) as of the first Business Day after an Event of Default under Section 11.1 or Section 11.5 shall have occurred and be continuing and the Administrative Agent has notified the Borrower that the highest pricing level applies, and shall continue to so apply to but excluding the date on which such Event of Default shall cease to be continuing (and thereafter the pricing level otherwise determined in accordance with this definition shall apply).

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have, at such time, the right or the ability by voting power, contract or otherwise to elect or designate for election at least a majority of the members of the Board of Directors of Holdings;

(b)	at any time Continuing Directors shall not constitute at least a majority of the Board of Directors of Holdings;

(c)
a “change of control” or any comparable term under any documentation governing any Indebtedness for borrowed money owed to a third party by the Borrower or any of its Restricted Subsidiaries with an aggregate outstanding principal amount in excess of $35,000,000 shall have occurred;

(d)	Holdings shall cease to beneficially own and control 100% of the Voting Stock of the Borrower; and/or

(e)	the Borrower shall cease to beneficially own and control 100% of the Voting Stock of LPL Financial LLC.
provided that, at any time when at least a majority of the outstanding Voting Stock of Holdings is directly or indirectly owned by a Parent Entity, all references in clause (a) and (b) above to “Holdings” (other than in this proviso) shall be deemed to refer to the ultimate Parent Entity that directly or indirectly owns such Voting Stock of Holdings.
“Class”, when used in reference to any Loan or Borrowing, shall refer to whether such Loan, or the Loans comprising such Borrowing, are Revolving Credit Loans, 2017 Initial Tranche A Term Loans, 2019 Extended Tranche A Term Loans, Initial Tranche B Term Loans, 2013 Incremental Tranche B Term Loans, Incremental Term Loans (of a Class), Extended Term Loans (of the same Extension Series), Extended Revolving Credit Loans (of the same Extension Series and any related swingline loans thereunder), Additional/Replacement Revolving Credit Loans (and any related swingline loans thereunder) or Swingline Loans and, when used in reference to any Commitment, refers to whether such Commitment is a Revolving Credit Commitment, ~~an~~a 2017 Initial Tranche A Term Loan Commitment, a 2019 Extended Tranche A Term Loan Commitment, an Initial Tranche B Term Loan Commitment, a 2013 Incremental Tranche B Term Loan Commitment, an Incremental Term Loan Commitment (of a Class), an Extended Revolving Credit Commitment (of the same Extension Series and any related swingline commitment thereunder), an Additional/Replacement Revolving Credit Commitment (and any related swingline commitment thereunder) or a Swingline Commitment, and when used in reference to any Lender, refers to whether such Lender has a Loan or Commitment of any such Class.
“Clearing Broker-Dealer Minimum Capital” shall mean, for any Subsidiary of the Borrower that is a broker-dealer subject to SEC Rule 15c(3)-3, as of any date of determination, the greater of (a) $40,000,000 and (b) 15% of Aggregate Debit Items on such date.
“Closing Date” shall mean the date upon which the conditions set forth in Section  6 are satisfied, which date is March 29, 2012.
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“Closing Date Indebtedness” shall mean Indebtedness described on Schedule 10.1.
“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time. Section references to the Code are to the Code, as in effect on the Closing Date, and any subsequent provisions of the Code, amendatory thereof, supplemental thereto or substituted therefor.
“Collateral” shall have the meaning provided for such term or a similar term in each of the Security Documents; provided that with respect to any Mortgages, “Collateral” shall mean “Mortgaged Property” as defined therein.
“Collateral Agent” shall mean Bank of America or any successor appointed in accordance with the provisions of Section 12.8, together with its Affiliates, as the collateral agent for the Secured Parties.
“Commitment” shall mean, with respect to each Lender (to the extent applicable), such Lender’s Revolving Credit Commitment, 2017 Initial Tranche A Term Loan Commitment, 2019 Extended Tranche A Term Loan Commitment, Initial Tranche B Term Loan Commitment, Incremental Term Loan Commitment, Extended Revolving Credit Commitment, Additional/Replacement Revolving Credit Commitment or any combination thereof (as the context requires) and (b) with respect to the Swingline Lender or swingline lender under any Extended Revolving Credit Commitments or Additional/Replacement Revolving Credit Commitment, its Swingline Commitment or swingline commitment, as applicable.
“Commitment Fee” shall have the meaning provided in Section 4.1(a).
“Commitment Fee Rate” shall mean a rate equal to (a) initially, 0.50% per annum, ~~and~~ (b) following the ~~Initial~~Amendment No. 2 Financial Statement Delivery Date, the rate per annum determined in accordance with the grid set forth below. Any increase or decrease in the Commitment Fee Rate resulting from a change in the Consolidated Total Debt to Consolidated EBITDA Ratio shall become effective as of the first Business Day immediately following the date Section 9.1 Financials are delivered to the Administrative Agent pursuant to Sections 9.1(a) and 9.1(b):

Consolidated Total Debt to Consolidated EBITDA Ratio	Applicable Revolving Commitment Fee Percentage
> ~~2.25~~2.50:1.00	0.50%
< ~~2.25~~2.50:1.00 but >~~1.00~~1.25:1.00	0.375%
<~~1.00~~1.25:1.00	0.25%

“Commodity Exchange Act” shall mean the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.
“Confidential Information” shall have the meaning provided in Section 13.16.
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mandatory prepayments that are on terms not more favorable to the lenders or holders providing such Indebtedness than those applicable to the Refinanced Debt) prior to the 91st day after the maturity date of the Refinanced Debt.
“Credit Documents” shall mean this Agreement, the Guarantee, the Security Documents, the Agency Fee Letter, each Letter of Credit, any promissory notes issued by the Borrower hereunder, any Incremental Agreement, any Extension Agreement, Amendment No. 1, Amendment No. 2, and any Customary Intercreditor Agreement entered into after the Closing Date to which the Collateral Agent and/or Administrative Agent is a party.
“Credit Event” shall mean and include the making (but not the conversion or continuation) of a Loan and the issuance, or increase in the amount, of a Letter of Credit.
“Credit Facility” shall mean any of the 2017 Initial Tranche A Term Loan Facility, the 2019 Extended Tranche A Term Loan Facility, Initial Tranche B Term Loan Facility, any Incremental Term Loan Facility, the Revolving Credit Facility, any Additional/Replacement Revolving Credit Facility, any Extended Term Loan Facility or any Extended Revolving Credit Facility, as applicable.
“Credit Party” shall mean the Borrower and each of the Guarantors.
“Cumulative Consolidated Net Income” shall mean, as at any date of determination, Consolidated Net Income for the period (taken as one accounting period) commencing on January 1, 2012 and ending on the last day of the most recent fiscal quarter for which Section 9.1 Financials have been delivered.
“Cure Amount” shall have the meaning provided in Section 11.12(a).
“Cure Deadline” shall have the meaning provided in Section 11.12(a).
“Cure Right” shall have the meaning provided in Section 11.12(a).
“Customary Intercreditor Agreement” shall mean (a) to the extent executed in connection with the incurrence of secured Indebtedness, the security of which is not intended to rank junior or senior to the Liens securing the Obligations (but without regard to the control of remedies), at the option of the Borrower and the Administrative Agent acting together, either (i)
any intercreditor agreement substantially in the form of the Senior Priority Lien Intercreditor Agreement or (ii) a customary intercreditor agreement in a form reasonably acceptable to the Administrative Agent and the Borrower, which agreement shall provide that the Liens securing such Indebtedness shall not rank junior or senior to the Lien securing the Obligations (but without regard to the control of remedies) and (b)  to the extent executed in connection with the incurrence of secured Indebtedness, the security of which is intended to rank junior to the Liens securing the Obligations, at the option of the Borrower and the Administrative Agent acting together, either (i) an intercreditor agreement substantially in the form of the Junior Priority Lien Intercreditor Agreement or (ii) a customary intercreditor agreement in a form reasonably acceptable to the Administrative Agent and the Borrower, which agreement shall provide that the Liens securing such Indebtedness shall rank junior to the Lien securing the Obligations.
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“Existing Revolving Credit Class” shall have the meaning provided in Section 2.15(a)(ii).
“Existing Revolving Credit Commitments” shall have the meaning provided in Section 2.15(a)(ii).
“Existing Revolving Credit Loans” shall have the meaning provided in Section 2.15(a)(ii).
“Existing Term Loan Class” shall have the meaning provided in Section 2.15(a).
“Expected Cure Amount” shall have the meaning provided in Section 11.12(b)
“Extended Loans/Commitments” shall mean Extended Term Loans, Extended Revolving Credit Loans and/or Extended Revolving Credit Commitments.
“Extended Repayment Date” shall have the meaning provided in Section 2.5(~~d~~f).
“Extended Revolving Credit Commitments” shall have the meaning provided in Section 2.15(a)(ii).
“Extended Revolving Credit Facility” shall mean each Class of Extended Revolving Credit Commitments established pursuant to Section 2.15(a)(ii).
“Extended Revolving Credit Loans” shall have the meaning provided in Section 2.15(a)(ii).
“Extended Term Loan Class” shall have the meaning provided in Section 2.15(a), and shall include the Class made up of the 2019 Extended Tranche A Term Loans under the 2019 Extended Tranche A Term Loan Facility.
“Extended Term Loan Facility” shall mean each Class of Extended Term Loans made pursuant to Section ~~2.15~~2.15, and shall include the 2019 Extended Tranche A Term Loan Facility.
“Extended Term Loan Repayment Amount” shall have the meaning provided in Section 2.5(~~d~~f), and shall include the 2019 Extended Tranche A Term Loan Repayment Amount.
“Extended Term Loans” shall have the meaning provided in Section 2.15(a), and shall include the 2019 Extended Tranche A Term Loans.
“Extending Lender” shall have the meaning provided in Section 2.15(b), and shall include the 2019 Extended Tranche A Term Lenders.
“Extension Agreement” shall have the meaning provided in Section 2.15(c).
“Extension Date” shall have the meaning provided in Section 2.15(d).

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“Incremental Facility Closing Date” shall have the meaning provided in Section 2.14(e).
“Incremental Limit” shall have the meaning provided in Section 2.14(b).
“Incremental Revolving Credit Commitment Increase” shall have the meaning provided in Section 2.14(a).
“Incremental Revolving Credit Commitment Increase Lender” shall have the meaning provided in Section 2.14(f).
“Incremental Term Loan Commitment” shall mean the Commitment of any Lender to make Incremental Term Loans of a particular Class pursuant to Section 2.14(a).
“Incremental Term Loan Effective Date” shall mean the “Incremental Term Loan Effective Date” (as defined in Amendment No. 1).
“Incremental Term Loan Facility” shall mean each Class of Incremental Term Loans made pursuant to Section 2.14.
“Incremental Term Loan Maturity Date” shall mean, with respect to any Class of Incremental Term Loans made pursuant to Section 2.14, the final maturity date thereof and shall include, with respect to the 2013 Incremental Tranche B Term Loan, the 2013 Incremental Tranche B Term Loan Maturity Date.
“Incremental Term Loan Repayment Amount” shall have the meaning provided in Section 2.5(~~d~~f) and shall include any 2013 Incremental Tranche B Term Loan Repayment Amount.
“Incremental Term Loan Repayment Date” shall have the meaning provided in Section 2.5(~~d~~f) and shall include any 2013 Incremental Tranche B Term Loan Repayment Date.
“Incremental Term Loans” shall have the meaning provided in Section 2.14(a).
“Incremental Tranche A Term Loans” shall have the meaning provided in Section 2.14(a).
“Incremental Tranche B Term Loans” shall have the meaning provided in Section 2.14(a).
“Indebtedness” shall mean, as to any Person at a particular time, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP:

(a)	all indebtedness of such Person for borrowed money and all indebtedness of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments;

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amount of such Indebtedness and (ii) the Fair Market Value of the property encumbered thereby as determined by such Person in good faith.
“Indemnified Parties” shall have the meaning provided in Section 13.5(a).
“Initial Financial Statement Delivery Date” shall mean the date on which Section
9.1 Financials are delivered to the Administrative Agent under Section 9.1(a) or (b) for the first full fiscal quarter of the Borrower commencing after the Closing Date.
“Initial Term Loan Repayment Amount” shall mean ~~an~~a 2017 Initial Tranche A Term Loan Repayment Amount or an Initial Tranche B Term Loan Repayment Amount, as the case may be.
“Initial Term Loan Repayment Date” shall mean ~~an~~a 2017 Initial Tranche A Term Loan Repayment Date or an Initial Tranche B Term Loan Repayment Date, as the case may be.
“Initial Term Loans” shall mean the 2017 Initial Tranche A Term Loans and the Initial Tranche B Term Loans.
 ~~“Initial Tranche A Term Lender” shall mean each Lender with an Initial Tranche A Term Loan Commitment or holding an Initial Tranche A Term Loan.~~
~~“Initial Tranche A Term Loan” shall have the meaning provided in Section 2.1(a).~~
~~“Initial Tranche A Term Loan Commitment” shall mean, (a) in the case of each Lender that is a Lender on the Closing Date, the amount, if any, set forth opposite such Lender’s name on Schedule 1.1(a) as such Lender’s “Initial Tranche A Term Loan Commitment” and (b) in the case of any Lender that becomes a Lender after the Closing Date, the amount specified as such Lender’s “Initial Tranche A Term Loan Commitment” in the Assignment and Acceptance pursuant to which such Lender assumed a portion of the Total Initial Tranche A Term Loan Commitment, in each case as the same may be changed from time to time pursuant to the terms hereof. The aggregate amount of the Initial Tranche A Term Loan Commitments as of the Closing Date is $735,000,000.~~
~~“Initial Tranche A Term Loan Facility” shall have the meaning provided in the recitals to this Agreement.~~
~~“Initial Tranche A Term Loan Maturity Date” shall mean March 29, 2017; provided that if such date is not a Business Day, the “Initial Tranche A Term Loan Maturity Date” will be the Business Day immediately following such date.~~
~~“Initial Tranche A Term Loan Repayment Amount” shall have the meaning provided in Section 2.5(b).~~

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~~“Initial Tranche A Term Loan Repayment Date” shall have the meaning provided in Section 2.5(b).~~
“Initial Tranche B Term Lender” shall mean each Lender with an Initial Tranche B Term Loan Commitment or holding an Initial Tranche B Term Loan.
“Initial Tranche B Term Loan” shall have the meaning provided in Section 2.1(b).
“Initial Tranche B Term Loan Commitment” shall mean, (a) in the case of each Lender that is a Lender on the Closing Date, the amount, if any, set forth opposite such Lender’s name on Schedule 1.1(a) as such Lender’s “Initial Tranche B Term Loan Commitment” and (b) in the case of any Lender that becomes a Lender after the Closing Date, the amount specified as such Lender’s “Initial Tranche B Term Loan Commitment” in the Assignment and Acceptance pursuant to which such Lender assumed a portion of the Total Initial Tranche B Term Loan Commitment, in each case as the same may be changed from time to time pursuant to the terms hereof. The aggregate amount of the Initial Tranche B Term Loan Commitments as of the Closing Date is $615,000,000.
“Initial Tranche B Term Loan Facility” shall have the meaning provided in the recitals to this Agreement.
“Initial Tranche B Term Loan Maturity Date” shall mean March 29, 2019; provided that if such date is not a Business Day, the “Initial Tranche B Term Loan Maturity Date” will be the Business Day immediately following such date.
“Initial Tranche B Term Loan Repayment Amount” shall have the meaning provided in Section 2.5(~~c~~d).
“Initial Tranche B Term Loan Repayment Date” shall have the meaning provided in Section 2.5(~~c~~d).
“Intellectual Property” shall have the meaning provided for such term or a similar term in the Security Agreement.
“Intercompany Note” shall mean the Amended and Restated Intercompany Subordinated Note, dated as of the Amendment No. 1 Effective Date, substantially in the form of Exhibit N, executed by Holdings, the Borrower and each other Subsidiary of the Borrower party thereto.
“Interest Period” shall mean, with respect to any Eurodollar Loans, the interest period applicable thereto, as determined pursuant to Section 2.9.
“Introducing Broker-Dealer Minimum Capital” shall mean for those Subsidiaries of the Borrower that are broker-dealers exempt from the provisions of SEC Rule 15c3-3, as of any date of determination, the greater of (a) 120% of such Subsidiaries’ consolidated minimum dollar Net Capital required (as defined in SEC Rule 15c3-1), and (b) the consolidated Aggregate Indebtedness (as defined in SEC Rule 15c3-1) of such Subsidiaries, divided by ten.

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“Material Adverse Effect” shall mean a circumstance or condition that materially and adversely affects (a) the business, assets, operations, properties or financial condition of the Borrower and the Restricted Subsidiaries taken as a whole, (b) the ability of the Credit Parties (taken as a whole) to perform their payment obligations under the Credit Documents or (c) the rights and remedies of the Administrative Agent, the Collateral Agent or the Lenders under the Credit Documents.
“Maturity Date” shall mean the 2017 Initial Tranche A Term Loan Maturity Date, the 2019 Extended Tranche A Term Loan Maturity Date, the Initial Tranche B Term Loan Maturity Date, any Incremental Term Loan Maturity Date, the Revolving Credit Maturity Date, any maturity date related to any Class of Extended Revolving Credit Commitments, any maturity date related to any Class of Additional/Replacement Revolving Credit Commitments, any maturity date related to any Class of Extended Term Loans, or the Swingline Maturity Date, as applicable.
“Minimum Borrowing Amount” shall mean (a) with respect to a Borrowing of Term Loans or Revolving Credit Loans, $1,000,000 and (b) with respect to a Borrowing of Swingline Loans, $100,000.
“Minority Investment” shall mean any Person (other than a Subsidiary) in which the Borrower or any Restricted Subsidiary owns Capital Stock.
“Moody’s” shall mean Moody’s Investors Service, Inc. or any successor by merger or consolidation to its business.
“Mortgage” shall mean a mortgage or a deed of trust, deed to secure debt, trust deed or other security document entered into by the owner of a Mortgaged Property in favor of the Collateral Agent for the benefit of the Secured Parties evidencing a Lien on such Mortgaged Property, substantially in the form of Exhibit O (with such changes thereto as may be necessary to account for local law matters) or otherwise in such form as reasonably agreed between the Borrower and the Collateral Agent.
“Mortgaged Property” shall mean (a) Real Property identified on Schedule 1.1(d) and (b) Real Property owned in fee with respect to which a Mortgage is required to be granted pursuant to Section 9.13(b)
“Multiemployer Plan” shall mean a multiemployer plan as defined in Section 4001(a)(3) of ERISA to which the Borrower, a Restricted Subsidiary or an ERISA Affiliate had an obligation to contribute over the five preceding calendar years.
“Necessary Cure Amount” shall have the meaning provided in Section 11.12(b)
“Net Cash Proceeds” shall mean, with respect to any Prepayment Event, any issuance of Capital Stock, any capital contribution or any Disposition of any Investment, (a) the gross cash proceeds (including payments from time to time in respect of installment obligations, if applicable, but only as and when received and, with respect to any Recovery Event, any insurance proceeds or condemnation awards in respect of such Recovery Event) received by or

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“Present Fair Saleable Value” shall mean the amount that could be obtained by an independent willing seller from an independent willing buyer if the assets (both tangible and intangible) of the applicable Person and its subsidiaries taken as a whole are sold on a going-concern basis with reasonable promptness in an arm’s-length transaction under present conditions for the sale of comparable business enterprises insofar as such conditions can be reasonably evaluated.
“Previous Holdings” shall have the meaning provided in the definition of the term “Holdings.”
“Prior Initial Tranche A Term Lender” shall have the meaning provided in Section 2.1(a).
“Prior Initial Tranche A Term Loan” shall have the meaning provided in Section
2.1(a).
“Pro Forma Adjustment” shall mean, for any Test Period that includes all or any part of a fiscal quarter included in any Post-Transaction Period with respect to the Acquired EBITDA of the applicable Pro Forma Entity or the Consolidated EBITDA of the Borrower, the pro forma increase or decrease in such Acquired EBITDA or such Consolidated EBITDA, as the case may be, projected by the Borrower in good faith as a result of (a) reasonably identifiable and factually supportable cost savings, operating expense reductions or other synergies realized or expected to be realized prior to or during such Post-Transaction Period or (b) any additional costs, expenses or charges, accruals or reserves (collectively, “Costs”) incurred prior to or during such Post-Transaction Period in connection with the combination of the operations of a Pro Forma Entity with the operations of the Borrower and its Restricted Subsidiaries or otherwise in connection with, as a result of or related to such Specified Transaction; provided that, so long as such cost savings, operating expense reductions or other synergies are realized or expected to be realized prior to or during such Post-Transaction Period, or such Costs are incurred prior to or during such Post-Transaction Period, it may be assumed, for purposes of projecting such pro forma increase or decrease to such Acquired EBITDA or such Consolidated EBITDA, as the case may be, that such cost savings, operating expense reductions or other synergies will be realizable during the entirety of such Test Period and/or such Costs will be incurred during the entirety of such Test Period, as applicable; and provided, further, that any such pro forma increase or decrease to such Acquired EBITDA or such Consolidated EBITDA, as the case may be, shall be without duplication for cost savings, operating expense reductions or other synergies or Costs already included in such Acquired EBITDA or such Consolidated EBITDA, as the case may be, for such Test Period.
“Pro Forma Adjustment Certificate” shall mean any certificate of an Authorized Officer of the Borrower delivered pursuant to Section 9.1(h) or setting forth the information described in clause (iv) to Section 9.1(d).
“Pro Forma Basis,” “Pro Forma Compliance” and “Pro Forma Effect” shall mean, with respect to compliance with any test or covenant hereunder, that (A) to the extent applicable, the Pro Forma Adjustment shall have been made and (B) all Specified Transactions and the following transactions in connection therewith shall be deemed to have occurred as of the first
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“Resignation Effective Date” shall have the meaning provided in Section 12.8.
“Restoration Certification” shall mean, with respect to any Recovery Prepayment Event, a certification made by an Authorized Officer of the Borrower or a Restricted Subsidiary, as applicable, to the Administrative Agent prior to the end of the Reinvestment Period certifying (a) that the Borrower or such Restricted Subsidiary intends to use the proceeds received in connection with such Recovery Prepayment Event to repair, restore or replace the property or assets in respect of which such Recovery Prepayment Event occurred, or otherwise invest in assets useful to the business, (b) the approximate costs of completion of such repair, restoration or replacement and (c) that such repair, restoration, reinvestment or replacement will be completed within the later of (x) twelve months after the date on which cash proceeds with respect to such Recovery Prepayment Event were received and (y) 180 days after delivery of such Restoration Certification.
“Restricted Foreign Subsidiary” shall mean each Restricted Subsidiary that is also a Foreign Subsidiary.
“Restricted Subsidiary” shall mean any Subsidiary of the Borrower other than an Unrestricted Subsidiary. Unless otherwise expressly provided herein, all references herein to a “Restricted Subsidiary” shall mean a Restricted Subsidiary of the Borrower.
“Retained Refused Proceeds” shall have the meaning provided in Section 5.2(c)(ii).
“Revolving Credit Commitment” shall mean, (a) with respect to each Lender that is a Lender on the ~~Closing~~Amendment No. 2 Effective Date, the amount set forth opposite such Lender’s name on Schedule ~~1.1(a)~~1 to Amendment No. 2 as such Lender’s “Aggregate Revolving ~~Credit~~ Commitment~~,~~”, (b) in the case of any Lender that becomes a Lender after the Closing Date, the amount specified as such Lender’s “Revolving Credit Commitment” in the Assignment and Acceptance pursuant to which such Lender assumed a portion of the Total Revolving Credit Commitment and (c) in the case of any Lender that increases its Revolving Credit Commitment or becomes an Incremental Revolving Credit Commitment Increase Lender, in each case pursuant to Section 2.14, the amount specified in the applicable Incremental Agreement, in each case as the same may be changed from time to time pursuant to terms hereof. ~~The~~After giving effect to Amendment No. 2, the aggregate amount of the Revolving Credit Commitments as of the ~~Closing~~Amendment No. 2 Effective Date is $~~250,000,000~~400,000,000.
“Revolving Credit Commitment Percentage” shall mean at any time, for each Lender, the percentage obtained by dividing (a) such Lender’s Revolving Credit Commitment by (b) the aggregate amount of the Revolving Credit Commitments; provided that at any time when the Total Revolving Credit Commitment shall have been terminated, each Lender’s Revolving Credit Commitment Percentage shall be its Revolving Credit Commitment Percentage as in effect immediately prior to such termination.
“Revolving Credit Exposure” shall mean, with respect to any Lender at any time, the sum of (a) the aggregate principal amount of the Revolving Credit Loans of such Lender then

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outstanding and (b) such Lender’s Letter of Credit Exposure at such time and (c) such Lender’s Swingline Exposure at such time.
“Revolving Credit Extension Request” shall have the meaning provided in Section 2.15(a)(ii).
“Revolving Credit Facility” shall have the meaning provided in the recitals to this Agreement.
“Revolving Credit Lender” shall mean, at any time, any Lender that has a Revolving Credit Commitment at such time.
“Revolving Credit Loan” shall have the meaning provided in Section 2.1(c).
“Revolving Credit Maturity Date” shall mean ~~March 29, 2017;~~September 30, 2019, provided, that if such date is not a Business Day, then the “Revolving Credit Maturity Date” will be the Business Day immediately following such date (the “Scheduled Revolving Credit Maturity Date”); provided, however, that to the extent that there are any outstanding Tranche B Loans maturing prior to, or within the 91 day period immediately following, the Scheduled Revolving Credit Maturity Date (as determined as of any date that is 91 days prior to the scheduled Maturity Date of any then-outstanding Tranche B Loans), then the “Revolving Credit Maturity Date” shall be the date that is the day occurring 91 days immediately prior to the earliest scheduled Maturity Date of any then-outstanding Tranche B Loans, provided that if such date is not a Business Day, then the “Revolving Credit Maturity Date” will be the ~~next~~ Business Day immediately ~~following~~preceding such date.
“Revolving Credit Termination Date” shall mean, following the Amendment No. 2 Effective Date, the date on which the Revolving Credit Commitments shall have terminated, no Revolving Credit Loans shall be outstanding and the Letter of Credit Obligations shall have been reduced to zero or Cash Collateralized.
“S&P” shall mean Standard & Poor’s Ratings Services or any successor by merger or consolidation to its business.
“Sale Leaseback” shall mean any transaction or series of related transactions pursuant to which the Borrower or any of the Restricted Subsidiaries (a) sells, transfers or otherwise disposes of any property, real or personal, whether now owned or hereafter acquired, and (b) as part of such transaction, thereafter rents or leases such property or other property that it intends to use for substantially the same purpose or purposes as the property being sold, transferred or disposed of; provided that any transaction described above that is consummated within 270 days of the date of acquisition of the applicable property by the Borrower or any of its Restricted Subsidiaries shall not constitute a “Sale Leaseback” for purposes of this Agreement.
“SDN List” shall have the meaning provided in Section 8.21.
“SEC” shall mean the Securities and Exchange Commission or any successor thereto.
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“Section 9.1 Financials” shall mean the financial statements delivered, or required to be delivered, pursuant to Section 9.1(a) or (b) together with the accompanying officer’s certificate delivered, or required to be delivered, pursuant to Section 9.1(d).
“Secured Cash Management Agreement” shall mean any agreement relating to Cash Management Services that is entered into by and between Holdings, the Borrower or any Restricted Subsidiary and a Cash Management Bank.
“Secured Hedging Agreement” shall mean any Hedging Agreement that is entered into by and between any Credit Party or any Restricted Subsidiary and any Hedge Bank.
“Secured Parties” shall mean, collectively, (a) the Lenders, (b) the Letter of Credit Issuers, (c) the Swingline Lender, (d) the Administrative Agent, (e) the Collateral Agent, (f) each Hedge Bank, (g) each Cash Management Bank, (h) the beneficiaries of each indemnification obligation undertaken by any Credit Party under the Credit Documents and (i) any successors, endorsees, transferees and assigns of each of the foregoing.
“Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
“Security Agreement” shall mean the Security Agreement, dated as of the Closing Date, among Holdings, the Borrower, the other grantors party thereto and the Collateral Agent for the benefit of the Secured Parties, substantially in the form of Exhibit B.
“Security Documents” shall mean, collectively, (a) the Security Agreement, (b) the Pledge Agreement, (c) the Mortgages, if any, and (d) each other security agreement or other instrument or document executed and delivered pursuant to Section 9.11, 9.12 or 9.14 or Customary Intercreditor Agreement executed and delivered pursuant to Section 10.2 or pursuant to any of the Security Documents, Permitted Additional Debt Documents or documentation governing Credit Agreement Refinancing Indebtedness to secure or perfect the security interest in any property as collateral for any or all of the First Lien Obligations.
“Segregated Cash” shall mean, as of any date of determination, all cash and “qualified” cash equivalents segregated on the balance sheet of the Broker-Dealer Regulated Subsidiary as of such date under SEC Rule 15c3-3.
“Senior Priority Lien Intercreditor Agreement” means the Senior Priority Lien Intercreditor Agreement substantially in the form of Exhibit I-1 among the Administrative Agent and/or the Collateral Agent and one or more representatives for holders of one or more classes of Permitted Additional Debt and/or Permitted First Priority Refinancing Debt, with such modifications thereto as the Administrative Agent and the Borrower may reasonably agree.
“Scheduled 2019 Extended Tranche A Term Loan Maturity Date” shall have the meaning provided in the definition of “2019 Extended Tranche A Term Loan Maturity Date”.
“Scheduled Revolving Credit Maturity Date” shall have the meaning provided in the definition of “Revolving Credit Maturity Date”.

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“Syndication Agents” shall mean the Persons identified on the cover page of this Agreement as such, in their respective capacities as syndication agent under this Agreement.
“Taxes” shall have the meaning provided in Section 5.4(a).
“Term Loan” shall mean ~~an~~a 2017 Initial Tranche A Term Loan, a 2019 Extended Tranche A Term Loan, an Initial Tranche B Term Loan, an Incremental Term Loan or any Extended Term Loans, as applicable.
“Term Loan Extension Request” shall have the meaning provided in Section 2.15(a).
“Term Loan Facility” shall mean any of the 2017 Initial Tranche A Term Loan Facility, the 2019 Extended Tranche A Term Loan Facility, the Initial Tranche B Term Loan Facility, any Incremental Term Loan Facility and any Extended Term Loan Facility.
“Test Period” shall mean, for any determination under this Agreement, the most recent period of four consecutive fiscal quarters of the Borrower ended on or prior to such date of determination (taken as one accounting period) in respect of which Section 9.1 Financials shall have been (or were required by Section 9.1(a) or Section 9.1(b) to have been) delivered to the Administrative Agent for each fiscal quarter or fiscal year in such period; provided that, prior to the first date that Section 9.1 Financials shall have been delivered pursuant to Section 9.1(a) or (b), the Test Period in effect shall be the period of four consecutive fiscal quarters of the Borrower ended December 31, 2011. A Test Period may be designated by reference to the last day thereof, i.e., the December 31, 2011 Test Period refers to the period of four consecutive fiscal quarters of the Borrower ended December 31, 2011, and a Test Period shall be deemed to end on the last day thereof.
“Total ~~Revolving Credit~~2017 Initial Tranche A Term Loan Commitment” shall mean~~, on any date,~~ the sum of the ~~Revolving Credit~~2017 Initial Tranche A Term Loan Commitments ~~on such date of all Revolving Credit~~of all the Lenders.
“Total 2019 Extended Tranche A Term Loan Commitment” shall mean the sum of the 2019 Extended Tranche A Term Loan Commitments of all the Lenders.
“Total Additional/Replacement Revolving Credit Commitment” shall mean the sum of Additional/Replacement Revolving Credit Commitments of all the Lenders providing any tranche of Additional/Replacement Revolving Credit Commitments.
“Total Commitment” shall mean the sum of the Total 2017 Initial Tranche A Term Loan Commitment, the Total 2019 Extended Tranche A Term Loan Commitment, the Total Initial Tranche B Term Loan Commitment, the Total Incremental Term Loan Commitment, the Total Revolving Credit Commitment, the Total Extended Revolving Credit Commitment of each Extension Series and the Total Additional/Replacement Revolving Credit Commitment.
“Total Credit Exposure” shall mean, at any date, the sum of the Total Commitment at such date and the outstanding principal amount of all Term Loans at such date.

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“Total Extended Revolving Credit Commitment” shall mean the sum of all Extended Revolving Credit Commitments of all Lenders under each Extension Series.
“Total Incremental Term Loan Commitment” shall mean the sum of the Incremental Term Loan Commitments of any Class of Incremental Term Loans of all the Lenders providing such Class of Incremental Term Loans.
~~“Total Initial Tranche A Term Loan Commitment” shall mean the sum of the Initial Tranche A Term Loan Commitments of all the Lenders.~~
“Total Initial Tranche B Term Loan Commitment” shall mean the sum of the Initial Tranche B Term Loan Commitments of all the Lenders.
“Total Revolving Credit Commitment” shall mean the sum of the Revolving Credit Commitments of all the Lenders.
“Tranche A Lender” shall mean any Lender holding Tranche A Loans and/or any commitment thereunder.
“Tranche A Loans” shall mean the 2017 Initial Tranche A Term Loans, the 2019 Extended Tranche A Term Loans, any Incremental Tranche A Term Loans or any Extended Term Loans for which 2017 Initial Tranche A Term Loans, 2019 Extended Tranche A Term Loans or Incremental Tranche A Term Loans were exchanged.
“Tranche B Lender” shall mean any Lender holding Tranche B Loans and/or any commitment thereunder.
“Tranche B Loans” shall mean the Initial Tranche B Term Loans, Incremental Tranche B Term Loans (including the 2013 Incremental Tranche B Term Loans) or any Extended Term Loans for which Initial Tranche B Term Loans or Incremental Tranche B Term Loans were exchanged.
“Transaction Expenses” shall mean any fees or expenses incurred or paid by the Sponsors, Holdings, the Borrower or any of its Restricted Subsidiaries or any of their Affiliates in connection with the Transactions and the transactions contemplated hereby and thereby.
“Transactions” shall mean, collectively, (a) the Refinancing, (b) the entering into of the Credit Documents and the funding of the Initial Term Loans and, to the extent applicable, the Revolving Credit Loans on the Closing Date, (c) the declaration and payment of the Special Dividend, (d) the consummation of any other transactions connected with the foregoing and (e)
the payment of fees and expenses in connection with any of the foregoing (including the Transaction Expenses).
“Transferee” shall have the meaning provided in Section 13.6(f).
“Type” shall mean (a) as to any Term Loan, its nature as an ABR Loan or a Eurodollar Loan, (b) as to any Revolving Credit Loan, its nature as an ABR Loan or a Eurodollar Loan, (c) as to any Extended Revolving Credit Loan, its nature as an ABR Loan or a Eurodollar

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1.12Guaranties of Hedging Obligations. Notwithstanding anything else to the contrary in any Credit Document, no Specified Credit Party shall be required to guarantee or provide security for Excluded Swap Obligations, and any reference in any Credit Document with respect to such Specified Credit Party guaranteeing or providing security for the Obligations shall be deemed to be all Obligations other than the Excluded Swap Obligations.
SECTION 2.    Amount and Terms of Credit Facilities
2.1    Loans. (a) (i)     Subject to and upon the terms and conditions ~~herein set forth, each Initial Tranche A Term Lender severally agrees to make a loan or loans (each,~~of this Agreement as in effect immediately prior to the Amendment No. 2 Effective Date, each Lender having an “Initial Tranche A Term Loan~~”) to the Borrower, which~~ Commitment” (as defined in this Agreement as in effect immediately prior to the Amendment No. 2 Effective Date) (each such Lender, a “Prior Initial Tranche A Term Lender”) severally made a loan or loans pursuant thereto (each, a “Prior Initial Tranche A Term Loan” and collectively the “Prior Initial Tranche A Term Loans ~~(i) shall not exceed, for any such Lender, the Initial Tranche A Term Loan Commitment of such Initial Tranche A Term Lender, (ii) shall not exceed, in the aggregate, the Total Initial Tranche A Term Loan Commitment, (iii) shall be made on the Closing Date and~~”) to the Borrower on the Closing Date.
(ii) As of the Amendment No. 2 Effective Date, in accordance with, and upon the terms and conditions set forth in, Amendment No. 2, (A) (x) the Prior Initial Tranche A Term Loans of each Prior Initial Tranche A Term Lender outstanding on such date shall be extended as a new series of Extended Term Loans (the “2019 Initial Extended Tranche A Term Loans”) on such date, in the principal amount with respect to each such Prior Initial Tranche A Term Lender as is set forth on Schedule 2 to Amendment No. 2 opposite such Lender’s name under the heading “2019 Extended Tranche A Term Loan Amount” and (y) certain Lenders shall make Incremental Tranche A Term Loans to the Borrower on the same terms and conditions as the 2019 Initial Extended Tranche A Term Loans (the “2019 Refinancing Extended Tranche A Term Loans”) for the purpose of refinancing a portion of the then-outstanding 2017 Initial Tranche A Term Loans (such 2019 Refinancing Extended Tranche A Term Loans, together with the 2019 Initial Extended Tranche A Term Loans, the “2019 Extended Tranche A Term Loans”), and each Lender making any 2019 Extended Tranche A Term Loans shall become a 2019 Extended Tranche A Term Lender with respect thereto; provided that all such 2019 Extended Tranche A Term Loans made by each of the 2019 Extended Tranche A Term Lenders on the Amendment No. 2 Effective Date shall, unless otherwise provided herein, consist entirely of 2019 Extended Tranche A Term Loans of the same Class; and (B) the Prior Initial Tranche A Term Loans of each Prior Initial Tranche A Term Lender that are not extended as 2019 Extended Tranche A Term Loans pursuant to clause (A) above shall be re-designated, but otherwise continued unchanged hereunder on the Amendment No. 2 Effective Date as the “2017 Initial Tranche A Term Loans”, and each such non-extending Prior Initial Tranche A Term Lender shall be re-designated as a 2017 Initial Tranche A Term Lender with respect to such Lender’s 2017 Initial Tranche A Term Loans.
(iii) The 2017 Initial Tranche A Term Loans and the 2019 Extended Tranche A Term Loans (A) shall be denominated in U.S. Dollars, (~~iv~~B) may at the option of the Borrower be incurred and maintained as, and/or converted into, ABR Loans or Eurodollar
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Loans~~;~~, provided that all such 2017 Initial Tranche A Term Loans or 2019 Extended Tranche A Term Loans made by each of the 2017 Initial Tranche A Term Lenders or 2019 Extended Tranche A Term Lenders, as applicable, pursuant to the same Borrowing shall, unless otherwise provided herein, consist entirely of 2017 Initial Tranche A Term Loans or 2019 Extended Tranche A Term Loans, as applicable, of the same Type and (~~v~~C) may be repaid or prepaid in accordance with the provisions hereof, but once repaid or prepaid may not be reborrowed. On the 2017 Initial Tranche A Term Loan Maturity Date, all outstanding 2017 Initial Tranche A Term Loans shall be repaid in full. On the 2019 Extended Tranche A Term Loan Maturity Date, all outstanding 2019 Extended Tranche A Term Loans shall be repaid in full.
(b) (i) Subject to and upon the terms and conditions herein set forth, each Initial Tranche B Term Lender severally agrees to make a loan or loans (each, an “Initial Tranche B Term Loan”) to the Borrower, which Initial Tranche B Term Loans (i) shall not exceed, for any such Lender, the Initial Tranche B Term Loan Commitment of such Initial Tranche B Term Lender, (ii) shall not exceed, in the aggregate, the Total Initial Tranche B Term Loan Commitment, (iii) shall be made on the Closing Date and shall be denominated in U.S. Dollars, (iv) may at the option of the Borrower be incurred and maintained as, and/or converted into, ABR Loans or Eurodollar Loans; provided that all such Initial Tranche B Term Loans made by each of the Initial Tranche B Term Lenders pursuant to the same Borrowing shall, unless otherwise provided herein, consist entirely of Initial Tranche B Term Loans of the same Type and (v) may be repaid or prepaid in accordance with the provisions hereof, but once repaid or prepaid may not be reborrowed. On the Initial Tranche B Term Loan Maturity Date, all outstanding Initial Tranche B Term Loans shall be repaid in full.
(ii)    Subject to and upon the terms and conditions herein set forth and in Amendment No. 1, each 2013 Incremental Term Lender severally agrees to make a 2013 Incremental Tranche B Term Loan to the Borrower, which 2013 Incremental Tranche B Term Loan (i) shall not exceed, for any such Lender, the Incremental Term Loan Commitment of such 2013 Incremental Term Lender, (ii) shall not exceed, in the aggregate, the Total Incremental Term Loan Commitment, (iii) shall be made on the Incremental Term Loan Effective Date and shall be denominated in U.S. Dollars, (iv) may at the option of the Borrower be incurred and maintained as, and/or converted into, ABR Loans or Eurodollar Loans; provided that all such 2013 Incremental Tranche B Term Loans made by each of the 2013 Incremental Term Lenders pursuant to the same Borrowing shall, unless otherwise provided herein, consist entirely of 2013 Incremental Tranche B Term Loans of the same Class and (v) may be repaid or prepaid in accordance with the provisions hereof, but once repaid or prepaid may not be reborrowed. On the 2013 Incremental Tranche B Term Loan Maturity Date, all outstanding 2013 Incremental Tranche B Term Loans shall be repaid in full.
(c)    Subject to and upon the terms and conditions herein set forth, each Revolving Credit Lender severally agrees to make a loan or loans (each, a “Revolving Credit Loan”) to the Borrower in U.S. Dollars, which Revolving Credit Loans (i) shall not exceed, for any such Lender, the Revolving Credit Commitment of such Lender, (ii) shall not, after giving effect thereto and to the application of the proceeds thereof, result in such Lender’s Revolving Credit Exposure at such time exceeding such Lender’s Revolving Credit Commitment at such time, (iii) shall not, after giving effect thereto and to the application of the proceeds thereof, at any time result in the aggregate amount of all Lenders’ Revolving Credit Exposures exceeding
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thereto (except that Mandatory Borrowings shall be made in the amounts required by Section 2.1(f) and Revolving Credit Loans to reimburse the Letter of Credit Issuer with respect to any Unpaid Drawing shall be made in the amounts required by Section 3.3 or Section 3.4, as applicable). More than one Borrowing may be incurred on any date; provided that at no time shall there be outstanding more than 20 Borrowings of Eurodollar Loans under this Agreement. For purposes of the foregoing, Borrowings having different Interest Periods, regardless of whether they commence on the same date, shall be considered separate Borrowings.
2.3    Notice of Borrowing. (a) The Borrower shall give the Administrative Agent at the Administrative Agent’s Office (i) prior to 1:00 p.m. (New York City time) at least three Business Days’ prior written notice (or telephonic notice promptly confirmed in writing) of the Borrowing of Initial Term Loans or any Borrowing of Incremental Term Loans (unless otherwise set forth in the applicable Incremental Agreement), as the case may be, if all or any of such Term Loans are to be initially Eurodollar Loans, and (ii) prior written notice (or telephonic notice promptly confirmed in writing) prior to 10:00 a.m. (New York City time) on the date of the Borrowing of Initial Term Loans or any Borrowing of Incremental Term Loans, as the case may be, if all such Term Loans are to be ABR Loans. Such notice (together with each notice of a Borrowing of Revolving Credit Loans pursuant to Section 2.3(b) and each notice of a Borrowing of Swingline Loans pursuant to Section 2.3(d), a “Notice of Borrowing”) shall specify substantially in the form of Exhibit D (i) the aggregate principal amount of the Initial Term Loans or Incremental Term Loans, as the case may be, to be made, (ii) the date of the Borrowing (which shall be (x) in the case of Initial Term Loans, the Closing Date and (y) in the case of Incremental Term Loans, the applicable Incremental Facility Closing Date in respect of such Class), (iii) whether the Initial Term Loans or Incremental Term Loans, as the case may be, shall consist of ABR Loans and/or Eurodollar Loans and, if the Initial Term Loans or Incremental Term Loans, as the case may be, are to include Eurodollar Loans, the Interest Period to be initially applicable thereto and (iv) whether the Initial Term Loans are being borrowed under the 2017 Initial Tranche A Term Loan Facility or Initial Tranche B Term Loan Facility. The Administrative Agent shall promptly give each Lender written notice (or telephonic notice promptly confirmed in writing) of each proposed Borrowing of Term Loans, of such Lender’s proportionate share thereof and of the other matters covered by the related Notice of Borrowing.
(b)    Whenever the Borrower desires to incur Revolving Credit Loans hereunder (other than Mandatory Borrowings or borrowings to repay Unpaid Drawings under Letters of Credit), it shall give the Administrative Agent at the Administrative Agent’s Office, (i) prior to 1:00 p.m. (New York City time) at least three Business Days’ prior written notice (or telephonic notice promptly confirmed in writing) of each Borrowing of Revolving Credit Loans that are to be Eurodollar Loans, and (ii) prior to 1:00 p.m. (New York City time) at least one Business Day’s prior written notice (or telephonic notice promptly confirmed in writing) of each Borrowing of Revolving Credit Loans that are to be ABR Loans. Each such Notice of Borrowing, except as otherwise expressly provided in Section 2.10, shall specify (i) the aggregate principal amount of the Revolving Credit Loans to be made pursuant to such Borrowing, (ii) the date of Borrowing (which shall be a Business Day) and (iii) whether the respective Borrowing shall consist of ABR Loans or Eurodollar Loans and, if Eurodollar Loans, the Interest Period to be initially applicable thereto. The Administrative Agent shall promptly give each Lender written notice (or telephonic notice promptly confirmed in writing) of each
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Issuer, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or the Letter of Credit Issuer, in immediately available funds with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the Federal Funds Effective Rate.
2.5    Repayment of Loans; Evidence of Debt.
(a)~~(a)~~The Borrower agrees to repay to the Administrative Agent, for the benefit of the applicable Lenders, (i) on the 2017 Initial Tranche A Term Loan Maturity Date, all then outstanding 2017 Initial Tranche A Term Loans, (ii) on the 2019 Extended Tranche A Term Loan Maturity Date, all then outstanding 2019 Extended Tranche A Term Loans, (iii) on the Initial Tranche B Term Loan Maturity Date, all then outstanding Initial Tranche B Term Loans, (~~iii~~iv) on the relevant Incremental Term Loan Maturity Date for any Class of Incremental Term Loans, any then outstanding Incremental Term Loans of such Class, (~~iv~~v) on the Revolving Credit Maturity Date, all then outstanding Revolving Credit Loans, (~~v~~vi) on the relevant maturity date for any Class of Additional/Replacement Revolving Credit Commitments, all then outstanding Additional/Replacement Revolving Credit Loans of such Class, (~~vi~~vii) on the relevant maturity date for any Class of Extended Term Loans, all then outstanding Extended Term Loans of such Class, (~~vii~~viii) on the relevant maturity date for any Class of Extended Revolving Credit Commitments, all then outstanding Extended Revolving Credit Loans of such Class and (~~viii~~ix) on the Swingline Maturity Date, all then outstanding Swingline Loans.
(b)The Borrower shall repay to the Administrative Agent, for the benefit of the 2017 Initial Tranche A Term Lenders, on each date set forth below (each, with respect to the 2017 Initial Tranche A Term Lenders, ~~an~~a “2017 Initial Tranche A Term Loan Repayment Date”), a principal amount of the 2017 Initial Tranche A Term Loans (each such amount, ~~an~~a “2017 Initial Tranche A Term Loan Repayment Amount”) (as such principal amount may be reduced by, and after giving effect to, any voluntary and mandatory prepayments made in accordance with Section 5 (including all such prepayments made prior to the Amendment No. 2 Effective Date), or as contemplated by Section 2.15), in each case as set forth below opposite such 2017 Initial Tranche A Term Loan Repayment Date:

2017 Initial Tranche A Term Loan Repayment Date	2017 Initial Tranche A Term Loan Repayment Amount [13]
June 30, 2012	$9,187,500
September 30, 2012	$9,187,500
December 31, 2012	$9,187,500
March 31, 2013	$9,187,500
June 30, 2013	$9,187,500
September 30, 2013	$9,187,500
December 31, 2013	$9,187,500
___________________________
13 Repayment amounts from December 31, 2014 through December 31, 2016 will be reduced in the same proportion as the amount of 2017 Initial Tranche A Term Loans are reduced in the Second Amendment.

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2017 Initial Tranche A Term Loan Repayment Date	2017 Initial Tranche A Term Loan Repayment Amount [13]
March 31, 2014	$9,187,500
June 30, 2014	$18,375,000
September 30, 2014	$18,375,000
December 31, 2014	$0
March 31, 2015	$0
June 30, 2015	$0
September 30, 2015	$0
December 31, 2015	$0
March 31, 2016	$0
June 30, 2016	$0
September 30, 2016	$0
December 31, 2016	$0
2017 Initial Tranche A Term Loan Maturity Date	Balance of outstanding 2017 Initial Tranche A Term Loans
(c)The Borrower shall repay to the Administrative Agent, for the benefit of the 2019 Extended Tranche A Term Lenders, on each date set forth below (each, with respect to the 2019 Extended Tranche A Term Lender, a “2019 Extended Tranche A Term Loan Repayment Date”), a principal amount of the 2019 Extended Tranche A Term Loans (as such principal amount may be reduced by, and after giving effect to, any voluntary and mandatory prepayments made in accordance with Section 5 or as contemplated by Section 2.15), in each case as set forth below opposite such 2019 Extended Tranche A Term Loan Repayment Date (each such amount, a “2019 Extended Tranche A Term Loan Repayment Amount”):

~~Initial~~2019 Extended Tranche A Term Loan Repayment Date	~~Initial~~2019 Extended Tranche A Term Loan Repayment Amount
~~June 30, 2012~~	~~$9,187,500~~
~~September 30, 2012~~	$9,187,500
December 31, ~~2012~~2017	$~~$9,187,500~~8,613,281.25
March 31, ~~2013~~2018	$~~$9,187,500~~8,613,281.25
June 30, ~~2013~~2018	$~~$9,187,500~~8,613,281.25
September 30, ~~2013~~2018	$~~$9,187,500~~8,613,281.25
December 31, ~~2013~~2018	$~~$9,187,500~~8,613,281.25
March 31, ~~2014~~2019	$~~$9,187,500~~8,613,281.25
June 30, ~~2014~~2019	$~~$9,187,500~~8,613,281.25
~~September 30, 2014~~	~~$18,375,000~~
~~December 31, 2014~~	~~$18,375,000~~
~~March 31, 2015~~	~~$18,375,000~~
~~June 30, 2015~~	~~$18,375,000~~

_________________________________
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~~Initial~~2019 Extended Tranche A Term Loan Repayment Date	~~Initial~~2019 Extended Tranche A Term Loan Repayment Amount
~~September 30, 2015~~	~~$18,375,000~~
~~December 31, 2015~~	~~$18,375,000~~
~~March 31, 2016~~	~~$18,375,000~~
~~June 30, 2016~~	~~$18,375,000~~
~~September 30, 2016~~	~~$18,375,000~~
~~December 31, 2016~~	~~$18,375,000~~
~~Initial~~2019 Extended Tranche A Term Loan Maturity Date	Balance of outstanding ~~Initial~~2019 Extended Tranche A Term Loans
Each 2019 Extended Tranche A Term Lender acknowledges and agrees that otherwise applicable amortization payments prior to December 31, 2017 have been reduced to zero as a result of voluntary prepayments made prior to the Amendment No. 2 Effective Date.
(d)~~(c)~~ The Borrower shall repay to the Administrative Agent, for the benefit of the Initial Tranche B Term Lenders, on each date set forth below (each, an “Initial Tranche B Term Loan Repayment Date”), a principal amount of the Initial Tranche B Term Loans (each such amount, an “Initial Tranche B Term Loan Repayment Amount”) (as such principal amount may be reduced by, and after giving effect to, any voluntary and mandatory prepayments made in accordance with Section 5 or as contemplated by Section 2.15), in each case as set forth below opposite such Initial Tranche B Term Loan Repayment Date:

Initial Tranche B Term Loan Repayment Date	Initial Tranche B Term Loan Repayment Amount
June 30, 2012	$1,537,500
September 30, 2012	$1,537,500
December 31, 2012	$1,537,500
March 31, 2013	$1,537,500
June 30, 2013	$1,537,500
September 30, 2013	$1,537,500
December 31, 2013	$1,537,500
March 31, 2014	$1,537,500
June 30, 2014	$1,537,500
September 30, 2014	$1,537,500
December 31, 2014	$1,537,500
March 31, 2015	$1,537,500
June 30, 2015	$1,537,500
September 30, 2015	$1,537,500
December 31, 2015	$1,537,500
March 31, 2016	$1,537,500
June 30, 2016	$1,537,500

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2013 Incremental Tranche B Term Loan Repayment Date	2013 Incremental Tranche B Term Loan Repayment Amount
September 30, 2017	$2,709,625
December 31, 2017	$2,709,625
March 31, 2018	$2,709,625
June 30, 2018	$2,709,625
September 30, 2018	$2,709,625
December 31, 2018	$2,709,625
2013 Incremental Tranche B Term Loan Maturity Date	Balance of 2013 Incremental Tranche B Term Loans
(e)~~(d)~~ In the event any Incremental Term Loans are made, such Incremental Term Loans shall mature and be repaid in amounts (each such amount, an “Incremental Term Loan Repayment Amount”) and on dates as agreed between the Borrower and the relevant Lenders of such Incremental Term Loans in the applicable Incremental Agreement (each an “Incremental Term Loan Repayment Date”), subject to the requirements set forth in Section 2.14. In the event that any Extended Term Loans are established, such Extended Term Loans shall, subject to the requirements of Section 2.15, mature and be repaid by the Borrower in the amounts (each such amount, an “Extended Term Loan Repayment Amount”) and on the dates (each an “Extended Repayment Date”) set forth in the applicable Extension Agreement. In the event any Extended Revolving Credit Commitments are established, such Extended Revolving Credit Commitments shall, subject to the requirements of Section 2.15, be terminated (and all Extended Revolving Credit Loans of the same Extension Series repaid) on the dates set forth in the applicable Extension Agreement.
(f)~~(e)~~ Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to the appropriate lending office of such Lender resulting from each Loan made by such lending office of such Lender from time to time, including the amounts of principal and interest payable and paid to such lending office of such Lender from time to time under this Agreement.
(g)~~(f)~~ The Administrative Agent, on behalf of the Borrower, shall maintain the Register pursuant to Section 13.6(b) and a subaccount for each Lender, in which the Register and the subaccounts (taken together) shall be recorded (i) the amount of each Loan made hereunder, whether such Loan is ~~an~~a 2017 Initial Tranche A Term Loan, a 2019 Extended Tranche A Term Loan, an Initial Tranche B Term Loan, an Incremental Term Loan (and the relevant Class thereof), a Revolving Credit Loan, an Additional/Replacement Revolving Credit Loan (and the relevant Class thereof), an Extended Term Loan (and the relevant Class thereof), an Extended Revolving Credit Loan (and the relevant Class thereof) or a Swingline Loan, as applicable, the Type of each Loan made and the Interest Period, if any, applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender or the Swingline Lender hereunder, (iii) the amount of any sum received by the Administrative Agent hereunder from the Borrower and each Lender’s share thereof and (iv) any cancellation or retirement of Loans contemplated by Section 13.6(i).
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(h)~~(g)~~ The entries made in the Register and accounts and subaccounts maintained pursuant to paragraphs (~~e~~f) and (~~f~~g) of this Section 2.5 shall, to the extent permitted by Applicable Law, be prima facie evidence of the existence and amounts of the obligations of the Borrower therein recorded; provided that the failure of any Lender or the Administrative Agent to maintain such account, such Register or such subaccount, as applicable, or any error therein, shall not in any manner affect the obligation of the Borrower to repay (with applicable interest) the Loans made to the Borrower by such Lender in accordance with the terms of this Agreement.
2.6    Conversions and Continuations. (a) The Borrower shall have the option on any Business Day, subject to Section 2.11, to convert all or a portion equal to at least the Minimum Borrowing Amount of the outstanding principal amount of Term Loans, Revolving Credit Loans, Additional/Replacement Revolving Credit Loans or Extended Revolving Credit Loans of one Type into a Borrowing or Borrowings of another Type and except as otherwise provided herein the Borrower shall have the option on the last day of an Interest Period to continue the outstanding principal amount of any Eurodollar Loans as Eurodollar Loans for an additional Interest Period; provided that (i) no partial conversion of Eurodollar Loans shall reduce the outstanding principal amount of Eurodollar Loans made pursuant to a single Borrowing to less than the Minimum Borrowing Amount, (ii) ABR Loans may not be converted into Eurodollar Loans if an Event of Default is in existence on the date of the conversion and the Administrative Agent has, or the Required Credit Facility Lenders with respect to any such Credit Facility have, determined in its or their sole discretion not to permit such conversion, (iii) Eurodollar Loans may not be continued as Eurodollar Loans for an additional Interest Period if an Event of Default is in existence on the date of the proposed continuation and the Administrative Agent has, or the Required Credit Facility Lenders with respect to any such Credit Facility have, determined in its or their sole discretion not to permit such continuation and (iv) Borrowings resulting from conversions pursuant to this Section 2.6 shall be limited in number as provided in Section 2.2. Each such conversion or continuation shall be effected by the Borrower giving the Administrative Agent at the Administrative Agent’s Office prior to 1:00 p.m. (New York City time) at least (i) three Business Days’, in the case of a continuation of, or conversion to, Eurodollar Loans or (ii) one Business Day’s, in the case of a conversion into ABR Loans, prior written notice (or telephonic notice promptly confirmed in writing) (each, a “Notice of Conversion or Continuation”) specifying the Loans to be so converted or continued, the Type of Loans to be converted into or continued, the requested date of the conversion or continuation, as the case may be (which shall be a Business Day), the principal amount of Loans to be converted or continued, as the case may be, and, if such Loans are to be converted into, or continued as, Eurodollar Loans, the Interest Period to be initially applicable thereto. If the Borrower fails to give a timely notice requesting a conversion or continuation, then the applicable Term Loans, Revolving Credit Loans, Additional/Replacement Revolving Credit Loans or Extended Revolving Credit Loans shall be made or continued as the same Type of Loan, which, if a Eurodollar Loan, shall have the same Interest Period as that of the Loans being continued or converted (subject to the definition of Interest Period). Any such automatic continuation shall be effective as of the last day of the Interest Period then in effect with respect to the applicable Eurodollar Loans. If the Borrower requests a conversion to, or continuation of Eurodollar Loans in any such Notice of Conversion of Continuation, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month’s duration. Notwithstanding anything to the contrary herein, a Swingline Loan may not be converted to a Eurodollar Loan. The Administrative Agent shall give each

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applicable Lender notice as promptly as practicable of any such proposed conversion or continuation affecting any of its Loans.
(b)    If an Event of Default is in existence at the time of any proposed continuation of any Eurodollar Loans and the Administrative Agent has, or the Required Lenders with respect to any such continuation have, determined in its or their sole discretion not to permit such continuation, Eurodollar Loans shall be automatically converted on the last day of the current Interest Period into ABR Loans.
2.7    Pro Rata Borrowings. Each Borrowing of 2017 Initial Tranche A Term Loans or 2019 Extended Tranche A Term Loans under this Agreement shall be granted by the 2017 Initial Tranche A Term Lenders or the 2019 Extended Tranche A Term Lenders, as applicable, pro rata on the basis of their then-applicable 2017 Initial Tranche A Term Loan Commitments or 2019 Extended Tranche A Term Loan Commitments, respectively, and each Borrowing of Initial Tranche B Term Loans under this Agreement shall be granted by the Initial Tranche B Term Lenders pro rata on the basis of their then-applicable Initial Tranche B Term Loan Commitments. Each Borrowing of Revolving Credit Loans under this Agreement shall be granted by the Revolving Credit Lenders pro rata on the basis of their then-applicable Revolving Credit Commitment Percentages with respect to the applicable Class. Each Borrowing of Incremental Term Loans under this Agreement shall be granted by the Lenders of the relevant Class thereof pro rata on the basis of their then-applicable Incremental Term Loan Commitments for such Class. Each Borrowing of Additional/Replacement Revolving Credit Loans under this Agreement shall be granted by the Lenders of the relevant Class thereof pro rata on the basis of their then-applicable Additional/Replacement Revolving Credit Commitments for such Class. Each Borrowing of Extended Revolving Credit Loans under this Agreement shall be granted by the Lenders of the relevant Class thereof pro rata on the basis of their then-applicable Extended Revolving Credit Commitments for such Class. It is understood that (a) no Lender shall be responsible for any default by any other Lender in its obligation to make Loans hereunder and that each Lender, severally and not jointly, shall be obligated to make the Loans provided to be made by it hereunder, regardless of the failure of any other Lender to fulfill its commitments hereunder, and (b) other than as expressly provided herein with respect to a Defaulting Lender, failure by a Lender to perform any of its obligations under any of the Credit Documents shall not release any Person from performance of its obligations under any Credit Document.
2.8    Interest. (a) The unpaid principal amount of each ABR Loan shall bear interest from the date of the Borrowing thereof until maturity (whether by acceleration or otherwise) at a rate per annum that shall at all times be the Applicable Margin in effect from time to time plus the ABR in effect from time to time.
(b)The unpaid principal amount of each Eurodollar Loan shall bear interest from the date of the Borrowing thereof until maturity thereof (whether by acceleration or otherwise) at a rate per annum that shall at all times be the Applicable Margin in effect from time to time plus the Eurodollar Rate in effect from time to time.
(c)If all or a portion of the principal amount of any Loan or any interest payable thereon or any fees or other amounts due hereunder shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue amount shall bear interest
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equal to the aggregate amount of Additional/Replacement Revolving Credit Commitments so provided.
(c)(i) (A) The Incremental Tranche A Term Loans (i) shall rank pari passu in right of payment and of security with the 2017 Initial Tranche A Term Loans and the 2019 Extended Tranche A Term Loans, (ii) shall not mature earlier than the 2017 Initial Tranche A Term Loan Maturity Date, (iii) shall not have a shorter Weighted Average Life to Maturity than the 2017 Initial Tranche A Term Loan Facility, (iv) shall have an amortization schedule (subject to clause (iii) above), and interest rates (including through fixed interest rates), interest margins, rate floors, upfront fees, funding discounts, original issue discounts and prepayment premiums for the Incremental Tranche A Term Loans as determined by the Borrower and the lenders of the Incremental Tranche A Term Loans, and (v) may otherwise have terms and conditions different from those of the 2017 Initial Tranche A Term Loans and (B) the Incremental Tranche B Term Loans (i) shall rank pari passu in right of payment and of security with the Initial Tranche B Term Loans, (ii) shall not mature earlier than the Initial Tranche B Term Loan Maturity Date, (iii) shall not have a shorter Weighted Average Life to Maturity than the Initial Tranche B Term Loan Facility, (iv) shall have an amortization schedule (subject to clause (iii) above), and interest rates (including through fixed interest rates), interest margins, rate floors, upfront fees, funding discounts, original issue discounts and prepayment premiums for the Incremental Tranche B Term Loans as determined by the Borrower and the lenders of the Incremental Tranche B Term Loans and (v) may otherwise have terms and conditions different from those of the Initial Tranche B Term Loans; provided that (except with respect to matters contemplated by subclauses (ii), (iii) and (iv) in clauses (A) and (B) above) any differences shall be reasonably satisfactory to the Administrative Agent.
(ii)    The Incremental Revolving Credit Commitment Increase shall be treated the same as the Revolving Credit Commitments (including with respect to maturity date thereof) and shall be considered to be part of the Revolving Credit Facility.
(iii)    The Additional/Replacement Revolving Credit Commitments (i) shall rank pari passu in right of payment and of security with the Revolving Credit Loans, (ii) shall not mature earlier than ~~the Revolving Credit Maturity Date~~March 29, 2017 and shall require no mandatory commitment reduction prior to ~~the Revolving Credit Maturity Date~~March 29, 2017, (iii) shall have interest rates (including through fixed interest rates), interest margins, rate floors, upfront fees, undrawn commitment fees, funding discounts, original issue discounts and prepayment premiums as determined by the Borrower and the lenders of such commitments, (iv) shall contain borrowing, repayment and termination of Commitment procedures as determined by the Borrower and the lenders of such commitments, (v) may include provisions relating to swingline loans and/or letters of credit, as applicable, issued thereunder, which issuances shall be on terms substantially similar (except for the overall size of such subfacilities, the fees payable in connection therewith and the identity of the swingline lender and letter of credit issuer, as applicable, which shall be determined by the Borrower, the lenders of such commitments and the applicable letter of credit issuers and swingline lenders and borrowing, repayment and termination of commitment procedures with respect thereto, in each case which shall be specified in the applicable Incremental Agreement) to the terms relating to Swingline Loans and Letters of Credit with respect to the Revolving Credit Commitments or otherwise reasonably acceptable to the Administrative Agent and (vi) may otherwise have terms and
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3.11    Existing Letters of Credit. Subject to the terms and conditions hereof, each Existing Letter of Credit that is outstanding on the Closing Date, listed on Schedule 1.1(c) shall, effective as of the Closing Date and without any further action by the Borrower, be continued as a Letter of Credit hereunder, from and after the Closing Date be deemed a Letter of Credit for all purposes hereof and be subject to and governed by the terms and conditions hereof.
3.12    Applicability of ISP and UCP. Unless otherwise expressly agreed by the Letter of Credit Issuer and the Borrower when a Letter of Credit is issued, (i) the rules of the ISP shall apply to each standby Letter of Credit, and (ii) the rules of the UCP shall apply to each commercial Letter of Credit. Notwithstanding the foregoing, the Letter of Credit Issuer shall not be responsible to the Borrower for, and the Letter of Credit Issuer’s rights and remedies against the Borrower shall not be impaired by, any action or inaction of the Letter of Credit Issuer required or permitted under any Applicable Law, order, or practice that is required or permitted to be applied to any Letter of Credit or this Agreement, including the Applicable Law or any order of a jurisdiction where the Letter of Credit Issuer or the beneficiary is located, the practice stated in the ISP or UCP, as applicable, or in the decisions, opinions, practice statements, or official commentary of the ICC Banking Commission, the Bankers Association for Finance and Trade - International Financial Services Association (BAFT-IFSA), or the Institute of International Banking Law & Practice, whether or not any Letter of Credit chooses such law or practice.
SECTION 4.    Fees; Commitment Reductions and Terminations.
4.1    Fees. (a) The Borrower agrees to pay to the Administrative Agent for the account of each Revolving Credit Lender (in each case pro rata according to the respective Revolving Credit Commitments of all such Revolving Credit Lenders) a commitment fee (the “Commitment Fee”) that shall accrue from and including the ~~Closing~~Amendment No. 2 Effective Date to but excluding the Revolving Credit Termination Date. Each Commitment Fee shall be payable (x) quarterly in arrears on the last Business Day of each March, June, September and December (for the three-month period (or portion thereof) ended on such day for which no payment has been received) and (y) on the Revolving Credit Termination Date (for the period ended on such date for which no payment has been received pursuant to clause (x) above), and shall be computed for each day during such period at a rate per annum equal to the Commitment Fee Rate in effect on such day to be calculated based on the actual amount of the Available Revolving Credit Commitment (assuming for this purpose that there is no reference to “Swingline Loans” in clause (b)(i) of the definition of Available Revolving Credit Commitment) in effect on such day.
(b)    The Borrower agrees to pay (i) directly to the Letter of Credit Issuer for its own account a fronting fee (the “Fronting Fee”) with respect to each Letter of Credit, computed at the rate for each day equal to 0.125% per annum or such other amount as is agreed in a separate writing between any Letter of Credit Issuer and the Borrower times the average daily Stated Amount of such Letter of Credit and (ii) any other letter of credit fee agreed to in writing by any Letter of Credit Issuer and the Borrower. The Fronting Fee shall be due and payable quarterly in arrears on the first Business Day after the end of each March, June, September and December, in respect of the most recently-ended quarterly period (or portion thereof, in the case of the first payment), commencing with the first such date to occur after the issuance of such
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effect to such repayment or reduction, the Existing Revolving Credit Loans of such Class are held by the Lenders of such Class on a pro rata basis in accordance with their Existing Revolving Credit Commitments of such Class after giving effect to such reduction) (provided that (x) after giving effect to any such reduction and to the repayment of any Loans made on such date, the aggregate amount of the revolving credit exposure of any such Lender does not exceed the Existing Revolving Credit Commitment thereof (such revolving credit exposure and Existing Revolving Credit Commitment being determined in each case, for the avoidance of doubt, exclusive of such Lender’s Extended Revolving Credit Commitment and any exposure in respect thereof) and (y) for the avoidance of doubt, any such repayment of Loans contemplated by the preceding clause shall be made in compliance with the requirements of Section 5.3(a) with respect to the ratable allocation of payments hereunder, with such allocation being determined after giving effect to any exchange pursuant to Section 2.15 of Existing Revolving Credit Commitments and Existing Revolving Credit Loans into Extended Revolving Credit Commitments and Extended Revolving Credit Loans respectively, and prior to any reduction being made to the Commitment of any other Lender), (c) any partial reduction pursuant to this Section 4.2 shall be in an aggregate amount of $10,000,000 or any whole multiple of $1,000,000 in excess thereof, (d) after giving effect to such termination or reduction and to any prepayments of Revolving Credit Loans or cancellation or Cash Collateralization of Letters of Credit made on the date thereof in accordance with this Agreement, the aggregate amount of the Lenders’ Revolving Credit Exposures for such Class shall not exceed the Total Revolving Credit Commitment for such Class, (e) after giving effect to such termination or reduction and to any prepayments of Additional/Replacement Revolving Credit Loans of any Class or cancellation or cash collateralization of letters of credit made on the date thereof in accordance with the Agreement, the aggregate amount of such Lender’s revolving credit exposure shall not exceed the Total Additional/Replacement Revolving Credit Commitment for such Class and (f) if, after giving effect to any reduction hereunder, the Letter of Credit Commitment or the Swingline Commitment exceeds the sum of the Total Revolving Credit Commitment and the Total Additional/Replacement Revolving Credit Commitment (if any), such Commitment shall be automatically reduced by the amount of such excess.
(b)    Upon at least one Business Day’s prior written notice (or telephonic notice promptly confirmed in writing) to the Administrative Agent and the Letter of Credit Issuer (which notice the Administrative Agent shall promptly transmit to each of the applicable Revolving Credit Lenders), the Borrower shall have the right, on any day, permanently to terminate or reduce the Letter of Credit Commitment in whole or in part; provided that, after giving effect to such termination or reduction, the Letter of Credit Obligations shall not exceed the Letter of Credit Commitment.
(c)    The Borrower may terminate the unused amount of the Commitment of a Defaulting Lender upon not less than two Business Days’ prior notice to the Administrative Agent (which will promptly notify the Lenders thereof), and in such event the provisions of Section 2.16(a)(iv) will apply to all amounts thereafter paid by the Borrower for the account of such Defaulting Lender under this Agreement (whether on account of principal, interest, fees, indemnity or other amounts), provided that such termination will not be deemed to be a waiver or release of any claim the Borrower, the Administrative Agent, any Letter of Credit Issuer, the Swingline Lender or any Lender may have against such Defaulting Lender.
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4.3    Mandatory Termination of Commitments. (a) The ~~Total~~2017 Initial Tranche A Term Loan Commitment and Total Initial Tranche B Term Loan Commitment ~~shall each terminate at 5:00 p.m. (New York City time)~~each terminated on the Closing Date.
(b)The Total Revolving Credit Commitment shall terminate at 5:00 p.m. (New York City time) on the Revolving Credit Maturity Date.
(c)The Swingline Commitment shall terminate at 5:00 p.m. (New York City time) on the Swingline Maturity Date.
(d)The Incremental Term Loan Commitment for any Class shall, unless otherwise provided in the documentation governing such Incremental Term Loan Commitment, terminate at 5:00 p.m. (New York City time) on the Incremental Facility Closing Date for such Class.
(e)The Additional/Replacement Revolving Credit Commitment for any Class shall terminate at 5:00 p.m. (New York City time) on the maturity date for such Class specified in the documentation governing such Class.
(f)The Extended Loan/Commitment for any Extension Series shall terminate at 5:00 p.m. (New York City time) on the maturity date for such tranche specified in the Extension Agreement.
(g)The Total 2019 Extended Tranche A Term Loan Commitment shall terminate at 5:00 p.m. (New York City time) on Amendment No. 2 Effective Date.
SECTION 5.    Payments
5.1    Voluntary Prepayments. (a) The Borrower shall have the right to prepay Term Loans, Revolving Credit Loans, Extended Revolving Credit Loans, Additional/Replacement Revolving Credit Loans and Swingline Loans, without, except as set forth in Section 5.1(b), premium or penalty, in whole or in part from time to time on the following terms and conditions: (a) the Borrower shall give the Administrative Agent at the Administrative Agent’s Office written notice (or telephonic notice promptly confirmed in writing) of its intent to make such prepayment, the amount of such prepayment and in the case of Eurodollar Loans, the specific Borrowing(s) pursuant to which made, which notice shall be given by the Borrower no later than (i) in the case of Term Loans, Extended Revolving Credit Loans, Additional/Replacement Revolving Credit Loans or Revolving Credit Loans, 1:00 p.m. (New York City time) (x) one Business Day prior to (in the case of ABR Loans) or (y) three Business Days prior to (in the case of Eurodollar Loans), or (ii) in the case of Swingline Loans, 1:00 p.m. (New York City time) on, the date of such prepayment and shall promptly be transmitted by the Administrative Agent to each of the relevant Lenders or the Swingline Lender, as the case may be; (b) each partial prepayment of any Borrowing of Term Loans or Revolving Credit Loans shall be in a multiple of $100,000 and in an aggregate principal amount of at least $1,000,000 and each partial prepayment of Swingline Loans shall be in a multiple of $100,000 and in an aggregate principal amount of at least $100,000; provided that no partial prepayment of Eurodollar Loans made pursuant to a single Borrowing shall reduce the outstanding Eurodollar Loans made pursuant to such Borrowing to an amount less than the
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to evidence that each Credit Party is duly organized or formed, and that each of the Borrower and each Guarantor is validly existing, in good standing and qualified to engage in business in (x) in the case of the Borrower, the State of Massachusetts and (y) in the case of each Guarantor, the State of Delaware.
6.7    Fees and Expenses. The fees in the amounts previously agreed in writing by the Agents to be received on the Closing Date and all reasonable out-of-pocket expenses (including the reasonable fees, disbursements and other charges of counsel) for which invoices have been presented at least three Business Days prior to the Closing Date (except as otherwise reasonably agreed by the Borrower), shall have been, or will be substantially simultaneously with the initial Credit Event, paid in full (which amounts may be offset against the proceeds of the “Initial Tranche A Term Loan” (as defined in this Agreement as in effect immediately prior to the Amendment No. 2 Effective Date) and/or the Initial Tranche B Term Loan).
6.8    Solvency Certificate. The Administrative Agent shall have received a certificate from the chief financial officer of the Borrower substantially in the form of Exhibit L, with appropriate attachments and demonstrating that after giving effect to the consummation of the Transactions and other transactions contemplated hereby, the Borrower and its Subsidiaries, on a consolidated basis, are Solvent.
6.9    Refinancing. The Refinancing shall have been consummated, or shall be consummated simultaneously with the funding of the Initial Term Loans hereunder and the Administrative Agent shall have received reasonably satisfactory evidence of the repayment of all Indebtedness for borrowed money to be repaid on the Closing Date pursuant to the Refinancing, including one or more duly executed payoff letters, terminations and releases in form and substance reasonably satisfactory to the Administrative Agent.
6.10    Insurance Certificates. The Administrative Agent shall have received copies of insurance certificates evidencing the insurance required to be maintained by the Borrower and the Restricted Subsidiaries pursuant to Section 9.3, each of which shall be endorsed or otherwise amended to include a “standard” or “New York” lender’s additional loss payable or additional mortgagee endorsement (as applicable) and shall name the Collateral Agent, on behalf of the Secured Parties, as additional insured on any liability policy and the Collateral Agent, on behalf of the Secured Parties, as additional loss payee and/or mortgagee on any casualty policy, in form and substance reasonably satisfactory to the Administrative Agent.
6.11    PATRIOT ACT. The Administrative Agent and the Joint Lead Arrangers shall have received all documentation and other information concerning the Borrower and the Guarantors as has been reasonably requested in writing at least 10 Business Days prior to the Closing Date by the Administrative Agent or the Joint Lead Arrangers (on behalf of itself and/or any Lender) that either reasonably determines is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the PATRIOT Act.
Without limiting the generality of the provisions of the last paragraph of Section 12.3, for purposes of determining compliance with the conditions specified in this Section 6,
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Collateral Agent, (2) dated or re-certificated not earlier than three months prior to the date of such delivery, (3) certified to the Administrative Agent, the Collateral Agent and the title insurance company issuing the title insurance policy for such Mortgaged Property pursuant to clause (ii), which certification shall be reasonably acceptable to the Collateral Agent and (4) complying with the “Minimum Standard Detail Requirements for ALTA/ACSM Land Title Surveys,” jointly established and adopted by American Land Title Association, the American Congress on Surveying and Mapping and the National Society of Professional Surveyors in 2005 (except for such deviations as are acceptable to the Collateral Agent) or (B) coverage under the title insurance policy or policies referred to in clause (ii) above that does not contain a general exception for survey matters and which contains survey-related endorsements reasonably acceptable to the Collateral Agent, (y) a local opinion of counsel to the Borrower (or in the event a Subsidiary of the Borrower is the mortgagor, to such Subsidiary) with respect to the enforceability, perfection, due authorization, execution and delivery of the applicable Mortgages and any related fixture filings, and (z) such other documents as the Collateral Agent may reasonably request, in each case in form and substance reasonably satisfactory to the Collateral Agent.
(c)    Notwithstanding anything herein to the contrary, if the Collateral Agent and the Borrower reasonably determine in writing that the cost of creating or perfecting any Lien on any property is excessive in relation to the benefits afforded to the Lenders thereby, then such property may be excluded from the Collateral for all purposes of the Credit Documents.
(d)    Notwithstanding anything herein to the contrary, the Borrower shall not be required to take any actions outside the United States to (i) create any security interest in assets titled or located outside the United States or (ii) perfect or make enforceable any security interests in any Collateral.
9.15    Use of Proceeds. The proceeds of the “Initial Tranche A Term Loans ~~and~~” (as defined in this Agreement as in effect immediately prior to the Amendment No. 2 Effective Date), the Initial Tranche B Term Loans and the Revolving Credit Loans, if any, borrowed on the Closing Date, together with cash on hand at the Borrower and its Subsidiaries, will be used on the Closing Date (i) to consummate the Refinancing and/or (ii) to pay the Transaction Expenses. After the Closing Date, Revolving Credit Loans available under the Revolving Credit Facility will be used for working capital requirements and other general corporate purposes of the Borrower or its Subsidiaries, including the financing of acquisitions permitted hereunder and other investments and dividends. The proceeds of the Incremental Term Loan Facility, the proceeds of any Revolving Credit Loans made pursuant to any Incremental Revolving Credit Commitment Increase and the proceeds of any Additional/Replacement Revolving Credit Loans made pursuant to any Additional/Replacement Revolving Credit Commitments may be used for working capital requirements and other general corporate purposes of the Borrower and its Subsidiaries including the financing of acquisitions permitted hereunder, other investments and dividends and other distributions permitted hereunder on account of the Capital Stock of the Borrower (or any Parent Entity thereof). The proceeds of the 2013 Incremental Tranche B Term Loans will be used to fund the 2013 Tranche A Term Loan Repayment (as defined in Amendment No. 1), the 2013 Tranche B Term Loan Repayment (as defined in Amendment No. 1) and for working capital requirements and other general corporate purposes of the Borrower and its Subsidiaries, including the financing of
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consent to any assignment if, in order for such assignment to comply with Applicable Law, the Borrower would be required to obtain the consent of, or make any filing or registration with, any Governmental Authority, and
(B)the Administrative Agent and, in the case of Revolving Credit Commitments or Revolving Credit Loans, the Swingline Lender and each Letter of Credit Issuer; provided that no consent of the Administrative Agent shall be required for an assignment of any Term Loan to a Lender, an Affiliate of a Lender or an Approved Fund or to any Purchasing Borrower Party or any Affiliated Lender.
Notwithstanding the foregoing or anything to the contrary set forth herein, any assignment of any Loans to a Purchasing Borrower Party or any Affiliated Lender shall also be subject to the requirements of Section 13.6(g).
(ii)Assignments shall be subject to the following additional conditions:
(A)except in the case of (i) an assignment to a Lender, an Affiliate of a Lender or an Approved Fund or (ii) an assignment of the entire remaining amount of the assigning Lender’s Commitments or Loans, the amount of the Commitments or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall not be less than, in the case of Revolving Credit Commitments or Revolving Credit Loans, Additional/Replacement Revolving Credit Commitments or Additional/Replacement Revolving Credit Loans, $5,000,000 or, in the case of 2017 Initial Tranche A Term Loan Commitments, 2019 Extended Tranche A Term Loan Commitments, Initial Tranche B Term Loan Commitments, Incremental Term Loan Commitments or Term Loans, $1,000,000, unless each of the Borrower and the Administrative Agent otherwise consents; provided that no such consent of the Borrower shall be required if an Event of Default under Section 11 has occurred and is continuing; and provided, further, that contemporaneous assignments to a single assignee made by affiliated Lenders or related Approved Funds or by a single assignor to related Approved Funds shall be aggregated for purposes of meeting the minimum assignment amount requirements stated above;
(B)subject to the terms of Section 13.7(c), the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance;
(C)the parties to each assignment shall e xecute and deliver to the Administrative Agent an Assignment and Acceptance together with a processing fee of $3,500 (it being understood that such processing fee shall not apply to any assignment by any of the Joint Lead Arrangers, the Joint Bookrunners or any of their respective affiliates hereunder); provided that (x) a single processing fee of $3,500 will be payable for multiple assignments by Lenders permitted hereunder that comprise one transaction and are implemented substantially concurrently with one another and (y) the Administrative Agent may, in its sole discretion, elect to waive or reduce such processing fee in the case of any assignment, including assignments effected pursuant to the provisions of Section 13.7;
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(D)the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent any tax form required by Section 5.4 and an administrative questionnaire in a form approved by the Administrative Agent in which the assignee designates one or more credit contacts to whom all syndicate-level information (which may contain material non‑public information about the Credit Parties and their Related Parties or their respective securities) will be made available and who may receive such information in accordance with the assignee’s compliance procedures and Applicable Laws, including Federal and state securities laws; and
(E)each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loan or the Commitment assigned, except that this clause (E) shall not prohibit any Lender from assigning all or a portion of its rights and obligations among separate tranches of Loans (if any) on a non-pro rata basis.
Notwithstanding the foregoing or anything to the contrary set forth herein (i) any assignment of any Loans or Commitments to an Affiliated Lender shall also be subject to the requirements set forth in Section 13.6(g) and (ii) no natural person may be an assignee or Participant with respect to any Loans or Commitments.
(iii)Subject to acceptance and recording thereof pursuant to Section 13.6(b)(vi), from and after the effective date specified in each Assignment and Acceptance, the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits and subject to the requirements of Sections 2.10, 2.11, 5.4 and 13.5). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 13.6 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 13.6(d).
(iv)By executing and delivering an Assignment and Acceptance, the assigning Lender thereunder and the assignee thereunder shall be deemed to confirm to and agree with each other and the other parties hereto as follows: (A) such assigning Lender warrants that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim and that its 2017 Initial Tranche A Term Loan Commitment, ~~Initial~~ 2019 Extended Tranche A Term Loan Commitment, Incremental Term Loan Commitment, Revolving Credit Commitment and Additional/Replacement Revolving Credit Commitment, and the outstanding balances of its Loans, in each case without giving effect to assignments thereof which have not become effective, are as set forth in such Assignment and Acceptance, (B) except as set forth in (A) above, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, any other Credit Document or any other instrument or document furnished pursuant hereto, or the financial condition of Holdings, the Borrower or any
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information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow such Lender to identify the Borrower in accordance with the Patriot Act.
13.18    Legend. The 2017 Initial Tranche A Term Loans, 2019 Extended Tranche A Term Loans, Initial Tranche B Term Loans and 2013 Incremental Tranche B Term Loans may be issued with original issue discount (“OID”) for U.S. Federal income tax purposes. The issue price, amount of OID, issue date and yield to maturity of these 2017 Initial Tranche A Term Loans, 2019 Extended Tranche A Term Loans, Initial Tranche B Term Loans and 2013 Incremental Tranche B Term Loans may be obtained by writing to the Administrative Agent at the address set forth in Section 13.2.
13.19    Release of Collateral and Guarantee Obligations; Subordination of Liens.
(a)The Lenders hereby irrevocably agree that the Liens granted to the Collateral Agent by the Credit Parties on any Collateral shall be automatically released (i) in full, as set forth in clause (b) below, (ii) upon the sale, transfer or other disposition of such Collateral (including as part of or in connection with any other sale, transfer or other disposition permitted hereunder) to any Person other than another Credit Party, to the extent such sale, transfer or other disposition is made in compliance with the terms of this Agreement (and the Collateral Agent may rely conclusively on a certificate to that effect provided to it by any Credit Party upon its reasonable request without further inquiry), (iii) to the extent such Collateral is comprised of property leased to a Credit Party by a Person that is not a Credit Party, upon termination or expiration of such lease, (iv) if the release of such Lien is approved, authorized or ratified in writing by the Required Lenders (or such other percentage of the Lenders whose consent may be required in accordance with Section 13.1), (v) to the extent the property constituting such Collateral is owned by any Guarantor, upon the release of such Guarantor from its obligations under the Guarantee (in accordance with the second succeeding sentence and Section 25 of the Guarantee), (vi) as required by the Collateral Agent to effect any sale, transfer or other disposition of Collateral in connection with any exercise of remedies of the Collateral Agent pursuant to the Security Documents and (vii) to the extent such Collateral otherwise becomes Excluded Capital Stock or Excluded Property (as defined in the Security Agreement). Any such release shall not in any manner discharge, affect, or impair the Obligations or any Liens (other than those being released) upon (or obligations (other than those being released) of the Credit Parties in respect of) all interests retained by the Credit Parties, including the proceeds of any sale, all of which shall continue to constitute part of the Collateral except to the extent otherwise released in accordance with the provisions of the Credit Documents. Additionally, the Lenders hereby irrevocably agree that the Guarantors shall be released from the Guarantees upon consummation of any transaction permitted hereunder resulting in such Subsidiary ceasing to constitute a Restricted Subsidiary, or otherwise becoming an Excluded Subsidiary, or, in the case of a Previous Holdings, in accordance with the conditions set forth in the definition of Holdings. The Lenders hereby authorize the Administrative Agent and the Collateral Agent, as applicable, to execute and deliver any instruments, documents, and agreements necessary or desirable to evidence and confirm the release of any Guarantor or Collateral pursuant to the foregoing provisions of this paragraph, all without the further consent or joinder of any Lender. Any

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Annex I-B
Delayed Amendments to the Amended Credit Agreement

[See attached]

[ANNEX 1-B]

~~Execution Version~~FINAL CONFORMED COPY
CONFORMED TO AMENDMENTS
EFFECTUATED PURSUANT TO
AMENDMENT NO. ~~1~~2

CREDIT AGREEMENT
Dated as of March 29, 2012
among
LPL INVESTMENT HOLDINGS INC.,
as Holdings,
LPL HOLDINGS, INC.,
as Borrower,
The Several Lenders
from Time to Time Parties Hereto,
BANK OF AMERICA, N.A.
as Administrative Agent, Collateral Agent, Letter of Credit Issuer and Swingline Lender

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED AND GOLDMAN
SACHS BANK USA
as Joint Lead Arrangers,
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, GOLDMAN
SACHS BANK USA, J.P. MORGAN SECURITIES LLC, MORGAN STANLEY SENIOR
FUNDING, INC. AND SUNTRUST ROBINSON HUMPHREY, INC.
as Joint Bookrunners,
GOLDMAN SACHS BANK USA, J.P. MORGAN SECURITIES LLC AND MORGAN
STANLEY SENIOR FUNDING, INC.
as Syndication Agents and
SUNTRUST BANK
as Documentation Agent

~~NYDOC SO2/996722.8~~

(i)
any other Domestic Subsidiary acquired pursuant to a Permitted Acquisition and financed with secured Indebtedness incurred pursuant to Section 10.1(j) or 10.1(k) and permitted by the proviso to subclause (z) and (y) of each such Section, respectively, and each Restricted Subsidiary acquired in such Permitted Acquisition that guarantees such Indebtedness to the extent that, and for so long as, the documentation relating to such Indebtedness to which such Restricted Subsidiary is a party prohibits such Restricted Subsidiary from guaranteeing the Obligations (so long as such prohibition is not incurred in contemplation of such acquisition),

(j)	any Subsidiary that is a captive insurance company, and

(k)
~~(j)~~ any Subsidiary to the extent that the guarantee of the Obligations would result in material adverse tax consequences to Holdings, the Borrower or any Subsidiary as reasonably determined by the Borrower in consultation with the Administrative Agent and notified in writing to the Collateral Agent.

“Excluded Swap Obligation” shall mean, with respect to any Credit Party, any obligation (a “Swap Obligation”) to pay or perform under any agreement, contract, or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act, if, and to the extent that, all or a portion of the guarantee of such Credit Party of, or the grant by such Credit Party of a security interest to secure, such Swap Obligation (or any guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation, or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Credit Party’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act (determined after giving effect to Section 9.18 hereof and any other “keepwell, support or other agreement” for the benefit of such Credit Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act) at the time the Guarantee of such Credit Party, or a grant by such Credit Party of a security interest, becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guarantee or security interest is or becomes excluded in accordance with the first sentence of this definition.
“Exclusive IP Licenses” shall mean any exclusive intellectual property license, sublicense or cross-license granted by the Borrower or any of its Restricted Subsidiaries to another Person, which license, sublicense or cross-license was not made in the ordinary course of business and which materially limits the ability of the Borrower or its Restricted Subsidiaries to continue to use such intellectual property in its business.
“Existing Class” shall mean Existing Term Loan Classes and each Class of Existing Revolving Credit Commitments.
“Existing Letters of Credit” shall mean the Letters of Credit listed on Schedule 1.1(c).

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Consolidated EBITDA Ratio as of the Test Period most recently ended on or prior to the incurrence of any such Incremental Facility, calculated on a Pro Forma Basis, as if such incurrence (and transaction) had occurred on the first day of such Test Period, that is no greater than 2.25:1.0 (the “Incremental Limit”); provided that (i) Incremental Term Loans may be incurred without regard to the Incremental Limit, without regard to the requirement set forth in the proviso to Section 2.14(a) that the Borrower and the Restricted Subsidiaries be in compliance on a Pro Forma Basis with the requirements of Sections 10.9 and 10.10 as of the most recently ended Test Period, and without regard to whether an Event of Default has occurred and is continuing, to the extent that the Net Cash Proceeds from such Incremental Term Loans are used on the date of incurrence of such Incremental Term Loans to prepay Term Loans in accordance with the procedures set forth in Section 5.2(a)(i) and subject to the payment of premiums set forth in Section 5.1(b), if applicable, and (ii) Additional/Replacement Revolving Credit Commitments may be provided without regard to the Incremental Limit, without regard to the requirement set forth in the proviso to Section 2.14(a) that the Borrower and the Restricted Subsidiaries be in compliance on a Pro Forma Basis with the requirements of Sections 10.9 and 10.10 as of the most recently ended Test Period, and without regard to whether an Event of Default has occurred and is continuing, to the extent that the existing Revolving Credit Commitments shall be permanently reduced in accordance with Section 5.2(e)(ii) by an amount equal to the aggregate amount of Additional/Replacement Revolving Credit Commitments so provided.
(c)(i) (A) The Incremental Tranche A Term Loans (i) shall rank pari passu in right of payment and of security with the 2017 Initial Tranche A Term Loans and the 2019 Extended Tranche A Term Loans, (ii) shall not mature earlier than ~~the 2017 Initial Tranche A Term Loan Maturity Date~~the 2019 Extended Tranche A Term Loan Maturity Date, (iii) shall not have a shorter Weighted Average Life to Maturity than the ~~2017 Initial Tranche A Term Loan Facility~~2019 Extended Tranche A Term Loan Facility, (iv) shall have an amortization schedule (subject to clause (iii) above), and interest rates (including through fixed interest rates), interest margins, rate floors, upfront fees, funding discounts, original issue discounts and prepayment premiums for the Incremental Tranche A Term Loans as determined by the Borrower and the lenders of the Incremental Tranche A Term Loans, and (v) may otherwise have terms and conditions different from those of the 2017 Initial Tranche A Term Loans and (B) the Incremental Tranche B Term Loans (i) shall rank pari passu in right of payment and of security with the Initial Tranche B Term Loans, (ii) shall not mature earlier than the Initial Tranche B Term Loan Maturity Date, (iii) shall not have a shorter Weighted Average Life to Maturity than the Initial Tranche B Term Loan Facility, (iv) shall have an amortization schedule (subject to clause (iii) above), and interest rates (including through fixed interest rates), interest margins, rate floors, upfront fees, funding discounts, original issue discounts and prepayment premiums for the Incremental Tranche B Term Loans as determined by the Borrower and the lenders of the Incremental Tranche B Term Loans and (v) may otherwise have terms and conditions different from those of the Initial Tranche B Term Loans; provided that (except with respect to matters contemplated by subclauses (ii), (iii) and (iv) in clauses (A) and (B) above) any differences shall be reasonably satisfactory to the Administrative Agent.
(ii)The Incremental Revolving Credit Commitment Increase shall be treated the same as the Revolving Credit Commitments (including with respect to maturity date thereof) and shall be considered to be part of the Revolving Credit Facility.

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(iii)The Additional/Replacement Revolving Credit Commitments (i) shall rank pari passu in right of payment and of security with the Revolving Credit Loans, (ii) shall not mature earlier than ~~March 29, 2017~~the Revolving Credit Maturity Date and shall require no mandatory commitment reduction prior to ~~March 29, 2017~~the Revolving Credit Maturity Date, (iii) shall have interest rates (including through fixed interest rates), interest margins, rate floors, upfront fees, undrawn commitment fees, funding discounts, original issue discounts and prepayment premiums as determined by the Borrower and the lenders of such commitments, (iv) shall contain borrowing, repayment and termination of Commitment procedures as determined by the Borrower and the lenders of such commitments, (v) may include provisions relating to swingline loans and/or letters of credit, as applicable, issued thereunder, which issuances shall be on terms substantially similar (except for the overall size of such subfacilities, the fees payable in connection therewith and the identity of the swingline lender and letter of credit issuer, as applicable, which shall be determined by the Borrower, the lenders of such commitments and the applicable letter of credit issuers and swingline lenders and borrowing, repayment and termination of commitment procedures with respect thereto, in each case which shall be specified in the applicable Incremental Agreement) to the terms relating to Swingline Loans and Letters of Credit with respect to the Revolving Credit Commitments or otherwise reasonably acceptable to the Administrative Agent and (vi) may otherwise have terms and conditions different from those of the Revolving Credit Facility; provided that (except with respect to matters contemplated by clauses (ii), (iii), (iv) and (v) above) any differences shall be reasonably satisfactory to the Administrative Agent.
(d)Each notice from the Borrower pursuant to this Section 2.14 shall be given in writing and shall set forth the requested amount and proposed terms of the relevant Incremental Term Loans, Incremental Revolving Credit Commitment Increases or Additional/Replacement Revolving Credit Commitments. Incremental Term Loans may be made, and Incremental Revolving Credit Commitment Increases and Additional/Replacement Revolving Credit Commitments may be provided, subject to the prior written consent of the Borrower (not to be unreasonably withheld), by any existing Lender (it being understood that no existing Lender will have an obligation to make a portion of any Incremental Term Loan, no existing Lender with a Revolving Credit Commitment will have any obligation to provide a portion of any Incremental Revolving Credit Commitment Increase and no existing Lender with an Revolving Credit Commitment will have an obligation to provide a portion of any Additional/Replacement Revolving Credit Commitment) or by any other bank, financial institution, other institutional lender or other investor (any such other bank, financial institution or other investor being called an “Additional Lender”); provided that (i) the Administrative Agent shall have consented (not to be unreasonably withheld) to such Lender’s or Additional Lender’s making such Incremental Term Loans or providing such Incremental Revolving Credit Commitment Increases or such Additional/Replacement Revolving Credit Commitments if such consent would be required under Section 13.6(b) for an assignment of Loans or Commitments, as applicable, to such Lender or Additional Lender; provided further that, solely with respect to any Incremental Revolving Credit Commitment Increases or Additional/Replacement Revolving Credit Commitments, the Swingline Lender and each Letter of Credit Issuer shall have consented (not to be unreasonably withheld) to such Additional Lender’s providing such Incremental Revolving Credit Commitment Increases or Additional/Replacement Revolving Credit Commitments if such consent would be required under Section 13.6(b) for an assignment of Loans or Commitments, as applicable, to such Lender or Additional Lender.

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5.4    Net Payments. (a) Except as required by Applicable Law, all payments made by or on behalf of the Borrower under this Agreement or any other Credit Document shall be made free and clear of, and without deduction or withholding for or on account of, any current or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority (including any interest, additions to tax and penalties) (collectively, “Taxes”), excluding in the case of each Lender and each Agent and except as otherwise provided in Section 5.4(f), (A) net income Taxes (and franchise Taxes imposed in lieu of net income Taxes) that would not have been imposed on such Agent or such Lender but for a present or former connection between such Agent or such Lender and the jurisdiction of the Governmental Authority imposing such Tax or any political subdivision or Governmental Authority thereof or therein (other than any such connection arising from such Agent or such Lender having executed, delivered or performed its obligations or received a payment under, or enforced, received or perfected a security interest under, or engaged in any other transactions pursuant to, this Agreement or any other Credit Document), (B) any branch profits Taxes imposed by the United States of America or any similar Tax imposed by any other jurisdiction described in clause (A) and (C) any U.S. federal withholding Tax pursuant to FATCA (all non‑excluded Taxes, “Non‑Excluded Taxes” and all such excluded Taxes, “Excluded Taxes”). If any Taxes are required to be withheld by a Withholding Agent from any amounts payable under this Agreement or any other Credit Document, the applicable Withholding Agent shall so withhold (pursuant to the information and documentation to be delivered pursuant to Section 5.4(d), 5.4(e) and 5.4(g)) and shall remit the amount withheld to the appropriate Taxing Authority. In addition, where an amount has been withheld in respect of a Non-Excluded Tax, the applicable Credit Party shall increase the amounts payable to the Administrative Agent or such Lender to the extent necessary to yield to the Administrative Agent or such Lender (after payment of all Non‑Excluded Taxes or Other Taxes including those applicable to any amounts payable under this Section 5.4) interest or any such other amounts payable hereunder at the rates or in the amounts specified in such Credit Document. Whenever any Taxes are payable by any Credit Party, as promptly as possible thereafter the applicable Credit Party shall send to the Administrative Agent for its own account or for the account of such Lender, as the case may be, a certified copy of an original official receipt, if available (or other evidence acceptable to such Lender, acting reasonably) received by the applicable Credit Party showing payment thereof. The Credit Parties, the Administrative Agent and the Lenders acknowledge and agree that, solely for purposes of determining the applicability of U.S. Federal withholding Taxes imposed by FATCA, from and after the Second Amendment Effective Date, the Revolving Credit Facility, the 2017 Initial Tranche A Term Loan Facility and the 2019 Extended Tranche A Term Loan Facility will not be treated as a “grandfathered obligation” within the meaning of Treasury Regulation 1.1471-2(b)(2)(i).
(b)    In addition, each Credit Party shall pay, or at the option of the
Administrative Agent timely reimburse it for the payment for, any present or future stamp, documentary, filing, mortgage, recording, excise, property or intangible taxes (including any interest, additions to tax and penalties) that arise from any payment made by such Credit Party hereunder or under any other Credit Documents or from the execution, delivery or registration or recordation of, performance under, or otherwise with respect to, this Agreement or the other
Credit Documents (hereinafter referred to as “Other Taxes”).
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fees ~~and (iv~~, (iv) the amount available to the Borrower for Dividends under Section 10.6(h)(i) as at the end of such fiscal year or quarter period, as the case may be and (v) the amount of any Pro Forma Adjustment not previously set forth in a Pro Forma Adjustment Certificate or any change in the amount of a Pro Forma Adjustment set forth in any Pro Forma Adjustment Certificate previously provided and, in either case, in reasonable detail, the calculations and basis therefor.
At the time of the delivery of the financial statements provided for in Section 9.1(a), beginning with the fiscal year ended December 31, 2012, a certificate of an Authorized Officer of the Borrower setting forth in reasonable detail the calculation of Excess Cash Flow, the Available Amount and the Available Equity Amount as at the end of the fiscal year to which such financial statements relate and the information required pursuant to Section 1 and Section 2 of the
Perfection Certificate, or confirming that there has been no change in such information since the Closing Date or the date of the most recent certificate delivered pursuant to this Section 9.1(d), as the case may be.
(e)Notice of Default or Litigation. Promptly after an Authorized Officer of the Borrower or any of its Restricted Subsidiaries obtains actual knowledge thereof or should have obtained such knowledge thereof through customary due diligence, notice of (i) the occurrence of any event that constitutes a Default or an Event of Default, which notice shall specify the nature thereof, the period of existence thereof and what action the Borrower proposes to take with respect thereto, (ii) any litigation or governmental proceeding pending against the Borrower or any of its Restricted Subsidiaries that could reasonably be expected to result in a Material Adverse Effect and (iii) if the Borrower is no longer a public reporting company, any Material Adverse Effect.
(f)Environmental Matters. Promptly after obtaining knowledge of any one or more of the following environmental matters, unless such environmental matters could not, individually or when aggregated with all other such matters, be reasonably expected to result in a Material Adverse Effect, notice of:
(i)any pending or threatened Environmental Claim against Holdings, the Borrower or any of the Restricted Subsidiaries or any Real Property;
(ii)any condition or occurrence on any Real Property that (x) results in noncompliance by Holdings, the Borrower or any of the Restricted Subsidiaries with any applicable Environmental Law or (y) could reasonably be anticipated to form the basis of an Environmental Claim against Holdings, the Borrower or any of the Restricted Subsidiaries or any Real Property;
(iii)any condition or occurrence on any Real Property that could reasonably be anticipated to cause such Real Property to be subject to any restrictions on the ownership, occupancy, use or transferability of such Real Property under any Environmental Law; and
(iv)the taking of any removal or remedial action in response to the actual or alleged Release or presence of any Hazardous Material on any Real Property.

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(ii)the proceeds of which shall be used to pay (or to make Dividends to allow any Parent Entity of the Borrower to pay) its operating expenses incurred in the ordinary course of business and other corporate overhead costs and expenses (including administrative, legal, accounting and similar expenses provided by third parties), which are reasonable and customary and incurred in the ordinary course of business, in an aggregate amount not to exceed $3,000,000 in any fiscal year plus any actual, reasonable and customary indemnification claims made by directors or officers of any Parent Entity of the Borrower;
(iii)the proceeds of which shall be used to pay (or to make Dividends to allow any Parent Entity of the Borrower to pay) franchise taxes and other fees, taxes and expenses required to maintain any of the Borrower’s Parent Entities’ corporate existence;
(iv)the proceeds of which shall be used to pay (or to make Dividends to any Parent Entity thereof) to make Investments contemplated by Section 10.5(c) and Dividends contemplated by Section 10.6(b));
(v)the proceeds of which shall be used to pay (or to make Dividends to allow any Parent Entity of the Borrower to pay) fees and expenses (other than to Affiliates) related to any unsuccessful equity or debt offering, refinancing, issuance, incurrence, Disposition or acquisition or Investment transaction permitted by this Agreement;
(vi)the proceeds of which shall be used to pay customary salary, bonus and other benefits payable to officers, employees and consultants of any Parent Entity thereof to the extent such salaries, bonuses and other benefits are attributable to the ownership or operation of the Borrower and its Restricted Subsidiaries;
(vii)the proceeds of which shall be distributed in connection with the Transactions (including the Special Dividend, all or a portion of which may be paid after the Closing Date but in no event later than June 15, 2012);
(h)in addition to the foregoing Dividends, the Borrower may make additional Dividends, provided that any such Dividend shall not cause the aggregate amount of all such Dividends made pursuant to this Section 1.1(h) on or after the Amendment No. 1 Effective Date measured at the time such Dividend is paid to exceed, after giving effect to such Dividend, the sum of (i) so long as no Event of Default has occurred and is continuing or would result therefrom, the greater of (x) $~~250,000,000~~400,000,000 and (y) 6.75% of Consolidated Total Assets (measured as of the date such Dividend is paid based upon the Section 9.1 Financials most recently delivered on or prior to such date), plus (ii) so long as no Event of Default has occurred and is continuing or would result therefrom, an amount equal to the Available Amount at the time such Dividend is paid plus (iii) an amount equal to the Available Equity Amount at the time such Dividend is paid plus (iv) an amount equal to the Incremental Dividend Amount;
(i)the Borrower may make additional Dividends pursuant to this clause (i) if, after giving Pro Forma Effect to such Dividends, the Borrower would be in compliance with a Consolidated Total Debt to Consolidated EBITDA Ratio as of the most recently ended Test Period on or prior to date of the making of any such Dividends, calculated on a Pro Forma Basis, as if such Dividends had occurred on the first day of such Test Period, that is no greater than 2.0:1.0;

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Notwithstanding anything to the contrary contained in this Section 13.1, Holdings, the Borrower, the Collateral Agent and the Administrative Agent may (in its or their respective sole discretion, or shall, to the extent required by any Credit Document), without the input or consent of any other Person, (i) effect amendments, supplements or waivers to any of the Security Documents, guarantees, intercreditor agreements or related documents executed by any Credit Party or any other Subsidiary in connection with this Agreement if such amendment, supplement or waiver is delivered in order (x) to comply with Applicable Law or advice of local counsel, (y) to cure ambiguities, omissions, mistakes or defects or (z) to cause such Security Documents, guarantees, intercreditor agreements or related documents to be consistent with this Agreement and the other Credit Documents, (ii) enter into any amendment or waiver of any Security Document, or enter into any new agreement or instrument, to effect the granting, perfection, protection, expansion or enhancement of any security interest in any Collateral or additional property to become Collateral for the benefit of the Secured Parties, or as required by Applicable Law to give effect to, or protect any security interest for the benefit of the Secured Parties, in any property or so that the security interests therein comply with applicable Applicable Law and (iii) effect changes to this Agreement that are necessary and appropriate to provide for the mechanics contemplated by the offering process described in Section 13.6(g)(i)(H) herein.
13.2    Notices.
(a)    Notices Generally. Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in clause (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopier as follows, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows:
(i)if to the Borrower, the Administrative Agent, the Letter of Credit Issuer or the Swingline Lender, to the address, telecopier number, electronic mail address or telephone number specified for such Person on Schedule 13.2 or to such other address, telecopier number, electronic mail address or telephone number as shall be designated by such party in a notice to the other parties; and
(ii)if to any other Lender, to the address, telecopier number, electronic mail address or telephone number specified in its administrative questionnaire or to such other address, telecopier number, electronic mail address or telephone number as shall be designated by such party in a notice to the other parties.
Notices and other communications sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices and other communications sent by telecopier shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient). Notices and other communications delivered through electronic communications to the extent provided in subsection (b) below shall be effective as provided in such subsection (b).

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Notwithstanding the foregoing or anything to the contrary set forth herein, any assignment of any Loans to a Purchasing Borrower Party or any Affiliated Lender shall also be subject to the requirements of Section 13.6(g).
(ii)Assignments shall be subject to the following additional conditions:
(A)except in the case of (i) an assignment to a Lender, an Affiliate of a Lender or an Approved Fund or (ii) an assignment of the entire remaining amount of the assigning Lender’s Commitments or Loans, the amount of the Commitments or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall not be less than, in the case of Revolving Credit Commitments or Revolving Credit Loans, Additional/Replacement Revolving Credit Commitments or Additional/Replacement Revolving Credit Loans, $5,000,000 or, in the case of 2017 Initial Tranche A Term Loan Commitments, 2019 Extended Tranche A Term Loan Commitments, Initial Tranche B Term Loan Commitments, Incremental Term Loan Commitments or Term Loans, $1,000,000, unless each of the Borrower and the Administrative Agent otherwise consents; provided that no such consent of the Borrower shall be required if an Event of Default under Section 11 has occurred and is continuing; and provided, further, that contemporaneous assignments to a single assignee made by affiliated Lenders or related Approved Funds or by a single assignor to related Approved Funds shall be aggregated for purposes of meeting the minimum assignment amount requirements stated above;
(B)subject to the terms of Section 13.7(c), the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance;
(C)the parties to each assignment shall ~~e xecuteexecute~~ and deliver to the Administrative Agent an Assignment and Acceptance together with a processing fee of $3,500 (it being understood that such processing fee shall not apply to any assignment by any of the Joint Lead Arrangers, the Joint Bookrunners or any of their respective affiliates hereunder); provided that (x) a single processing fee of $3,500 will be payable for multiple assignments by Lenders permitted hereunder that comprise one transaction and are implemented substantially concurrently with one another and (y) the Administrative Agent may, in its sole discretion, elect to waive or reduce such processing fee in the case of any assignment, including assignments effected pursuant to the provisions of Section 13.7;
(D)    the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent any tax form required by Section 5.4 and an administrative questionnaire in a form approved by the Administrative Agent in which the assignee designates one or more credit contacts to whom all syndicate-level information (which may contain material non‑public information about the Credit Parties and their Related Parties or their respective securities) will be made available and who may receive such

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information in accordance with the assignee’s compliance procedures and Applicable Laws, including Federal and state securities laws; and
(E)each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loan or the Commitment assigned, except that this clause (E) shall not prohibit any Lender from assigning all or a portion of its rights and obligations among separate tranches of Loans (if any) on a non-pro rata basis.
Notwithstanding the foregoing or anything to the contrary set forth herein (i) any assignment of any Loans or Commitments to an Affiliated Lender shall also be subject to the requirements set forth in Section 13.6(g) and (ii) no natural person may be an assignee or Participant with respect to any Loans or Commitments.
(iii)Subject to acceptance and recording thereof pursuant to Section 13.6(b)(vi), from and after the effective date specified in each Assignment and Acceptance, the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits and subject to the requirements of Sections 2.10, 2.11, 5.4 and 13.5). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 13.6 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 13.6(d).
(iv)    By executing and delivering an Assignment and Acceptance, the assigning Lender thereunder and the assignee thereunder shall be deemed to confirm to and agree with each other and the other parties hereto as follows: (A) such assigning Lender warrants that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim and that its 2017 Initial Tranche A Term Loan Commitment, 2019 Extended Tranche A Term Loan Commitment, Initial Tranche ~~A~~B Term Loan Commitment, Incremental Term Loan Commitment, Revolving Credit Commitment and Additional/Replacement Revolving Credit Commitment, and the outstanding balances of its Loans, in each case without giving effect to assignments thereof which have not become effective, are as set forth in such Assignment and Acceptance, (B) except as set forth in (A) above, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, any other Credit Document or any other instrument or document furnished pursuant hereto, or the financial condition of Holdings, the Borrower or any Subsidiary or the performance or observance by Holdings, the Borrower or any Subsidiary of any of its obligations under this Agreement, any other Credit Document or any other instrument or document furnished pursuant hereto; (C) such assignee represents and warrants that it is legally authorized to enter into such Assignment and Acceptance; (D) such assignee confirms that it has received a copy of this Agreement, together with copies of the most recent financial statements referred to
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Annex I-C
Agency Replacement Amendments to the Amended Credit Agreement

[See attached]

~~Execution Version~~FINAL CONFORMED COPY
CONFORMED TO AMENDMENTS
EFFECTUATED PURSUANT TO
AMENDMENT NO. ~~1~~2

CREDIT AGREEMENT
Dated as of March 29, 2012
among
LPL INVESTMENT HOLDINGS INC.,
as Holdings,
LPL HOLDINGS, INC.,
as Borrower,
The Several Lenders
from Time to Time Parties Hereto,
JPMORGAN CHASE BANK ~~OF AMERICA~~, N.A.
as Administrative Agent, Collateral Agent, Letter of Credit Issuer and Swingline Lender

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED AND GOLDMAN
SACHS BANK USA
as Joint Lead Arrangers,
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, GOLDMAN
SACHS BANK USA, J.P. MORGAN SECURITIES LLC, MORGAN STANLEY SENIOR
FUNDING, INC. AND SUNTRUST ROBINSON HUMPHREY, INC.
as Joint Bookrunners,
GOLDMAN SACHS BANK USA, J.P. MORGAN SECURITIES LLC AND MORGAN
STANLEY SENIOR FUNDING, INC.
as Syndication Agents and
SUNTRUST BANK
as Documentation Agent

~~NYDOC SO2/996722.8~~

CREDIT AGREEMENT, dated as of March 29, 2012, among LPL INVESTMENT HOLDINGS INC., a Delaware corporation (“Holdings”; as hereinafter further defined), LPL HOLDINGS, INC., a Massachusetts corporation (the “Borrower”), the banks, financial institutions and other investors from time to time parties hereto as lenders (each a “Lender” and, collectively, the “Lenders”; each as hereinafter further defined), and JPMORGAN CHASE ~~BANK-OF-AMERICA~~, N.A., as Administrative Agent, Collateral Agent, a Letter of Credit Issuer and Swingline Lender.
RECITALS:
WHEREAS, capitalized terms used in these Recitals and the preamble to this Agreement shall have the respective meanings set forth for such terms in Section ý1.1 hereof;
WHEREAS, Holdings, the Borrower, the lending institutions party thereto (the “Original Lenders”), Morgan Stanley Senior Funding, Inc., as administrative agent, and Morgan Stanley & Co., as collateral agent, are parties to that certain Third Amended and Restated Credit Agreement, dated as of May 24, 2010 (as heretofore amended, supplemented or otherwise modified from time to time, the “Original Credit Agreement”), pursuant to which the Original Lenders extended or committed to extend certain credit facilities to the Borrower;
WHEREAS, the Borrower has requested that, immediately upon the satisfaction in full of the applicable conditions precedent set forth in Section 6 below, the Lenders and Letter of Credit Issuers extend a total of $1,600,000,000 of credit to the Borrower in the form of (i) $735,000,000 in aggregate principal amount of tranche A term loans to be borrowed on the Closing Date (the “2017 Initial Tranche A Term Loan Facility” (referred to as the “Initial Tranche A Term Loan Facility” prior to the Amendment No. 2 Effective Date (as defined below)), (ii) $615,000,000 in aggregate principal amount of tranche B term loans to be borrowed on the Closing Date (the “Initial Tranche B Term Loan Facility”) and (iii) $250,000,000 in aggregate principal amount of Revolving Credit Commitments, which amount was increased to $400,000,000 as of the Amendment No. 2 Effective Date (the “Revolving Credit Facility”);
WHEREAS, the Borrower intends to use the proceeds of the Initial Term Loans (as defined below) to repay existing indebtedness under the Original Credit Agreement in an aggregate principal amount of approximately $1,337,777,559.51, at which time all existing commitments, security interests and guarantees in respect of the Original Credit Agreement and the related documents and obligations thereunder will be terminated, released and discharged in full (other than contingent obligations, which by their terms survive such termination) (the “Refinancing”);
WHEREAS, the Borrower intends to pay a special dividend to Holdings from available cash on hand in an amount up to $230,000,000 (the “Special Dividend”) to fund a one-time special dividend by Holdings to its common stockholders, which was announced by Holdings on March 6, 2012;
WHEREAS, in connection with the foregoing and as an inducement for the Lenders and the Letter of Credit Issuers to extend the credit contemplated hereunder, the Borrower has agreed to secure all of its Obligations by granting to the Collateral Agent, for the benefit of the

~~NYDOC SO2/996722.8~~

Consolidated EBITDA of such Pro Forma Entity (determined as if references to the Borrower and the Restricted Subsidiaries in the definition of the term “Consolidated EBITDA” were references to such Pro Forma Entity and its subsidiaries that will become Restricted Subsidiaries), all as determined on a consolidated basis for such Pro Forma Entity in accordance with GAAP.
“Acquired Entity or Business” shall have the meaning provided in the definition of the term “Consolidated EBITDA”.
“Additional Lender” shall have the meaning provided in Section 2.14(d).
“acquired Person” shall have the meaning provided in Section 10.1(k).
“Additional/Replacement Revolving Credit Commitment” shall have the meaning provided in Section 2.14(a).
“Additional/Replacement Revolving Credit Facility” shall mean each Class of Additional/Replacement Revolving Credit Commitments made pursuant to Section 2.14(a).
“Additional/Replacement Revolving Credit Lender” shall mean, at any time, any Lender that has an Additional/Replacement Revolving Credit Commitment.
“Additional/Replacement Revolving Credit Loans” shall mean any loan made to the Borrower under a Class of Additional/Replacement Revolving Credit Commitments.
“Adjusted Total Additional/Replacement Revolving Credit Commitment” shall mean, at any time, with respect to any Class of Additional/Replacement Revolving Credit Commitments, the Total Additional/Replacement Revolving Credit Commitment for such Class less the aggregate Additional/Replacement Revolving Credit Commitments of all Defaulting Lenders in such Class.
“Adjusted Total Extended Revolving Credit Commitment” shall mean, at any time, with respect to any Class of Extended Revolving Credit Commitments, the Total Extended Revolving Credit Commitment for such Class less the aggregate Extended Revolving Credit Commitments of all Defaulting Lenders in such Class.
“Adjusted Total Revolving Credit Commitment” shall mean, at any time, the Total Revolving Credit Commitment less the aggregate Revolving Credit Commitments of all Defaulting Lenders.
“Administrative Agent” shall mean ~~Bank of America~~JPMorgan or any successor to ~~Bank of America~~JPMorgan appointed in accordance with the provisions of Section 12.8, together with its Affiliates, as the administrative agent for the Lenders under this Agreement and the other Credit Documents.
“Administrative Agent's Office” shall mean the address and, as appropriate, account of the Administrative Agent set forth on Schedule 13.2 or such other address or account

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“Affiliate” shall mean, with respect to any Person, another Person that directly or indirectly, through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. The term “Control” shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. The terms “Controlling” and “Controlled” have meanings correlative thereto.
“Affiliated Lender” shall mean a Non-Debt Fund Affiliate or a Debt Fund Affiliate.
“Affiliated Lender Assignment and Acceptance” shall have the meaning provided in Section 13.6(g)(C).
“Affiliated Lender Register” shall have the meaning provided in Section 13.6(j).
“Agency Effective Date” shall mean the “Agency Replacement Effective Date” (as defined in Amendment No. 2).
“Agency Fee Letter” shall mean that certain Agency Fee Letter, dated as of ~~March 16, 2012,~~the Second Amendment Effective Date, between the Borrower and the Administrative Agent.
“Agent Parties” shall have the meaning provided in Section 13.2.
“Agents” shall mean each of (i) the Administrative Agent and (ii) the Collateral Agent.
“Aggregate Debit Items” shall have the meaning set forth in SEC Rule 15c3-1(a)(1)(ii) and items 10-14 of Exhibit A to SEC Rule 15c3-3.
“Agreement” shall mean this Credit Agreement.
“Amendment No. 1” shall mean the First Amendment and Incremental Assumption Agreement to this Agreement, dated as of May 13, 2013.
“Amendment No. 1 Effective Date” shall mean the “Amendment Effective Date” (as defined in Amendment No. 1).
“Amendment No. 2” shall mean the Second Amendment, Extension and Incremental Assumption Agreement to this Agreement, dated as of October 1, 2014.
“Amendment No. 2 Effective Date” shall mean the “Second Amendment Effective Date” (as defined in Amendment No. 2).
“Amendment No. 2 Financial Statement Delivery Date” shall mean the date on which Section 9.1 Financials are delivered to the Administrative Agent under Section 9.1(a) for the fiscal year of the Borrower ending December 31, 2014.
“Anti-Terrorism Laws” shall have the meaning provided in Section 8.19.

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“Closing Date Indebtedness” shall mean Indebtedness described on Schedule 10.1.
“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time. Section references to the Code are to the Code, as in effect on the Closing Date, and any subsequent provisions of the Code, amendatory thereof, supplemental thereto or substituted therefor.
“Collateral” shall have the meaning provided for such term or a similar term in each of the Security Documents; provided that with respect to any Mortgages, “Collateral” shall mean “Mortgaged Property” as defined therein.
“Collateral Agent” shall mean ~~Bank of America~~JPMorgan or any successor appointed in accordance with the provisions of Section 12.8, together with its Affiliates, as the collateral agent for the Secured Parties.
“Commitment” shall mean, with respect to each Lender (to the extent applicable), such Lender's Revolving Credit Commitment, 2017 Initial Tranche A Term Loan Commitment, 2019 Extended Tranche A Term Loan Commitment, Initial Tranche B Term Loan Commitment, Incremental Term Loan Commitment, Extended Revolving Credit Commitment,
Additional/Replacement Revolving Credit Commitment or any combination thereof (as the context requires) and (b) with respect to the Swingline Lender or swingline lender under any Extended Revolving Credit Commitments or Additional/Replacement Revolving Credit Commitment, its Swingline Commitment or swingline commitment, as applicable.
“Commitment Fee” shall have the meaning provided in Section 4.1(a).
“Commitment Fee Rate” shall mean a rate equal to (a) initially, 0.50% per annum, (b) following the Amendment No. 2 Financial Statement Delivery Date, the rate per annum determined in accordance with the grid set forth below. Any increase or decrease in the Commitment Fee Rate resulting from a change in the Consolidated Total Debt to Consolidated EBITDA Ratio shall become effective as of the first Business Day immediately following the date Section 9.1 Financials are delivered to the Administrative Agent pursuant to Sections 9.1(a) and 9.1(b):

Consolidated Total Debt to Consolidated EBITDA Ratio	Applicable Revolving Commitment Fee Percentage
> 2.50:1.00	0.50%
< 2.50:1.00 but >1.25:1.00	0.375%
<1.25:1.00	0.25%
“Commodity Exchange Act” shall mean the Commodity Exchange Act (7 U.S.C. §
1 et seq.), as amended from time to time, and any successor statute.
“Confidential Information” shall have the meaning provided in Section 13.16.

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(a)
~~(a)~~    for any Interest Period with respect to a Eurodollar Loan, the rate per annum equal to (i) the ~~British Bankers Association LIBOR Rate (“BBA~~London interbank offered rate as administered by ICE Benchmark Administration or such other rate per annum as is widely recognized as the successor thereto if the ICE Benchmark Administration is no longer making a London interbank offered rate available (“LIBOR”), as published by ~~Reuters (~~Bloomberg or such other commercially available ~~source providing quotations of BBA LIBOR as may be designated~~information service that publishes such rate from time to time as selected by the Administrative Agent ~~from time to time)~~in its reasonable discretion, in each case, at approximately 11:00 a.m., London time, two London Banking Days prior to the commencement of such Interest Period, for Dollar deposits (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period ~~or~~, (ii) if ~~such rate~~LIBOR is not available at such time for any reason, then the “Eurodollar Rate” for such Interest Period shall be the rate per annum determined by the Administrative Agent to be the rate at which deposits in Dollars for delivery on the first day of such Interest Period in same day funds in the approximate amount of the Eurodollar Loan being made, continued or converted by ~~Bank of America~~the Administrative Agent and with a term equivalent to such Interest Period would be offered by ~~Bank of America~~the Administrative Agent’s London Branch to major banks in the London interbank eurodollar market at their request at approximately 11:00 a.m. (London time) two London Banking Days prior to the commencement of such Interest Period~~; and~~, or (iii) if for any reason sub-clauses (i) and (ii) of this clause (a) are not available, as reasonably determined by the Administrative Agent, then the “Eurodollar Rate” for such Interest Period (an “Impacted Interest Period”) shall be the Interpolated Rate; and

(b)
~~(b)~~    for any interest calculation with respect to an ABR Loan on any date, the rate per annum equal to (i) ~~BBA LIBOR, as published by Reuters (or such other commercially available source providing quotations of BBA LIBOR as may be designated by the Administrative Agent from time to time)~~LIBOR at approximately 11:00 a.m., London time, determined two London Banking Days prior to such date for Dollar deposits being delivered in the London interbank market for a term of one month commencing that day or (ii) if such ~~published rate is not if such rate~~LIBOR is not available at such time for any reason, the rate per annum determined by the Administrative Agent to be the rate at which deposits in Dollars for delivery on the date of determination in same-day funds in the approximate amount of the ABR Loan being made or maintained and with a term equal to one month would be offered by ~~Bank of America~~the Administrative Agent’s London Branch to major banks in the London interbank eurodollar loan market at their request at the date and time of determination~~;~~, or (iii) if for any reason sub-clauses (i) and (ii) of this

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clause (b) are not available, as reasonably determined by the Administrative Agent, then the “Eurodollar Rate” for such purpose shall be the Interpolated Rate for Dollars, with an Interest Period of one month;
provided that in the event the Eurodollar Rate for any Eurodollar Borrowing of Initial Tranche B Term Loans prior to the Incremental Term Loan Effective Date or 2013 Incremental Tranche B Term Loans on and after the Incremental Term Loan Effective Date, determined in accordance with clause (a) above would be less than 0.75%, then the Eurodollar Rate for the applicable Eurodollar Borrowing of Initial Tranche B Term Loans or 2013 Incremental Tranche B Term Loans shall instead be 0.75%.
“Event of Default” shall have the meaning provided in Section 11.
“Excess Cash Flow” shall mean, for any period, an amount equal to the excess of

(a)	the sum, without duplication, of:
(i)    Consolidated Net Income for such period;
(ii)    an amount equal to the amount of all Non‑Cash Charges to the extent deducted in arriving at such Consolidated Net Income;
(iii)    decreases in Net Working Capital (except as a result of the reclassification of items from short‑term to long‑term or vice versa), decreases in long‑term accounts receivable and increases in the long‑term portion of deferred revenue for such period (other than any such decreases or increases, as applicable, arising from acquisitions or Dispositions outside the ordinary course of property by the Borrower or any of its Restricted Subsidiaries completed during such period or the application of purchase accounting);
(iv)    an amount equal to the aggregate net non‑cash loss on the Disposition of assets, business units or property by the Borrower and the Restricted Subsidiaries during such period (other than Dispositions in the ordinary course of business) to the extent deducted in arriving at such Consolidated Net Income;
(v)    cash payments received in respect of Hedging Agreements during such period to the extent not included in arriving at such Consolidated Net Income; and
(vi)    income tax expense to the extent deducted in arriving at such Consolidated Net Income; minus
(b)the sum, without duplication, of:
(i)    an amount equal to the amount of all non‑cash credits included in arriving at such Consolidated Net Income and cash charges included in clauses (a) through (h) of the definition of the term “Consolidated Net Income”;

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“Extension Request” shall mean Term Loan Extension Requests and Revolving Credit Extension Requests.
“Extension Series” shall mean all Extended Term Loans or Extended Revolving Credit Commitments (as applicable) that are established pursuant to the same Extension Agreement (or any subsequent Extension Agreement to the extent such Extension Agreement expressly provides that the Extended Term Loans or Extended Revolving Credit Commitments, as applicable, provided for therein are intended to be a part of any previously established Extension Series) and that provide for the same interest margins, extension fees, if any, and amortization schedule.
“Fair Market Value” shall mean, with respect to any asset or group of assets on any date of determination, the value of the consideration obtainable in a sale of such asset at such date of determination assuming a sale by a willing seller to a willing purchaser dealing at arm’s length and arranged in an orderly manner over a reasonable period of time having regard to the nature and characteristics of such asset, as reasonably determined by the Borrower.
“Fair Value” shall mean the amount at which the assets (both tangible and intangible), in their entirety, of a Person and its Subsidiaries taken as a whole would change hands between a willing buyer and a willing seller, within a commercially reasonable period of time, each having reasonable knowledge of the relevant facts, with neither being under any compulsion to act.
“FATCA” shall mean Sections 1471 through 1474 of the Code, as of the Closing Date (and any amended or successor version that is substantively comparable and not materially more onerous to comply with), and any current or future regulations or official interpretations thereof.
“FCPA” shall mean Foreign Corrupt Practices Act of 1977, as amended,
“Federal Funds Effective Rate” shall mean, for any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Effective Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Effective Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) charged to ~~Bank of America~~the Administrative Agent on such day on such transactions as determined by the Administrative Agent.
“Fees” shall mean all amounts payable pursuant to, or referred to in, Section 4.1.
“Final Refused Proceeds” shall have the meaning provided in Section 5.2(c)(ii).
“Financial Performance Covenants” shall mean the covenants of the Borrower set forth in Sections 10.9 and 10.10.

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“HUD-Regulated Subsidiary Required Cash” shall mean, as of any date of determination, the greater of (a) $100,000 and (b) the difference of (i) all cash and cash equivalents on the balance sheet of the HUD-Regulated Subsidiary as of such date and (ii) the Adjusted Net Worth (as referenced in 12 CFR Section 202.5(n)) of the HUD-Regulated Subsidiary as of such date above $500,000.
“Identified Contingent Liabilities” shall mean the maximum estimated amount of liabilities reasonably likely to result from pending litigation, asserted claims and assessments, guaranties, uninsured risks and other contingent liabilities of a Person and its Subsidiaries taken as a whole after giving effect to the Transactions (including the execution and delivery of this Agreement, the making of the Loans and the use of proceeds of such Loans on the Closing Date) (including all fees and expenses related thereto but exclusive of such contingent liabilities to the extent reflected in Stated Liabilities), as identified and explained in terms of their nature and estimated magnitude by an Authorized Officer of such Person.
“Immaterial Subsidiary” shall mean, at any date of determination, any Restricted Subsidiary of the Borrower (a) whose total assets (when combined with the assets of such Restricted Subsidiary's Subsidiaries, after eliminating intercompany obligations) at the last day of the most recent Test Period ended on or prior to such determination date were less than 5% of the aggregate of total assets of the Borrower and its Domestic Subsidiaries that are Restricted Subsidiaries at such date and (b) whose gross revenues (when combined with the revenues of such Restricted Subsidiary's Subsidiaries, after eliminating intercompany obligations) for such Test Period were less than 5% of the consolidated gross revenues of the Borrower and its Domestic Subsidiaries that are Restricted Subsidiaries for such period, in each case determined in accordance with GAAP.
“Impacted Interest Period” shall have the meaning provided in the definition of “Eurodollar Rate”
“Incremental Agreement” shall have the meaning set forth in Section 2.14(e). “Incremental Commitments” shall have the meaning provided in Section 2.14(a).
“Incremental Dividend Amount” shall mean an amount equal to the aggregate principal amount of the 2013 Incremental Tranche B Term Loans, minus the aggregate amount of the 2013 Tranche A Term Loan Repayment (as defined in Amendment No. 1) and the 2013 Tranche B Term Loan Repayment (as defined in Amendment No. 1).
“Incremental Facilities” shall have the meaning provided in Section 2.14(a).
“Incremental Facility Closing Date” shall have the meaning provided in Section 2.14(e).
“Incremental Limit” shall have the meaning provided in Section 2.14(b).
“Incremental Revolving Credit Commitment Increase” shall have the meaning provided in Section 2.14(a).

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“Initial Tranche B Term Loan Commitment” shall mean, (a) in the case of each Lender that is a Lender on the Closing Date, the amount, if any, set forth opposite such Lender’s name on Schedule 1.1(a) as such Lender’s “Initial Tranche B Term Loan Commitment” and (b) in the case of any Lender that becomes a Lender after the Closing Date, the amount specified as such Lender’s “Initial Tranche B Term Loan Commitment” in the Assignment and Acceptance pursuant to which such Lender assumed a portion of the Total Initial Tranche B Term Loan Commitment, in each case as the same may be changed from time to time pursuant to the terms hereof. The aggregate amount of the Initial Tranche B Term Loan Commitments as of the Closing Date is $615,000,000.
“Initial Tranche B Term Loan Facility” shall have the meaning provided in the recitals to this Agreement.
“Initial Tranche B Term Loan Maturity Date” shall mean March 29, 2019; provided that if such date is not a Business Day, the “Initial Tranche B Term Loan Maturity Date” will be the Business Day immediately following such date.
“Initial Tranche B Term Loan Repayment Amount” shall have the meaning provided in Section 2.5(d).
“Initial Tranche B Term Loan Repayment Date” shall have the meaning provided in Section 2.5(d).
“Intellectual Property” shall have the meaning provided for such term or a similar term in the Security Agreement.
“Intercompany Note” shall mean the Amended and Restated Intercompany Subordinated Note, dated as of the Amendment No. 1 Effective Date, substantially in the form of Exhibit N, executed by Holdings, the Borrower and each other Subsidiary of the Borrower party thereto.
“Interest Period” shall mean, with respect to any Eurodollar Loans, the interest period applicable thereto, as determined pursuant to Section 2.9.
“Interpolated Rate” means, at any time, for any Interest Period, the rate per annum (rounded to the same number of decimal places as the relevant LIBOR) determined by the Administrative Agent (which determination shall be conclusive and binding absent manifest error) to be equal to the rate that results from interpolating on a linear basis between: (a) the applicable LIBOR (for the longest period for which the applicable LIBOR is available for the applicable currency) that is shorter than the Impacted Interest Period and (b) the applicable LIBOR for the shortest period (for which such LIBOR is available for the applicable currency) that exceeds the Impacted Interest Period, in each case, as at such time for such Interest Period. When determining the rate for a period which is less than the shortest period for which the relevant LIBOR is available, the applicable LIBOR for purposes of clause (a) above shall be deemed to be the overnight screen rate where “overnight screen rate” means, in relation to any currency, the overnight rate for such currency determined by the Administrative Agent from such service as the Administrative Agent may select.
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“Introducing Broker-Dealer Minimum Capital” shall mean for those Subsidiaries of the Borrower that are broker-dealers exempt from the provisions of SEC Rule 15c3-3, as of any date of determination, the greater of (a) 120% of such Subsidiaries’ consolidated minimum dollar Net Capital required (as defined in SEC Rule 15c3-1), and (b) the consolidated Aggregate Indebtedness (as defined in SEC Rule 15c3-1) of such Subsidiaries, divided by ten.
“Investment” shall have the meaning provided in Section 10.5.
“Investors” shall mean the Sponsors, the Management Investors and certain other investors arranged by and/or designated by the Sponsors and identified to the Administrative Agent prior to the Closing Date.
“ISP” shall mean, with respect to any Letter of Credit, the “International Standby Practices 1998” published by the Institute of International Banking Law & Practice (or such later version thereof as may be in effect at the time of issuance).
“Issuer Documents” shall mean with respect to any Letter of Credit, any Letter of Credit Request, and any other document, agreement and instrument entered into by the Letter of Credit Issuer and the Borrower (or any Restricted Subsidiary) or in favor of the Letter of Credit Issuer and relating to such Letter of Credit.
“JPMorgan” shall mean JPMorgan Chase Bank, N.A.
“Joint Bookrunners” shall mean the Persons listed on the cover page of this Agreement as such in their capacities as Joint Bookrunners under this Agreement.
“Joint Lead Arrangers” shall mean the Persons listed on the cover page of this Agreement as such in their capacities as Joint Lead Arrangers under this Agreement.
“Junior Priority Lien Intercreditor Agreement” shall mean an intercreditor agreement substantially in the form of Exhibit I-2 among the Administrative Agent and/or the Collateral Agent and one or more representatives for the holders of one or more classes of Indebtedness permitted by this Agreement and that is intended (and/or required) to be secured on a junior lien basis to the Liens securing the Obligations, with such modifications thereto as the Administrative Agent and Borrower may reasonably agree.
“Latest Maturity Date” shall mean, with respect to any Indebtedness or Capital Stock, the latest Maturity Date applicable to any Credit Facility that is outstanding hereunder as determined on the date such Indebtedness is issued or incurred or such Capital Stock is issued.
“Lender” shall mean (a) the Persons listed on Schedule 1.1(a), (b) any other Person that shall become a party hereto as a “lender” pursuant to Section 13.6 and (c) each Person that becomes a party hereto as a “lender” pursuant to the terms of Section 2.14, in each case other than a Person who ceases to be a “Lender.”
“Letter of Credit” shall have the meaning provided in Section 3.1(a).

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“Letter of Credit Borrowing” shall mean an extension of credit resulting from a drawing under any Letter of Credit which has not been reimbursed on the date when made or refinanced as a Borrowing.
“Letter of Credit Commitment” shall mean $125,000,000, as the same may be reduced from time to time pursuant to Section 4.2.
“Letter of Credit Exposure” shall mean, with respect to any Lender, at any time, the sum of (a) the amount of any Unpaid Drawings in respect of which such Lender has made (or is required to have made) Revolving Credit Loans pursuant to Section 3.4 at such time and (b) such Lender’s Revolving Credit Commitment Percentage of the Letter of Credit Obligations at such time (excluding the portion thereof consisting of Unpaid Drawings in respect of which the Lenders have made (or are required to have made) Revolving Credit Loans pursuant to Section 3.4).
“Letter of Credit Fee” shall have the meaning provided in Section 4.1(c).
“Letter of Credit Issuer” shall mean (a) Bank of America, (b) JPMorgan, (c) with respect to the Existing Letters of Credit, the applicable issuing bank under the Existing Letter of Credit or an Affiliate thereof, and (~~c~~d) any one or more Persons who shall become a Letter of Credit Issuer pursuant to Section 3.6. Any Letter of Credit Issuer may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of the Letter of Credit Issuer, and in each such case the term “Letter of Credit Issuer” shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate. In the event that there is more than one Letter of Credit Issuer at any time, references herein and in the other Credit Documents to the Letter of Credit Issuer shall be deemed to refer to the Letter of Credit Issuer in respect of the applicable Letter of Credit or to all Letter of Credit Issuers, as the context requires.
“Letter of Credit Maturity Date” shall mean the date that is ~~three~~five Business Days prior to the Revolving Credit Maturity Date.
“Letter of Credit Obligations” shall mean, as at any date of determination, the aggregate amount available to be drawn under all outstanding Letters of Credit plus the aggregate of all Unpaid Drawings, including all Letter of Credit Borrowings. For purposes of computing the amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.8. For all purposes of this Agreement, if on any date of determination a Letter of Credit has expired by its terms, but any amount may still be drawn thereunder by reason of the operation of Rule 3.14 of the ISP, such Letter of Credit shall be deemed to be “outstanding” in the amount so remaining available to be drawn.
“Letter of Credit Participant” shall have the meaning provided in Section 3.3(a).
“Letter of Credit Participation” shall have the meaning provided in Section 3.3(a).
“Letter of Credit Request” shall have the meaning provided in Section 3.2(b).

.

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“LIBOR” shall have the meaning provided in the definition of “Eurodollar Rate”.
“Lien” shall mean any mortgage, pledge, security interest, hypothecation, assignment, lien (statutory or other) or similar encumbrance, and any easement, right-of-way, license, restriction (including zoning restrictions), defect, exception or irregularity in title or similar charge or encumbrance (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement or any lease in the nature thereof); provided that in no event shall an operating lease be deemed to be a Lien.
“Loan” shall mean any Revolving Credit Loan, Additional/Replacement Revolving Credit Loan, Extended Revolving Credit Loan, Swingline Loan (including any swingline loan pursuant to an Extended Revolving Credit Facility or an Additional/Replacement Revolving Credit Facility) or Term Loan made by any Lender hereunder.
“London Banking Day” shall mean any day on which dealings in Dollar deposits are conducted by and among banks in the London interbank eurodollar market.
“Management Investors” shall mean the officers, directors and employees of Holdings, the Borrower and the Subsidiaries who become investors in Holdings or any of its Parent Entities or in the Borrower.
“Mandatory Borrowing” shall have the meaning provided in Section 2.1(f).
“Margin Lines of Credit” shall mean any lines of credit established and used by the Borrower and its Subsidiaries consistent with ordinary course practice and to fund or support Margin Loans of customers of the Borrower and its Subsidiaries and any replacement lines established on substantially similar terms and conditions.
“Margin Loans” as defined in Regulation T.
“Master Agreement” shall have the meaning provided in the definition of the term “Hedging Agreement.”
“Material Adverse Effect” shall mean a circumstance or condition that materially and adversely affects (a) the business, assets, operations, properties or financial condition of the Borrower and the Restricted Subsidiaries taken as a whole, (b) the ability of the Credit Parties (taken as a whole) to perform their payment obligations under the Credit Documents or (c) the rights and remedies of the Administrative Agent, the Collateral Agent or the Lenders under the Credit Documents.
“Maturity Date” shall mean the 2017 Initial Tranche A Term Loan Maturity Date, the 2019 Extended Tranche A Term Loan Maturity Date, the Initial Tranche B Term Loan Maturity Date, any Incremental Term Loan Maturity Date, the Revolving Credit Maturity Date, any maturity date related to any Class of Extended Revolving Credit Commitments, any maturity date related to any Class of Additional/Replacement Revolving Credit Commitments, any maturity date related to any Class of Extended Term Loans, or the Swingline Maturity Date, as applicable.

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“Swap Obligation” has the meaning specified in the definition of “Excluded Swap Obligation.”
“Swap Termination Value” shall mean, in respect of any one or more Hedging Agreements, after taking into account the effect of any legally enforceable netting agreement relating to such Hedging Agreements, (a) for any date on or after the date such Hedging Agreements have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Hedging Agreements, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Hedging Agreements (which may include a Lender or any Affiliate of a Lender).
“Swingline Commitment” shall mean $125,000,000.
“Swingline Exposure” shall mean, with respect to any Lender, at any time, such Lender’s Revolving Credit Commitment Percentage of the Swingline Loans outstanding at such time.
“Swingline Lender” shall mean each of Bank of America ~~in its capacity as lender~~and JPMorgan in their respective capacities as lenders of Swingline Loans hereunder, and/or such other financial ~~institution who, after the Closing Date,~~institutions who shall agree to act in the capacity of a lender of Swingline Loans hereunder~~.~~, from time to time.
“Swingline Loan” shall have the meaning provided in Section 2.1(c).
“Swingline Maturity Date” shall mean, with respect to any Swingline Loan, the date that is five Business Days prior to the Revolving Credit Maturity Date.
“Syndication Agents” shall mean the Persons identified on the cover page of this Agreement as such, in their respective capacities as syndication agent under this Agreement.
“Taxes” shall have the meaning provided in Section 5.4(a).
“Term Loan” shall mean a 2017 Initial Tranche A Term Loan, a 2019 Extended Tranche A Term Loan, an Initial Tranche B Term Loan, an Incremental Term Loan or any Extended Term Loans, as applicable.
“Term Loan Extension Request” shall have the meaning provided in Section 2.15(a).
“Term Loan Facility” shall mean any of the 2017 Initial Tranche A Term Loan Facility, the 2019 Extended Tranche A Term Loan Facility, the Initial Tranche B Term Loan Facility, any Incremental Term Loan Facility and any Extended Term Loan Facility.
“Test Period” shall mean, for any determination under this Agreement, the most recent period of four consecutive fiscal quarters of the Borrower ended on or prior to such date of determination (taken as one accounting period) in respect of which Section 9.1 Financials shall

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(e)Borrowings of Revolving Credit Loans to reimburse Unpaid Drawings under Letters of Credit shall be made upon the terms set forth in Section 3.3 or Section 3.4(a).
(f)Without in any way limiting the obligation of the Borrower to confirm in writing any notice it may give hereunder by telephone, the Administrative Agent may act prior to receipt of written confirmation without liability upon the basis of such telephonic notice believed by the Administrative Agent in good faith to be from an Authorized Officer of the Borrower. In each such case, the Borrower hereby waives the right to dispute the Administrative Agent's record of the terms of any such telephonic notice.
(g)If the Borrower fails to specify a Type of Loan in a Notice of Borrowing then the applicable Term Loans or Revolving Credit Loans shall be made as Eurodollar Loans with an Interest Period of one (1) month. If the Borrower requests a Borrowing of Eurodollar Loans in any such Notice of Borrowing, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one (1) month.
2.4    Disbursement of Funds. (a) No later than 2:00 p.m. (New York City time) on the date specified in each Notice of Borrowing (including Mandatory Borrowings and Borrowings to reimburse Unpaid Drawings under Letters of Credit), each Lender will make available its pro rata portion, if any, of each Borrowing requested to be made on such date in the manner provided below; provided that on the Closing Date (or with respect to any Incremental Facilities, on the relevant Incremental Facility Closing Date), such funds may be made available at such earlier time as may be agreed among the relevant Lenders, the Borrower and the Administrative Agent for the purpose of consummating the Transactions; provided, further, that all Swingline Loans shall be made available to the Borrower in the full amount thereof by the Swingline Lender no later than ~~3~~4:~~30~~00 p.m. (New York City time) on the date requested.
(b)    Each Lender shall make available all amounts it is to fund to the Borrower under any Borrowing for its applicable Commitments in immediately available funds to the Administrative Agent at the Administrative Agent's Office and the Administrative Agent will (except in the case of Mandatory Borrowings and Borrowings to repay Unpaid Drawings under Letters of Credit) make available to the Borrower, by depositing to an account designated by the Borrower to the Administrative Agent in writing, the aggregate of the amounts so made available in Dollars. Unless the Administrative Agent shall have been notified by any Lender prior to the date of any such Borrowing that such Lender does not intend to make available to the Administrative Agent its portion of the Borrowing or Borrowings to be made on such date, the Administrative Agent may assume that such Lender has made such amount available to the Administrative Agent on such date of Borrowing, and the Administrative Agent, in reliance upon such assumption, may (in its sole discretion and without any obligation to do so) make available to the Borrower a corresponding amount. If such corresponding amount is not in fact made available to the Administrative Agent by such Lender and the Administrative Agent has made available same to the Borrower, the Administrative Agent shall be entitled to recover such corresponding amount from such Lender. If such Lender does not pay such corresponding amount forthwith upon the Administrative Agent's demand therefor, the Administrative Agent shall promptly notify the Borrower and the Borrower shall immediately pay such corresponding amount to the Administrative Agent. The Administrative Agent shall also be entitled to recover from such Lender or the Borrower, as the case may be, interest on such corresponding amount in

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such difference may be used for the purposes of determining any baskets (other than any previously contributed Cure Amounts), with respect to the covenants contained in the Credit Documents, the Available Amount or the Available Equity Amount and (ii) less than the Necessary Cure Amount, then not later than the applicable Cure Deadline, the Borrower must receive the cash proceeds from the issuance of Capital Stock or a cash capital contribution to Holdings, which cash proceeds received by Borrower shall be equal to the shortfall between such Expected Cure Amount and such Necessary Cure Amount.
SECTION 12.     The Administrative Agent and the Collateral Agent
12.1    Appointment. (a) Each of the Lenders and the Letter of Credit
Issuers hereby irrevocably appoints ~~Bank of America, N.A.~~JPMorgan to act on its behalf as the Administrative Agent hereunder and under the other Credit Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. It is understood and agreed that the use of the term “agent” herein or in any other Credit Documents (or any other similar term) with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law. Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties.
(b)    The Administrative Agent shall also act as the “Collateral Agent”
under the Credit Documents, and each of the Lenders (including in its capacities as a potential
Hedge Bank and a potential Cash Management Bank) and the Letter of Credit Issuer hereby irrevocably appoints and authorizes the Administrative Agent to act as the agent of such Lender and the Letter of Credit Issuer for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted under the Security Documents to secure any of the Obligations, together with such powers and discretion as are reasonably incidental thereto. In this connection, the Administrative Agent, as “Collateral Agent”, and any co-agents, sub-agents and attorneys-in-fact appointed by the Administrative Agent pursuant to Section 12.2 for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Security
Documents, or for exercising any rights and remedies thereunder at the direction of the Administrative Agent), shall be entitled to the benefits of all provisions of this Section 12 and Section 13 (including Section 13.5(a), as though such co-agents, sub-agents and attorneys-in-fact were the “Collateral Agent” under the Credit Documents) as if set forth in full herein with respect thereto.
12.2     Delegation of Duties. The Administrative Agent and the Collateral Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Credit Document by or through any one or more sub-agents appointed by the Administrative Agent or the Collateral Agent, as applicable. The Administrative Agent, the Collateral Agent and any such sub-agent may perform any and all of its duties and exercise their respective rights and powers by or through their respective Related Parties. The exculpatory provisions of this Section 12 shall apply to any such sub-agent and to the Related Parties of the Administrative Agent, the Collateral Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein

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them while the retiring Administrative Agent or Collateral Agent, as applicable, was acting as Administrative Agent or Collateral Agent, as applicable.
Any resignation or replacement by ~~Bank of America~~JPMorgan as Administrative Agent pursuant to this Section shall also constitute its resignation or replacement as Letter of Credit Issuer and Swingline Lender. If ~~Bank of America~~JPMorgan resigns or is replaced as a Letter of Credit Issuer, it shall retain all the rights, powers, privileges and duties of the Letter of Credit Issuer hereunder with respect to all Letters of Credit outstanding as of the effective date of its resignation or replacement as Letter of Credit Issuer and all Letter of Credit Obligations with respect thereto, including the right to require the Lenders to make Revolving Credit Loans or fund risk participations in Unpaid Drawings pursuant to Section 3.3. If ~~Bank of America~~JPMorgan resigns as Swingline Lender, it shall retain all the rights of the Swingline Lender provided for hereunder with respect to Swingline Loans made by it and outstanding as of the effective date of such resignation, including the right to require the Lenders to make Revolving Credit Loans or fund risk participations in outstanding Swingline Loans pursuant to Section 2.1(f). Upon the appointment by the Borrower of a successor Letter of Credit Issuer or Swingline Lender hereunder (which successor shall in all cases be a Lender other than a Defaulting Lender), (a) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Letter of Credit Issuer or Swingline Lender, as applicable, (b) the retiring Letter of Credit Issuer and Swingline Lender shall be discharged from all of their respective duties and obligations hereunder or under the other Credit Documents, and (c) the successor Letter of Credit Issuer shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to ~~Bank of America~~JPMorgan to effectively assume the obligations of ~~Bank of America~~JPMorgan with respect to such Letters of Credit.
12.9     Withholding Tax. To the extent required by any applicable law, the Administrative Agent may withhold from any interest payment to any Lender an amount equivalent to any applicable withholding tax, except taxes imposed as a result of a current or former connection unrelated to this Agreement between the Administrative Agent and any jurisdiction outside of the United States imposing such tax. If the Internal Revenue Service or any authority of the United States or other jurisdiction asserts a claim that the Administrative Agent did not properly withhold tax from amounts paid to or for the account of any Lender (because the appropriate form was not delivered, was not properly executed, or because such Lender failed to notify the Administrative Agent of a change in circumstances which rendered the exemption from, or reduction of, withholding tax ineffective, or for any other reason), such Lender shall indemnify the Administrative Agent fully for all amounts paid, directly or indirectly, by the Administrative Agent as tax or otherwise, including penalties and interest, together with all expenses incurred, including legal expenses, allocated staff costs and any out of pocket expenses.
12.10     Rights as a Lender. The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to,

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Schedule 13.2
Addresses for Notices
To the Administrative Agent:
JPMorgan Chase Bank, N A
Loan and Agency Services Group
500 Stanton Christiana Road, Ops 2, Floor 3 Newark, DE 19713-2107
Attention: Pranay Tyagi
Tel: (302) 634-8799
Fax: (302) 634-8459
Email: pranay.tyagi@jpmorgan.com
With a copy to:
Evelyn Crisci
Tel: (212) 270-9854
Email: evelyn.x.crisci@jpmorgan.com 383 Madison Avenue, Floor 23
New York, NY 10179